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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-1939

ING Investment Funds, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

May 31, 2006

Classes A, B, C, I, M, O and Q

Domestic Equity and Income Funds

  ING Convertible Fund

  ING Real Estate Fund

Domestic Equity Growth Funds

  ING Disciplined LargeCap Fund

  ING Fundamental Research Fund

  ING LargeCap Growth Fund

  ING MidCap Opportunities Fund

  ING Opportunistic LargeCap Fund

  ING SmallCap Opportunities Fund

Domestic Equity Value Funds

  ING Financial Services Fund

  ING LargeCap Value Fund

  ING MagnaCap Fund

  ING MidCap Value Fund

  ING MidCap Value Choice Fund

  ING SmallCap Value Fund

  ING SmallCap Value Choice Fund

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PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder,

As you may recall in my last letter, I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

I am happy to report that enthusiasm is continuing to thrive. We have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” are more than words, they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the ING Diversified International Fund. This new Fund is among those that we launched in January, but it is unique in that it is a fund-of-funds. It is also, we believe, simply an easier way to invest internationally.

The ING Diversified International Fund brings together six distinct, international mutual funds, each managed by well-known asset managers who specialize in key international sub-asset classes. What’s more, the Fund is periodically reviewed by a seasoned team of ING asset allocation experts who re-adjust the Fund’s allocation based on prevailing market conditions.

Best of all: we’ve made it easy. With just one investment, investors can now acquire a broadly diversified, actively managed international equity portfolio.

The ING Diversified International Fund marks one more way that we at ING Funds are continuing to offer you the global expertise, product innovation and world-class service that you have come to expect from us.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
July 20, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Fund Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2006

Investors in global equities gained 8.4% in the six months ended May 31, 2006, according to the Morgan Stanley Capital International (“MSCI”) World® Index(1) in dollars, including net reinvested dividends, almost matching the 8.8% six month return ended November 30, 2005 (returning 18.0% for the year ended May 31, 2006). But with just three weeks to go, after the best first calendar quarter since 1998, the gain had been over 15%. At that point, investors were gripped by fears that zealous, inflation fighting central banks would raise U.S. interest rates by more than enough to choke off the global growth enjoyed in recent years. And as May 2006 ended, the only question was whether the late slide was just a correction, or the start of something big. In currencies, the dollar could not maintain its strength from the six months ended November 30, 2005, as some of its main drivers ran out of steam, and in the six months ended May 31, 2006 slid 8.0%, 7.5% and 6.0% against the euro, pound and yen, respectively (falling 3.9%, 2.8% and gaining 3.8% against the euro, pound and yen, respectively, for the year ended May 31, 2006).

For U.S. fixed-income investors, the major event of the six-month period ended May 31, 2006 was the retirement in January 2006 of Alan Greenspan after 18 years as Chairman of the Federal Reserve Board (“Fed”). Incoming Chairman Dr. Ben Bernanke quickly confirmed that he would maintain the inflation-fighting focus of his predecessor. The other fixed-income “event” was the sale in February 2006 of 30-year U.S. Treasury Bonds for the first time since 2001. The sale went well; so well that its respective yield immediately fell below that of the 10-year U.S. Treasury Note. In fact, by February 2006 month-end, the yield curve had slightly inverted along much of its range. However, this was short-lived as successive inflation reports repeatedly showed the core rate at or above the top of the Federal Open Market Committee’s (“FOMC”) comfort zone. The FOMC, now under Dr. Bernanke, raised rates for the fifteenth time in March 2006, dating back to June 2004 and for the sixteenth time in May 2006. Yet the minutes from the March 2006 meeting said that the end of the tightening cycle was near, and by the end of April 2006, Dr. Bernanke himself was openly hinting at a pause after May 2006. Meanwhile, the price of a barrel of oil had been making new records in April 2006, boosted by political concerns in Iran, Nigeria and Venezuela. The combination of inflationary pressures and the Fed about to go on hold lifted the yield on the 10-year U.S. Treasury through 5% for the first time in nearly four years, to its peak of 5.19% on May 12, 2006. The trend was broken the next day when a plunge in previously soaring commodity prices suggested a slowdown in world growth and then a few days later, after another stubbornly high core consumer price index (“CPI”) figure, a Fed official cast doubt on a FOMC pause. By month end, the curve was flattening again. For the six-month period ended May 31, 2006, the broad Lehman Brothers Aggregate Bond Index(2) of investment grade bond returns barely moved, rising just 1 basis point for the six months ended May 31, 2006 (falling 0.5% for the year ended May 31, 2006).

At the same time, the U.S. equities market in the form of the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3), gained 2.6% including dividends for the six months ended May 31, 2006, (gaining 8.6% for the year ended May 31, 2006), and traded at a price-to-earnings (“P/E”) ratio of 14.8 times earnings for the fiscal year ended May 31, 2006. Equities investors watched intently the ebb and flow of sentiment in the fixed-income market described above. Interest rate dynamics are of course a key driver of stock prices. With higher rates, more attractive bonds become an alternative investment. Rising interest rates eat into corporate profits and stifle investment. Consumers are discouraged from spending by higher borrowing and credit card costs and in particular, potential homebuyers think twice, keeping house prices down. The last point has been particularly important in recent years since rising house prices have made consumers feel wealthier and encouraged them to spend, even more than they were earning. The housing sector, measured by sales, construction, inventories and mortgage applications indeed weakened during the period, albeit choppily. Corporate profits were on track to complete their eleventh straight quarter of double-digit year-over-year growth but the trend was expected to fall. Gross domestic product (“GDP”) bounced back smartly in the first quarter of 2006, with growth of 5.3% after the Hurricanes Katrina and Rita induced stumble in late 2005, but again deceleration was generally forecasted. Of prime importance to equity investors then, was that the Fed not over shoot with its tightening and in turn, transform a slow down into a recession. Thus the hints emerging from March 2006, that the FOMC was nearly done drove the S&P 500® Index to a five-year high at its peak on May 5, 2006. But that was as good as it got. In the remaining days of the month, the combination of rekindled inflation fears and a newly hawkish Fed took more away from the six-month return than it left.

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2006

In international markets, the pattern of results resembled those in the U.S., with improved market conditions undercut in May 2006 by new fears of globally rising interest rates. The scale was somewhat larger, however, based on MSCI indices in local currencies including net dividends. Japan equities rose 4.8% based on the MSCI Japan® Index(4) plus net dividends for the six months ended May 31, 2006, (42.8% for the year ended May 31, 2006) on a practically uninterrupted flow of reports showing the economy emerging from its protracted slump, but this was 10% less than the return on May 8, 2006. European ex UK markets ended 7% below their early May 2006 high, based on the MSCI Europe ex UK® Index(5) plus net dividends, but still held on to an 8.2% gain for the half-year (23.9% for the year ended May 31, 2006), supported by widespread merger and acquisition activity, despite uneven economic news and two 25 basis points interest rate increases. UK equities added 7.0% for the six months ended May 31, 2006 based on the MSCI UK® Index(6) plus net dividends, half of the return at the market peak near the end of April 2006, driven at least temporarily, by the large energy and materials sectors as commodity prices surged and by acquisition-prone financials (18.4% for the year ended May 31, 2006).

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Standard & Poor’s 500® Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index. Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the ING Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING CONVERTIBLE FUND	PORTFOLIO MANAGERS’ REPORT

ING Convertible Fund (the “Fund”) seeks maximum total return, consisting of capital appreciation and current income. The Fund is managed by a team of investment professionals led by Anuradha Sahai, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.67% compared to the Merrill Lynch Convertibles Excluding Mandatory All Quantities Index, which returned 11.05% for the same period.

Portfolio Specifics: During the fiscal year, we positioned the Fund towards the middle of the road, with most of its weighting in total-return convertibles that had neither a pure bond-like tilt nor a pure equity tilt. With the comeback in the convertible market, especially in the earlier half of the period, middle-of-the-road convertibles regained a lot of the premium lost earlier in 2005. Security selection also enhanced returns over the last twelve months.

Technology was a big driver of returns during the fiscal year — the Fund’s positioning and security selection delivered more than twice the benchmark return within the sector. The Fund also significantly outperformed in the consumer discretionary, utilities, financials and media sectors. In consumer discretionary, the significant underweighting of the auto industry as well as security selection in leisure and retail aided performance. In utilities, security selection and lack of owning a name moving towards bankruptcy drove most of the performance. In financials, sub-sector positioning towards the insurance industry and security selection contributed to performance. These contributions were partially offset by underperformance in the telecommunications and transportation sectors, due to defensive positioning in the former and high energy prices affecting our holdings in the latter. The Fund also lagged in the industrials sector due to underweighting of the commercial services and machinery sub-sectors.

Current Strategy and Outlook: U.S. economic indicators remain steady, but we believe that equity market valuations will improve more modestly going forward. Rising interest rates, combined with higher oil and commodity prices, have tempered projections for economic growth and corporate profitability this year. With this increased uncertainty, we may witness increased equity volatility, which should be positive for the convertible market by enhancing option value. This will probably be somewhat offset by credit spread widening, which would affect to a lesser degree the bond floors of convertible securities. Therefore, the Fund maintains a middle-of-the-road approach with heavier weightings in balanced, total-return convertibles.

In these volatile times, we believe convertible securities are attractive because of their bond-floor downside protection and their equity-like upside participation. Despite the fear of higher rates, we believe that strong balance sheets and relatively low default risk should keep bond floors from dropping much. We expect companies across the spectrum to benefit from a modestly improving economy.

The foundation for our investment decisions continues to be a bottom-up approach that relies upon fundamental analysis and disciplined security selection within a broader, top-down sector positioning strategy.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Chesapeake Energy Corp.	3.4%
SPDR Trust Series 1	3.2%
Inco Ltd., 1.000%, due 03/14/23	3.0%
EchoStar Communications Corp., 5.750%, due 05/15/08	2.9%
Costco Wholesale Corp., 0.00%, due 08/19/17	2.6%
Reinsurance Group of America	2.6%
Advanced Medical Optics, Inc., 2.500%, due 07/15/24	2.3%
Citigroup Funding, Inc.	2.2%
Travelers Property Casualty Corp.	2.1%
Cooper Cameron Corp., 1.500%, due 05/15/24	2.1%

** Excludes short-term investments related to repurchase agreements and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING CONVERTIBLE FUND

Average Annual Total Returns for the Years Ended May 31, 2006

	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	7.12%	3.01%	9.10%
Class B(2)	7.82%	3.18%	9.09%
Class C(3)	11.78%	3.53%	9.05%
Class Q	13.64%	4.48%	10.05%
Excluding Sales Charge:
Class A	13.67%	4.24%	9.75%
Class B	12.82%	3.53%	9.09%
Class C	12.78%	3.53%	9.05%
Class Q	13.64%	4.48%	10.05%
ML Convertible Index(4)	11.05%	5.41%	8.23%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Convertible Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)        Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)        Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)        The Merrill Lynch All Convertibles Excluding Mandatory All Quantities Index (“ML Convertible Index”) is a market capitalization-weighted index including all non-mandatory domestic corporate convertible securities with at least an overall par of $50 million market value.

ING REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

ING Real Estate Fund (the “Fund”) seeks total return consisting of long-term capital appreciation and current income. The Fund is co-managed by T. Ritson Ferguson, Chief Investment Officer and Managing Director and Joseph P. Smith, Managing Director, ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 22.63% compared to the Morgan Stanley Capital International U.S. REIT® Index (“MSCI U.S. REIT® Index”) and the Dow Jones Wilshire Real Estate Securities Index (“DJW Real Estate Securities Index”), which returned 19.23% and 21.30%, respectively, for the same period.

Portfolio Specifics: The Fund delivered strong relative performance for the period, driven primarily by good stock selection. Sector allocation decisions to underweight health care and shopping centers and to overweight the storage sector were positive contributors to performance as well during the past year. Our holdings in every property sector except hotels and storage outperformed the sector averages. Security selection in the office and apartment sectors was particularly helpful in driving positive performance. Our best performing office company investments include: SL Green, up 65%, Kilroy Realty, up 52%, Corporate Office Properties, up 46%, Arden Realty, up 39%, and CarrAmerica up 35%. Arden and CarrAmerica were both taken private in the first half of 2006 at significant premiums to previous stock trading levels. In the apartment sector, our overweight positions in AvalonBay Communities, up 47%, Camden Property Trust up 44%, BRE Properties, up 41%, Archstone Properties, up 37%, and Post Properties, up 37%, have contributed to the strong performance in the last 12 months. Given the current economic environment, accelerating earnings outlook, and relative valuation, our favorite property sectors continue to be apartments, office, and hotels. Our underweighting in Mills, a mall owner and developer, has helped relative performance in 2006. Once a significant position in the fund, we began trimming our position shortly after the stock price peaked last summer at $65. On concerns about the company’s ability to manage and finance a very large pipeline of new mall developments, we began reducing our exposure eventually exiting altogether in the first quarter of this year at prices substantially higher than where the stock trades today (less than $25). However, the portfolio’s overweight position during 2005 detracted from relative performance as the stock price declined throughout the second half of the year.

Current Strategy & Outlook: We believe valuations are now in line with private market values. With the declines of April and May of 2006, REITs are down approximately 6.5% from their peak valuations at the end of March. The yield on the NAREIT Equity REIT index has risen to 4.37% (up 30 basis points from the end of March), but is still 0.74% below the yield of the 10-year Treasury. The weighted forward multiple of Funds from Operations (FFO) is down to 15.7 times, after peaking at over 17 times. Perhaps most important, the current REIT prices are in-line with our average estimate of Net Asset Value (NAV) per share which is our estimate of the private market value of the companies’ real estate. Hotels, malls, and office companies are trading on average at or below NAV estimates. Another large takeover announced in early June proves that REIT valuations are not extended relative to private market values for real estate. On June 5th, Trizec Properties (TRZ) announced that it was being taken over by a consortium of Brookfield Properties (BPO), a Canadian-based company investing in North American real estate, and Blackstone Group, a respected private market investor for $29.01 per share (an 18% premium to the previous day’s stock price) in a transaction valued at $8.9 billion ($4.8 billion equity value). Trizec is a significant position in the fund.

The forces currently driving real estate stocks higher are a combination of improving earnings outlook (particularly in the office, apartments, & hotel sectors), valuations that are close to Net Asset Value (NAV), and a “wave of private capital” that continues to search for privatization candidates in the public markets. We expect REIT earnings growth of 6% to 7% for 2006. Importantly, 2006 will be the first year since 2000 that all property sectors have positive earnings growth. The office and apartment sectors have the best marginal improvement in earnings growth between 2005 and 2006. In 2005, the office stocks had negative earnings growth and the apartment stocks had very modest earnings growth. 2006 is much more favorable for each of these sectors. Overall, earnings growth is being driven primarily by occupancy and rent gains (internal growth), and not by higher investment activity. New investments in the form of acquisitions and developments/re-developments continue to be steady, but at much more modest levels compared to a decade ago. Dividends are growing as a natural by-product of improving earnings and by year-end we expect the aggregate REIT dividend to have increased 3% or more, with the strongest growth in the hotel sector. We remain cautiously optimistic about the total return prospects for an actively managed portfolio of real estate company stocks. Valuations are elevated relative to historic norms, but this appears justified given the moderate growth economic outlook and the improving fundamentals of real estate markets. The private market investment funds continue to support current real estate stock prices and valuations. As always, we appreciate your continued confidence in ING Clarion.

Top Ten Holdings
as of May 31, 2006
(as a percent of net assets)

Simon Property Group LP	6.5%
Prologis	4.9%
Archstone-Smith Trust	4.6%
Equity Residential	4.5%
Boston Properties, Inc.	4.4%
AvalonBay Communities, Inc.	4.0%
Equity Office Properties Trust	3.9%
Vornado Realty Trust	3.9%
SL Green Realty Corp.	3.3%
Camden Property Trust	3.0%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	Since Inception of Class A December 20, 2002		Since Inception of Class B November 20, 2002		Since Inception of Class C January 17, 2003		Since Inception of Class I December 31, 1996		Since Inception of Class O September 15, 2004
Including Sales Charge:
Class A(1)	15.61%	—	24.41%		—		—		—		—
Class B(2)	16.70%	—	—		24.61%		—		—		—
Class C(3)	20.69%	—	—		—		26.98%		—		—
Class I	22.98%	20.08%	—		—		—		13.60%		—
Class O	22.60%	—	—		—		—		—		25.18%
Excluding Sales Charge:
Class A	22.63%	—	26.57%		—		—		—		—
Class B	21.70%	—	—		25.10%		—		—		—
Class C	21.69%	—	—		—		26.98%		—		—
Class I	22.98%	20.08%	—		—		—		13.60%
Class O	22.60%	—	—		—		—		—		25.18%
MSCI U.S. REIT® Index(4)	19.23%	19.52%	25.47	%(6)	25.09	%(7)	27.24	%(8)	12.49	%(9)	20.69	%(10)
DJW Real Estate Securities Index(5)	21.30%	19.86%	27.16	%(6)	26.96	%(7)	29.07	%(8)	13.24	%(9)	22.64	%(10)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Real Estate Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)   Reflects deduction of the Class B deferred sales charge of 5% and 3% for the 1 year and since inception returns, respectively.

(3)   Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)   The Morgan Stanley Capital International (MSCI) U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The Index represents approximately 85% of the U.S. REIT market. The MSCI U.S. REIT® Index more closely tracks the type of securities in which the Fund invests than the DJW Real Estate Securities Index.

(5)   The Dow Jones Wilshire (“DJW”) Real Estate Securities Index measures the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The Index is capitalization-weighted.

(6)   Since inception for the index is shown from January 1, 2003.

(7)   Since inception for the index is shown from December 1, 2002.

(8)   Since inception for the index is shown from February 1, 2003.

(9)   Since inception for the index is shown from January 1, 1997.

(10) Since inception for the index is shown from September 1, 2004.

ING DISCIPLINED LARGECAP FUND	PORTFOLIO MANAGERS’ REPORT

ING Disciplined LargeCap Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Omar Aguilar* and Douglas Cote’, ING Investment Management Co. — the Sub-Adviser.

Performance Update: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.02% compared to the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index, which returned 8.64% for the same period.

Portfolio Specifics: The Fund underperformed the S&P 500® Index mainly because of unfavorable stock selection within the technology and energy sectors and an underweight in financials. Positive security selection within the healthcare and consumer staples sectors and an overweight in energy helped to offset this impact.

Some of our largest contributions to relative performance came from overweights in grain processor Archer-Daniels-Midland, Apple Computer and NuCor. Among our largest detractors were our overweight positions in Intel and Dell.

The Fund overweighted Archer-Daniels-Midland because of strong market sentiment factors in our quantitative model. The stock outperformed over the last year. The company produces ethanol made from corn and as fuel prices have risen, the demand for alternative sources of fuel has risen. Lower grain prices also contributed to the company’s ability to increase profits throughout the year, as corn hit a four-year low. The company’s profits rose in other products as well, such as soy based products.

The Fund was overweight in chip-maker Intel at the beginning of the annual period because of strong earnings momentum and quality of earnings. The company’s shares fell over the last year because of reduced profits and market share losses. The company started last summer on an upbeat note increasing sales and margins on the back of strong laptop demand. As the year progressed, the company saw the competition gain market share in one of its more profitable markets. The Fund currently underweights the stock but holds a position for risk-control purposes.

During the first half of the fiscal year, relative valuation and price momentum were particularly effective in selecting securities. These factors historically have been successful at identifying outperforming stocks.

Current Strategy and Outlook: Our research builds structured portfolios from stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the S&P 500® Index. Our analysis aims to maximize exposure to companies with strong business momentum and high quality earnings, that are attractive based on valuation in terms of earnings and cash flows, and that are recognized in the marketplace for their strong relative performance and positive analyst revisions.

The Fund is currently overweight in energy and consumer staples and underweight in industrials. Overall sector exposures, however, are by design quite close to the S&P 500® Index so that nearly all of our relative performance comes from stock selection.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Exxon Mobil Corp.	3.9%
General Electric Co.	2.9%
Procter & Gamble Co.	2.4%
Citigroup, Inc.	2.0%
International Business Machines Corp.	1.8%
Bank of America Corp.	1.8%
ChevronTexaco Corp.	1.8%
Cisco Systems, Inc.	1.8%
Microsoft Corp.	1.6%
PepsiCo, Inc.	1.6%

** Excludes short-term investments related to repurchase agreements and securities lending collateral.

Portfolio holdings are subject to change daily.

*    Effective December 2005, Omar Aguilar replaced Hugh T.M. Whelan as Portfolio Manager to ING Disciplined LargeCap Fund.

PORTFOLIO MANAGERS’ REPORT	ING DISCIPLINED LARGECAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	Since Inception December 30, 1998
Including Sales Charge:
Class A(1)	0.87%	(0.19)%	(0.15)%
Class B(2)	1.27%	(0.13)%	(0.06)%
Class C(3)	5.16%	0.23%	(0.07)%
Excluding Sales Charge:
Class A	7.02%	0.99%	0.65%
Class B	6.27%	0.27%	(0.06)%
Class C	6.16%	0.23%	(0.07)%
S&P 500® Index(4)	8.64%	1.96%	2.02	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Disciplined LargeCap Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)   Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)   Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)   The Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)   Since inception performance for index is shown from January 1, 1999.

ING FUNDAMENTAL RESEARCH FUND	PORTFOLIO MANAGERS’ REPORT

ING Fundamental Research Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Christopher F. Corapi, ING Investment Management Co. — the Sub-Adviser.

Performance: From December 28, 2005 (inception date of the Fund) through May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.60% compared to the Standard and Poor’s 500® Composite Stock Price (“S&P 500®”) Index, which returned 1.77% for the same period.

Portfolio Specifics: The Fund underperformed the index primarily due to positions in energy exploration and production as the group traded down on weaker natural gas and oil prices. We believe these stocks could benefit this year from an increasing demand by utilities and petrochemical companies. In the health care sector, the Fund’s position in Health Net detracted from performance as the whole sector fell due to concerns over cost and pricing trends. We continue to favor this company, however, given its attractive valuation and improved profit margins compared to its peers. Finally, the Fund’s position in Urban Outfitters was hurt by inventory concerns over its Anthropologie and Urban Outfitters chains. We believe that this is a short-term issue and that management’s decision to add 200 to 250 new stores over the next several years will be a significant growth driver.

The Fund’s performance did benefit from favorable stock selection in the industrials and information technology sectors. Wesco International, a distributor of electrical supplies and equipment and provider of procurement solutions, contributed the most to outperformance. Strength in Wesco’s commercial construction end markets, as well as utility company spending on the upgrading of electricity transmission and distribution helped fuel strong organic growth and margin performance. Another industrial company, ABB, benefited from strength in its process control and transmission equipment businesses. Like Wesco, ABB delivered strong margin improvement and robust sales growth from utility spending on the energy infrastructure. In the technology sector, the Fund benefited from its holdings in Oracle, Cisco and Broadcom. Underweighting Intel and Microsoft also helped performance. We’ve been neutral to negative on both companies, as their product quality and innovation continue to lag their competitors.

Finally, the timing of the initial investment of the Fund during the last few days in December and in early January when markets were on balance strong, caused a drag on performance.

Current Strategy and Outlook: Our current investment strategy is focused on those companies that possess any or all of the following attributes: effective capital allocation, strong competitive position and operations in vibrant industries. Key holdings, such as Flextronics, Taiwan Semiconductor, Medco Health Solutions, ABB and Harrah’s Entertainment all feature strong fundamentals, clear catalysts and attractive valuations. For example, we like Medco because of its earnings potential as a result of a recent acquisition of Accredo, and its above-average market share in Merck’s Zocor. We expect the company to see profit margins expand this year as a wave of patents on branded drugs starts to expire.

Our technology holdings reflect our belief that the industry is in a maturation cycle and companies are becoming more vigilant about how they deploy capital and manage their internal finances. For example, we see a proliferation of outsourced manufacturing, on the premise that manufacturing is a low-return-on-capital endeavor without the economies of scale that companies such as Flextronics and Taiwan Semiconductor enjoy. We continue to favor oil and gas services stocks within the energy sector, which we believe are benefiting from capital spending by oil and gas companies.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

KKR Private Equity Investors LP	3.6%
AT&T, Inc.	3.3%
Wells Fargo & Co.	2.5%
Exxon Mobil Corp.	2.4%
General Electric Co.	2.4%
Citigroup, Inc.	2.4%
Altria Group, Inc.	2.3%
Bank of America Corp.	2.3%
Harrah’s Entertainment, Inc.	2.2%
Johnson & Johnson	2.1%

** Excludes short-term investments related to repurchase agreements.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING FUNDAMENTAL RESEARCH FUND

Cumulative Total Returns for the Periods Ended May 31, 2006

	Since Inception of Class A December 28, 2005		Since Inception of Class B February 6, 2006		Since Inception of Class C April 17, 2006
Including Sales Charge:
Class A(1)	(4.24)%		—		—
Class B(2)	—		(5.28)%		—
Class C(3)	—		—		(2.82)%
Excluding Sales Charge:
Class A	1.60%		—		—
Class B	—		(0.30)%		—
Class C	—		—		(1.84)%
S&P 500® Index(4)	1.77	%(5)	(0.08	)%(6)	(2.88	)%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fundamental Research Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)   Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3)   Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)   The Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)   Since inception performance for index is shown from December 28, 2005.

(6)   Since inception performance for index is shown from February 1, 2006.

(7)   Since inception performance for index is shown from May 1, 2006.

ING LARGECAP GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of May 31, 2006
(as a percent of net assets)

Diversified Financial Services	13.0%
Pharmaceuticals	11.9%
Software	8.1%
Telecommunications	7.0%
Computers	7.0%
Aerospace/Defense	6.9%
Banks	6.0%
Healthcare-Products	5.2%
Mining	3.4%
Healthcare-Services	3.1%
Semiconductors	3.1%
Industries between 2.0%-3.0%(1)	10.8%
Industries less than 2.0%(2)	15.2%
Other Assets and Liabliites, Net*	(0.7)%
Total Net Assets	100.0%

*	Includes securities lending collateral.
(1)	Includes four industries, which each represents 2.0%-3.0% of net assets.
(2)	Includes 12 industries, which each represents less than 2.0% of net assets.

Portfolio holdings are subject to change daily.

ING LargeCap Growth Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Andrew J. Shilling and John A. Boselli, Portfolio Managers at Wellington Management Company, LLP — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.25% compared to the Russell 1000® Growth Index and the Russell 1000® Index, which returned 6.14% and 9.38%, respectively, for the same period.

Portfolio Specifics: U.S. equity markets generally moved higher during the period, supported by strength in corporate earnings and a solidifying global economy. Large cap stocks trailed both small and mid cap stocks when measured using the Russell 1000®, Russell MidCap®, and Russell 2000® Indices. Growth stocks lagged their value-oriented peers, as the Russell 1000® Growth’s Index 6.14% return was well behind the 12.61% return of the Russell 1000® Value Index. Within the Russell 1000® Growth Index, energy, 56%, and utilities, 37%, stocks led, while technology, (0.3)%, and health care, 0.4%, stocks lagged.

The Fund underperformed on a relative basis due to stock selection. Technology stocks provided the greatest headwinds during the period, largely due to positions in video game retailer Electronic Arts, semiconductor company Marvell, internet advertiser Yahoo! and computer manufacturer Dell. Electronic Arts lowered guidance in late 2005 as software sales fell shy of expectations during a video game console transition period. Shares of semiconductor company Marvell Technology retreated with concerns that slowing PC growth would negatively impact the hard disk drive industry. Marvell remains well-positioned to benefit from upcoming consumer electronics product cycles. Yahoo! fell in conjunction with disappointing guidance and search results, particularly in its affiliate business. We eliminated our position in Yahoo! due to the company’s seeming inability to close the gap with Google’s leading search technology. On an absolute basis, the Fund was also impacted by a position in Dell, which suffered from a reduced cost advantage as component pricing remained unusually firm.

Selection was also weak in the consumer discretionary sector, driven by a position in XM Satellite Radio. Shares in the company reacted negatively to declining conversion rates from OEM installations and rising expenses associated with increased advertising and promotion. We eliminated our position in the stock.

Positive stock selection in the the Fund came from the energy, telecommunication services, and financials sectors. Relative performance also got a boost from overweight positions in all three of these high-performing sectors and from an underweight in the lagging consumer staples sector. Within energy, exploration and production companies Petro-Canada (crude) and Cameco (uranium) led the Fund’s positive results. Shares of the world’s largest trading market, Chicago Mercantile Exchange, continued their ascent alongside rising trading volumes and expansion of its electronic trading platform, Globex. The Fund also benefited from not holding a position in semiconductor giant Intel, which fell during the period. Other significant contributors on a relative and absolute basis included internet search firm Google and drug maker AstraZeneca.

Current Strategy and Outlook: We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. Notable new purchases during the period included media company Viacom, credit reporting company Equifax, and a small position in specialty pharmaceutical company Elan. We expect Viacom shares to benefit from the company’s strong top-line growth, solid global advertising growth in its cable networks, improving margins, and attractive valuation. We look for Equifax to benefit from a solid U.S. economy, improved cross-selling to corporate customers, and strong revenue growth and margin expansion in its Latin American division. Elan’s Tysabri re-launch should establish a presence in the treatment of multiple sclerosis, and possibly Crohn’s disease. Elan’s developing pipeline for Alzheimer’s Disease also appears promising.

Based on bottom-up decisions such as these, the Fund ended the period with its largest overweight positions in financials and health care and its largest underweights in consumer staples and consumer discretionary stocks.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Countrywide Financial Corp.	4.8%
Medtronic, Inc.	4.3%
AstraZeneca PLC ADR	4.2%
Boeing Co.	4.1%
Network Appliance, Inc.	3.7%
UBS AG	3.2%
UnitedHealth Group, Inc.	3.1%
Cameco Corp.	2.9%
General Dynamics Corp.	2.8%
Franklin Resources, Inc.	2.8%

** Excludes short-term investments related to U.S. government agency obligations and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING LARGECAP GROWTH FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	Since Inception of Class A, B, C, Q July 21, 1997		Since Inception of Class I January 8, 2002
Including Sales Charge:
Class A(1)	(1.74)%	(5.83)%	4.91%		—
Class B(2)	(1.42)%	(5.70)%	4.92%		—
Class C(3)	2.65%	(5.33)%	4.92%		—
Class I	4.76%	—	—		(1.16)%
Class Q	4.47%	(4.42)%	5.86%		—
Excluding Sales Charge:
Class A	4.25%	(4.71)%	5.61%		—
Class B	3.58%	(5.33)%	4.92%		—
Class C	3.65%	(5.33)%	4.92%		—
Class I	4.76%	—	—		(1.16)%
Class Q	4.47%	(4.42)%	5.86%		—
Russell 1000® Growth Index(4)	6.14%	(1.15)%	2.00	%(6)	0.92	%(7)
Russell 1000® Index(4)	9.38%	2.62%	5.37	%(6)	4.92	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LargeCap Growth Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)   Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)   Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)   The Russell 1000® Growth Index is an index that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

(5)   The Russell 1000® Index is an unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(6)   Since inception performance for index is shown from August 1, 1997.

(7)   Since inception performance for index is shown from January 1, 2002.

ING MIDCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

ING MidCap Opportunities Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by a team of investment professionals led by Richard Welsh and Jeff Bianchi, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 16.68% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 15.61% and 16.58%, respectively, for the same period.

Portfolio Specifics: Strong stock selection within the energy and healthcare sectors, plus a favorable overweighting of the energy sector, led performance for the year overall. The energy sector represented the biggest absolute and relative contributor to performance throughout the year. Energy shares rose in conjunction with oil and natural gas prices as a strong global economy drove demand for fossil fuels. Energy supply, particularly natural gas and refined products, was constrained due to hurricanes, declining production rates and political instability. Peabody Energy Corp., one of the largest Fund positions at the start of 2006, benefited from strong business momentum due to limited supply and robust prices for coal. Chesapeake Energy — a natural-gas exploration and production company — appreciated with the strong price of natural gas.

Partially offsetting this performance was stock selection within financials and technology. Legg Mason hurt performance because of disappointing asset flows and the inability to meet acquisition-related cost savings targets. Within technology, Avid Technology performed poorly due to sluggish demand for video entertainment software. CACI International also performed poorly due to fears over cuts in new government outsourcing projects, which would slow growth. We eliminated both positions during the period.

The healthcare sector posted positive returns. Hologic, Inc. and Celgene Corp were the standouts during the fiscal year. Hologic makes digital mammography equipment. Over the past year, earnings estimates increased 70% due to demand to replace traditional mammography instruments with digital machines. Celgene, a biotechnology company, focuses on drugs for treating cancer. The launch of Revlimid, an oral medication for blood tumors, has seen initial success.

Current Strategy and Outlook: Toward the end of the fiscal year, we began to invest more of the Fund in companies that we expect to have sustainable growth in the current environment of slowing profit growth and increasing economic uncertainty. Veritas DGC, Hospira and Medco Health Solutions exemplify our philosophy of investing in stocks that we believe have improving business fundamentals better than consensus expectations, and which sell at reasonable valuations. We believe the near-term growth prospects for these companies look promising.

Spring 2006 appears to have ended the secular decline of long-term interest rates, which lasted for almost two decades. As a result, the cost of capital should stop declining in the future. Fortunately, corporate cash balances are at historically high levels. Those companies that can invest these balances to drive future, profitable business momentum are likely to be rewarded by the market. Historically, environments like today’s have typically favored companies that demonstrate the ability to invest and grow. Therefore, we think that over the next few years growth styles could begin to reverse their underperformance versus value styles. We believe that the Fund’s investment process will continue to derive successful performance for our clients.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Hospira, Inc.	2.6%
Veritas DGC, Inc.	2.4%
Medco Health Solutions, Inc.	2.3%
Roper Industries, Inc.	2.3%
McDermott International, Inc.	2.3%
Peabody Energy Corp.	2.2%
Cooper Industries Ltd.	2.1%
Community Health Systems, Inc.	2.0%
Citrix Systems, Inc.	1.9%
Ametek, Inc.	1.9%

** Excludes short-term investments related to repurchase agreements and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	Since Inception of Class A, B, C, I August 20, 1998		Since Inception of Class Q April 4, 2000
Including Sales Charge:
Class A(1)	10.00%	(0.39)%	9.06%		—
Class B(2)	10.79%	(0.30)%	9.16%		—
Class C(3)	14.79%	0.08%	9.11%		—
Class I	17.15%	1.22%	10.30%		—
Class Q	16.81%	0.98%	—		(4.46)%
Excluding Sales Charge:
Class A	16.68%	0.80%	9.89%		—
Class B	15.79%	0.10%	9.16%		—
Class C	15.79%	0.08%	9.11%		—
Class I	17.15%	1.22%	10.30%		—
Class Q	16.81%	0.98%	—		(4.46)%
Russell Midcap® Growth Index(4)	15.61%	4.86%	9.38	%(6)	(3.49	)%(7)
Russell Midcap® Index(5)	16.58%	9.69%	12.76	%(6)	7.31	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)   Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)   Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)   The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

(5)   The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(6)   Since inception performance for index is shown from September 1, 1998.

(7)   Since inception performance for index is shown from April 1, 2000.

ING OPPORTUNISTIC LARGECAP FUND	PORTFOLIO MANAGERS’ REPORT

ING Opportunistic LargeCap Fund (“the Fund”) seeks capital appreciation. The Fund is managed by Omar Aguilar, Ph.D, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser

Performance: From December 28, 2005 (inception date of the Fund) through May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.20% compared to the Russell 1000® Growth Index, which returned -1.51% for the same period.

Portfolio Specifics: The Fund’s outperformance was due primarily to strong stock selection. Relative results were strongest in consumer staples and information technology, and were least effective in consumer discretionary and utilities. In stock selection, among the largest contributors to performance were Archer-Daniels-Midland and McDermott International. Archer-Daniels-Midland is principally engaged in processing and distributing agricultural commodities and products. The company’s third quarter profit rose 29 percent, beating analyst’s estimates, on higher prices for ethanol and soy-based products. McDermott International, a global energy services company, reported an increase of 110% in earnings before interest, taxes, depreciation and amortization (EBITDA) compared to the same quarter a year ago. This marked McDermott’s eighth consecutive quarter of positive EBITDA and a nine-year high.

Detractors from Fund performance included Barnes & Noble and Aetna. Aetna shares fell the most in more than five years after new health insurance customers from a U.S. drug program helped push costs up farther than revenue. The number three U.S. health insurer’s stock fell 20 percent, erasing about $5.4 billion in market value. Barnes & Noble has said that it expects comparable store sales growth to remain in the low single digits. In March it reported a decline of 3% in its fourth quarter profits. Sector selection added to the overall performance. The Fund benefited from a modest overweight in the energy sector, while a small overweight in healthcare stocks detracted from performance.

Finally, the timing of the initial investment of the Fund during the first few days of January when markets were very strong, caused a drag on performance.

Current Strategy and Outlook: Our investment process is based on the historical relationship between stock fundamentals and relative performance. We seek to maximize exposure to companies with strong business momentum, high quality earnings, attractive valuations and companies whose attractive qualities are being recognized in the market — as evidenced by strong relative performance, positive revisions by analysts and low levels of short interest. Conversely, we minimize exposure to stocks that score poorly by these criteria. We believe that focusing one’s portfolio on stocks with these fundamental traits can produce attractive results over time.

As of May 31, 2006, the Fund’s 12-month forward price to earnings ratio was below the benchmark and a three-to-five-year expected earnings growth rate that is slightly above the benchmark. The top two sector overweights were financials and consumer discretionary and the top two sector underweights were information technology and consumer staples.

Top Ten Holdings
as of May 31, 2006
(as a percent of net assets)

WR Berkley Corp.	3.2%
McDermott International, Inc.	3.1%
Prudential Financial, Inc.	3.0%
Boeing Co.	3.0%
Archer-Daniels-Midland Co.	2.9%
AmerisourceBergen Corp.	2.8%
Hewlett-Packard Co.	2.8%
Lam Research Corp.	2.7%
BMC Software, Inc.	2.6%
BEA Systems, Inc.	2.6%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING OPPORTUNISTIC LARGECAP FUND

Cumulative Total Returns for the Periods Ended May 31, 2006

	Since Inception of Class A December 28, 2005		Since Inception of Class B April 5, 2006		Since Inception of Class C April 27, 2006
Including Sales Charge:
Class A(1)	(5.56)%		—		—
Class B(2)	—		(10.80)%		—
Class C(3)	—		—		(5.53)%
Excluding Sales Charge:
Class A	0.20%		—
Class B	—		(6.10)%		—
Class C	—		—		(4.58)%
Russell 1000® Growth Index(4)	(1.51	)%(5)	3.52	%(6)	3.39	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Opportunistic LargeCap Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)             Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)             Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3)             Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)             The Russell 1000® Growth Index is an index that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

(5)             Since inception performance for index is shown from December 28, 2005.

(6)             Since inception performance for index is shown from April 1, 2006.

(7)             Since inception performance for index is shown from May 1, 2006.

ING SMALLCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

ING SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Steve Salopek, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 19.94% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 18.22% and 18.24%, respectively, for the same period.

Portfolio Specifics: Strong stock selection was the main driver of Fund performance during the fiscal year. Stock selection within the strongly performing energy sector contributed significantly to results. The Fund benefited from its exposure to exploration and production and oil services companies, as these businesses benefited from increased capital spending by producers and refiners seeking to meet global demand. Positive stock selection within industrials and health care also added to results.

By market capitalization, the Fund had a relatively heavy weight at the higher end of the range, where stock selection again added value. As examples, Southwestern Energy and Unit Corp. were the top two contributors during the period. Southwestern Energy focuses on the exploration and production of natural gas, and natural gas prices have increased. We believe this company will continue to have strong production growth for the remainder of 2006 and that growth will accelerate. A reassessment of the quality of its acreage in the Fayetteville Shale significantly increased the value of the company. Unit Corp. is engaged in the exploration and production of oil and gas as well as onshore drilling services. The company benefited as it was able to use its own rigs to increase production, which meant they could ramp up faster and cheaper than many competing firms.

The largest detractors from performance were Avid Technology and Applebee’s International. Avid Technology, which develops digital media production software, underperformed as a result of a series of earnings disappointments. The company’s acquisition of Pinnacle Systems, which develops digital media software for the consumer market, was also viewed negatively by investors. Applebee’s, which franchises and operates casual dining restaurants, performed poorly, as it lowered guidance due to poor same store sales. Many of their restaurants are located in the Northeast and Midwest, areas which have experienced slower economic growth than other parts of the country. As we do not believe that this is a short-term correctable problem, the Fund no longer holds a position in Applebee’s.

Current Strategy and Outlook: We believe that the Fund is positioned well across sectors, with overweights in technology, energy and industrial companies. We believe that our overweight in technology will continue to be a positive contributor to performance, as we have invested in companies that we think will grow at an accelerated rate throughout 2006 as a result of strong new product cycles. We are likely to remain underweighted in sectors driven by consumer spending, such as retail and consumer durables, as the already extended consumer is facing the headwinds of higher interest rates and energy prices. Within the capital goods sector we have moved away from deeply cyclical industrial companies, especially those with exposure to residential construction. We may increase our weighting in the consumer services area, especially in companies that can show stable growth despite a weaker economy.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Aviall, Inc.	1.5%
Whitney Holding Corp.	1.4%
Unit Corp.	1.3%
ProAssurance Corp.	1.2%
Thomas & Betts Corp.	1.2%
MoneyGram International, Inc.	1.2%
HealthExtras, Inc.	1.2%
FMC Technologies, Inc.	1.2%
Superior Energy Services	1.2%
Kyphon, Inc.	1.2%

** Excludes short-term investments related to repurchase agreements and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	10 Year	Since Inception of Class I April 1, 1999	Since Inception of Class Q April 4, 2000
Including Sales Charge:
Class A(1)	13.03%	(5.97)%	5.08%	—	—
Class B(2)	14.04%	(5.89)%	4.96%	—	—
Class C(3)	18.04%	(5.52)%	4.94%	—	—
Class I	20.58%	(4.47)%	—	4.65%	—
Class Q	20.21%	(4.69)%	—	—	(8.13)%
Excluding Sales Charge:
Class A	19.94%	(4.85)%	5.71%	—	—
Class B	19.04%	(5.52)%	4.96%	—	—
Class C	19.04%	(5.52)%	4.94%	—	—
Class I	20.58%	(4.47)%	—	4.65%	—
Class Q	20.21%	(4.69)%	—	—	(8.13)%
Russell 2000® Growth Index(4)	18.22%	4.03%	3.42%	4.17%	2.74	%(6)
Russell 2000® Index(5)	18.24%	9.10%	8.52%	10.04%	6.16	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Opportunities Fund against the Indices indicated. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in the indices. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)             Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)             Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)             Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)             The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

(5)             Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged Index that measures the performance of 3000 U.S. companies based on total market capitalization.

(6)             Since inception performance for index is shown from April 1, 2000.

ING FINANCIAL SERVICES FUND	PORTFOLIO MANAGERS’ REPORT

ING Financial Services Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Steven L. Rayner, Portfolio Manager, and Robert M. Kloss, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.71% compared to the Standard & Poor’s Financials Index and the Standard & Poor’s 500® Composite Stock Price Index, which returned 14.74% and 8.64%, respectively, for the same period.

Portfolio Specifics: During the year ended May 31, 2006, financial stocks outperformed the overall market as measured by the S&P 500® Index, and the Fund performed about in line with the financial sector. During much of the period, financial stocks roughly tracked the overall market, as decent growth in the U.S. economy and rising company earnings seemed to offset concerns about rising interest rates.

But during two bursts — one beginning in October and the other in late April — financial stocks sharply outperformed the market, as investors sensed the possibility that the Federal Reserve Board (“Fed”) might be nearing the end of its rate tightening campaign. In the most recent of these sentiment-driven rallies, optimism that the Fed might be nearly done gave way to fear that inflation might necessitate further rate increases, driving significant intra-sector rotation among financial stocks.

During the fiscal year, the Fund benefited from its overweight position in capital markets-oriented stocks, particularly securities brokers and asset managers. We saw the brokers as beneficiaries of a more robust trading environment and an improving climate for merger activity. The Fund benefited from strong performance from Goldman Sachs, Lehman Brothers, Merrill Lynch and Morgan Stanley.

Mortgage insurers Radian Group and PMI Group also were solid contributors to Fund performance during the period as higher rates helped the persistency of their insurance-in-force, and the credit climate remained benign. Other stocks aiding performance included asset managers Franklin Resources and Affiliated Managers, custody provider The Bank of New York, regional banks Prosperity Bancshares and Zions Bancorporation and property/casualty insurer ACE Limited.

We added to our weighting in property-casualty reinsurers after last fall’s hurricanes, with the thesis that heavy hurricane losses actually created more favorable industry conditions by reducing capacity and increasing demand, leading to the potential for price increases in many lines. This action did not help near-term Fund performance as our holdings in Axis Capital, Endurance Specialty Holdings, IPC Holdings and XL Capital lagged during the latter half of the fiscal year.

Mortgage originator Countrywide also underperformed during the fiscal year, though it rebounded dramatically later in the period.

Current Strategy and Outlook: Recently, market volatility has increased as investors grapple with whether inflation will prompt the Fed to continue raising interest rates, and what that will mean for economic growth and the capital markets.

Such issues most directly affect companies such as brokerages, which need a supportive economy to prosper. Resolution of the inflation/economic growth question likely will depend on economic data. We acknowledge, however, a heightened risk of an unsupportive environment, and have trimmed the Fund’s exposure to brokers. Still, the Fund remains overweight in the group, as recent prices imply a more significant slowdown than we believe likely.

We have modestly increased the Fund’s exposure to large banks, which we find more attractively priced and favorably positioned than the smaller regional banks.

We have maintained the overweight of property/casualty insurers initiated last fall. We believe the stocks overly discount the threat of another devastating hurricane season and we are encouraged by the pricing climate and the extent to which some companies have mitigated risk.

In addition to our sub-sector calls, we prefer to emphasize individual stocks with sound fundamental drivers and valuations implying good risk/reward tradeoffs.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Wells Fargo & Co.	6.0%
Citigroup, Inc.	6.0%
Bank of America Corp.	5.3%
JPMorgan Chase & Co.	4.6%
American International Group, Inc.	3.9%
US BanCorp.	3.9%
Merrill Lynch & Co., Inc.	3.7%
Affiliated Managers Group	3.5%
Wachovia Corp.	3.5%
Morgan Stanley	3.1%

** Excludes short-term investments related to repurchase agreements.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING FINANCIAL SERVICES FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	10 Year	Since Inception of Class B October 20, 1997		Since Inception of Class C August 24, 2004		Since Inception of Class O September 15, 2004
Including Sales Charge:
Class A(1)	8.14%	6.82%	12.92%	—		—		—
Class B(2)	8.81%	6.95%	—	6.39%		—		—
Class C(3)	12.97%	—	—	—		12.05%		—
Class O	14.68%	—	—	—		—		11.44%
Excluding Sales Charge:
Class A	14.71%	8.08%	13.59%	—		—		—
Class B	13.81%	7.25%	—	6.39%		—		—
Class C	13.97%	—	—	—		12.05%		—
Class O	14.68%	—	—	—		—		11.44%
S&P Financials Index(4)	14.74%	5.05%	12.84%	8.31	%(6)	10.05	%(7)	11.14	%(8)
S&P 500® Index(5)	8.64%	1.96%	8.38%	5.53	%(6)	10.35	%(7)	10.18	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Financial Services Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)             Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)             Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)             Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)             The S&P Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P 500® Index.

(5)             The S&P 500® Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6)             Since inception performance for index is shown from November 1, 1997.

(7)             Since inception performance for index is shown from September 1, 2004.

(8)             Since inception performance for index is shown from October 1, 2004.

ING LARGECAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

ING LargeCap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. — the Sub-Adviser. Brandes’ Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the fund.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.65% compared to the Russell 1000® Value Index and the Russell 1000® Index, which returned 12.61% and 9.38%, respectively, for the same period.

Portfolio Specifics: Gains from positions in industries such as computers & peripherals, food & staples retailing, and diversified telecom services contributed to positive performance in the period. Holdings in these industries advancing included Hewlett-Packard (computers & peripherals), Albertson’s (food & staples retailing), and BellSouth (diversified telecom services). Other positions registering gains included Micron Technology (semiconductors & semiconductor equipment) and El Paso (oil, gas & consumable fuels).

Conversely, declines for the Fund’s holdings in the auto components, automobiles, and health care providers & services industries weighed on performance. The largest detriment to performance was Delphi, which declared bankruptcy. Although we seek to avoid events like this, they are one of the inherent risks of equity portfolios that may allow investors to achieve long-term results superior to those of other asset classes. Other positions from the above-noted industries weighing on returns included Ford (automobiles) and Tenet Healthcare (health care providers & services).

We believe the Fund’s holdings offer compelling values. For example, while our auto components positions have several challenges ahead of them (to cut costs, improve product portfolios, and strengthen balance sheets), we believe their intrinsic values will be realized over the long term. Characteristics we look for in our analysis of an auto parts company include a strong mix of products, good relationships and/or long-term contracts with manufacturers, free-cash-flow generation, strong market share, and a diversified customer base between domestic and foreign manufacturers.

Relative to the Russell 1000® Value Index, the Fund was adversely impacted by high exposure to the automobiles and pharmaceuticals industries. The Fund also was negatively affected by an underweight to the oil, gas, and consumable fuels and capital markets industries. The Fund’s overweight to the computers & peripherals industry benefited relative returns. We invest in firms that we believe offer a “margin of safety” — companies selling at a price below our estimate of fair value. We believe many companies in the industries where we have low exposure do not offer compelling values. We believe quality businesses with attractive margins of safety represent compelling opportunities for long-term gains.

Please note that industry exposure is a result of our focus on the fundamentals and valuations of individual companies, not by any “industry allocation” decision. Please be aware that given short-term market fluctuations and our long-term perspective, we believe attribution analysis, particularly in periods less than five years, provides minimal benefit.

Current Strategy and Outlook: Over the 12-month period, we sold select positions as their market prices advanced toward our estimate of their intrinsic values, including Hewlett-Packard (computers & peripherals), American International Group (insurance), and CIT Group (diversified financial services). We established positions in Eastman Kodak (miscellaneous manufacturing), Tribune Company (media, since eliminated), and Intel (semiconductors & semiconductor equipment) at prices that we consider attractive.

As of May 31, 2006, the Fund’s most significant weighting was in the pharmaceuticals industry.

While we monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors.

Top Ten Holdings
as of May 31, 2006
(as a percent of net assets)

BellSouth Corp.	4.6%
General Motors Corp.	4.2%
Bristol-Myers Squibb Co.	4.1%
Merck & Co., Inc.	4.0%
Schering-Plough Corp.	3.9%
Pfizer, Inc.	3.9%
Safeway, Inc.	3.8%
Verizon Communications, Inc.	3.8%
Intel Corp.	3.8%
Ford Motor Co.	3.6%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING LARGECAP VALUE FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	Since Inception of Class A and B February 2, 2004		Since Inception of Class C February 3, 2004		Since Inception of Class I August 2, 2004
Including Sales Charge:						—
Class A(1)	1.50%	2.28%		—
Class B(2)	1.81%	2.88%		—		—
Class C(3)	5.79%	—		4.28%		—
Class I	7.94%	—		—		8.28%
Excluding Sales Charge:
Class A	7.65%	4.92%		—		—
Class B	6.81%	4.11%		—		—
Class C	6.79%	—		4.28%		—
Class I	7.94%	—		—		8.28%
Russell 1000® Value Index(4)	12.61%	11.81	%(6)	11.81	%(6)	14.83	%(7)
Russell 1000® Index(5)	9.38%	7.83	%(6)	7.83	%(6)	11.38	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LargeCap Value Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)             Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)             Reflects deduction of the Class B deferred sales charge of 5% and 4% for the 1 year and since inception returns, respectively.

(3)             Reflects deduction of the Class C deferred sales charge of 1%.

(4)             The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(5)             The Russell 1000® Index measures the performance of the largest 1,000 U.S. incorporated companies.

(6)             Since inception performance for the index is shown from February 1, 2004.

(7)             Since inception performance for the index is shown from August 1, 2004.

ING MAGNACAP FUND	PORTFOLIO MANAGERS’ REPORT

ING MagnaCap Fund (the “Fund”) seeks growth of capital, with dividend income as a secondary consideration. The Fund is managed by Scott Lewis, Senior Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.32%, compared to the Russell 1000® Value Index and the Standard & Poor’s 500® Composite Stock Price Index, which returned 12.61% and 8.64%, respectively, for the same period.

Portfolio Specifics: The Fund’s out performance against the benchmark was primarily due to stock selection within the consumer discretionary and energy sectors. A modest overweight to the strongly performing energy sector and a modest underweight to the lagging utilities sector aided performance as well. Companies such as Abercrombie & Fitch and Best Buy were successful consumer holdings. In both cases, we became very interested after the Street went completely negative on them, and our fundamental research showed us that the catalysts for success were in place and underappreciated. Abercrombie worked through its denim inventory issues in the third and fourth quarters and Best Buy saw success with its store reconfigurations and focus on higher-end HDTV and customer service.

The Fund’s holdings in oil and gas services (Halliburton and BJ Services) as well as oil and gas exploration and production (Apache and EOG Resources) boosted returns strongly. We believe valuations and earnings potential in these sub-sectors remain attractive. Integrated oil companies remain unattractive because of their fixed rate production sharing agreements with host countries. The holding with the highest impact on performance however, was coal producer Peabody, which returned over 150% during the period. The Fund’s position in Wesco International, a distributor of electrical products and provider of procurement solutions, also contributed to performance. Strength in Wesco’s commercial-construction markets, as well as utility company spending to upgrade the power grid, helped fuel strong growth and margin performance.

The technology sector was the largest detractor from overall results due to stock selection. The Fund’s zero weighting in Hewlett Packard was a notable performance drag. We believe the benefits of cost cutting at HP are already priced into the stock, and since the company operates in highly competitive markets with mediocre products, we think management will have a difficult time gaining traction. Financial holdings such as Freddie Mac and Axis Capital Holdings detracted from performance. More pronounced, however, was the impact of not owning Goldman Sachs, which advanced on earnings news despite an expanded valuation.

Current Strategy and Outlook: Currently, the Fund is positioned in companies that we believe have strong competitive positions, robust end markets or effective capital allocation. Each company possesses what we believe to be an attractive valuation as well as clear catalyst(s) that may enable its valuation to return to a level consistent with its operating and financial strength. Top holdings include Plains Exploration and Production Co., Newfield Exploration, KFX, Harrah’s Entertainment and Kerzner International.

Within energy, we continue to favor companies engaged in selling equipment or services to the oil and gas industries, as well as those independent exploration and production concerns that either have high-yielding energy reserves or the ability to discover them economically. Kerzner is an operator of luxury casino resorts in the Bahamas, Mexico, Dubai and elsewhere. The company targets the super-rich as clientele and has been remarkably successful in creating an atmosphere of exclusivity at their key properties. Harrah’s Entertainment is a gaming company that we believe will derive greater-than-expected benefits from its acquisition of Caesar’s. Other new properties the company has acquired or developed have exceeded expectations. The stock’s valuation is far lower than its peer group, and we believe it does not reflect the opportunities that may lie ahead for the company.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Bank of America Corp.	4.9%
Exxon Mobil Corp.	3.9%
Pfizer, Inc.	3.5%
Citigroup, Inc.	3.2%
Altria Group, Inc.	2.9%
Wells Fargo & Co.	2.5%
AT&T, Inc.	2.2%
JPMorgan Chase & Co.	2.2%
Merrill Lynch & Co., Inc.	2.2%
Plains Exploration & Production Co.	2.2%

** Excludes short-term investments related to repurchase agreements and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING MAGNACAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	10 Year	Since Inception of Class C June 1, 1999	Since Inception of Class I March 4, 2003
Including Sales Charge:
Class A(1)	6.80%	0.85%	6.29%	—	—
Class B(2)	7.38%	0.96%	6.16%	—	—
Class C(3)	11.45%	1.31%	—	0.85%	—
Class I	13.65%	—	—	—	17.56%
Class M(4)	8.77%	0.86%	6.06%	—	—
Excluding Sales Charge:
Class A	13.32%	2.06%	6.92%	—	—
Class B	12.38%	1.31%	6.16%	—	—
Class C	12.45%	1.31%	—	0.85%	—
Class I	13.65%	—	—	—	17.56%
Class M	12.73%	1.57%	6.44%	—	—
Russell 1000® Value Index(5)	12.61%	6.28%	10.79%	5.29%	19.98	%(7)
S&P 500® Index(6)	8.64%	1.96%	8.38%	1.23%	15.58	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MagnaCap Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)             Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)             Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)             Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)             Reflects deduction of the maximum Class M sales charge of 3.50%.

(5)             The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(6)             The Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(7)             Since inception performance for index is shown from March 1, 2003.

ING MIDCAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

ING MidCap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. — the Sub-Adviser. Brandes’ Mid Cap Investment Committee is responsible for making the day-to-day investment decisions for the fund.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.35% compared to the Russell Midcap® Value Index and Russell Midcap® Index, which returned 17.29% and 16.58%, respectively, for the same period.

Portfolio Specifics: Gains for holdings in the communications equipment, insurance, and textiles, apparel & luxury goods industries made positive contributions to performance. Among the Fund’s positions in these industries posting gains were 3Com (communications equipment), Phoenix Companies (insurance), and Tommy Hilfiger (textiles, apparel & luxury goods). Holdings from other industries advancing during the period included IKON Office Solutions (office electronics) and Agere Systems (semiconductors & semiconductor equipment).

The Fund’s holdings in the auto components industry, which represent the largest industry weighting for the Fund, had a sizable negative impact on performance for the year. Many auto components companies have experienced adversity over the last few years, including concerns over pricing pressure from original equipment manufacturers, rising material costs, and high labor, pension, and healthcare liabilities. Select holdings in this industry — Delphi and Dana — declared bankruptcy during the year. Inherent in investing in a portfolio of equities is some bankruptcy risk, especially with companies that typically have high operating and/or financial leverage. Our process is not immune to this risk. The success of our investment approach relies on our expectation that gains will, over time, outweigh losses as borne out by our long-term investment record. We believe select auto components companies trade at sizable discounts to our estimates of their fair value, and offer compelling opportunities for capital appreciation. In our company-specific analysis, we tend to look for companies with a diverse mix of products, strong market share, and robust free-cash-flow generation.

Relative to the Russell Midcap® Value Index, stock selection within the health care providers & services industry and in the information technology sector proved unfavorable to performance. The Fund’s significant overweighting to securities in the auto components industry, low exposure to the oil gas & consumable fuels industry, and lack of exposure to securities in the metals & mining industry relative to the Russell Midcap® Value Index also contributed to weaker results. Conversely, the Fund benefited from stock selection among positions in the household durables industry.

We invest in firms that we believe offer a “margin of safety” — companies selling at a price below our estimate of fair value. Many companies in the oil gas & consumable fuels industry are selling at what we believe to be overly optimistic prices. We do not believe current valuations support the prices for many firms in this industry; in other words, we find firms in these industries expensive.

Please note that industry exposure is a result of our focus on the fundamentals and valuations of individual companies — not any “industry allocation” decision. Also, please be aware that given short-term market fluctuations and our long-term perspective, we believe attribution analysis, particularly in periods less than five years, provides minimal benefit.

Current Strategy and Outlook: During the period, we sold select positions as their market prices advanced toward our estimates of their intrinsic values, including Tommy Hilfiger (textiles, apparel & luxury goods) and El Paso (oil, gas & consumable fuels). We also purchased shares of companies at prices that we consider attractive, including Pilgrims Pride (food products), Lexmark (computers & peripherals), and Tyson Foods (food products).

As of May 31, 2006, the Fund’s most significant weighting was in the auto components industry.

While we monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Solectron Corp.	4.8%
Unisys Corp.	4.6%
Tenet Healthcare Corp.	4.1%
Safeway, Inc.	4.1%
Cincinnati Bell, Inc.	4.0%
Albertson’s, Inc.	4.0%
Sanmina-SCI Corp.	3.8%
Agere Systems, Inc.	3.5%
Visteon Corp.	3.5%
ArvinMeritor, Inc.	3.4%

** Excludes short-term investments related to U.S. government agency obligations and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP VALUE FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	Since Inception of Class A February 1, 2002	Since Inception of Class B and C February 4, 2002		Since Inception of Class I March 4, 2002		Since Inception of Class Q April 17, 2002
Including Sales Charge:
Class A(1)	1.20%	4.88%	—		—		—
Class B(2)	2.13%	—	5.56%		—		—
Class C(3)	5.73%	—	5.94%		—		—
Class I	7.55%	—	—		6.43%		—
Class Q	7.37%	—	—		—		5.40%
Excluding Sales Charge:
Class A	7.35%	6.32%	—		—		—
Class B	6.60%	—	5.94%		—		—
Class C	6.62%	—	5.94%		—		—
Class I	7.55%	—	—		6.43%		—
Class Q	7.37%	—	—		—		5.40%
Russell Midcap® Value Index(4)	17.29%	14.98%	14.98	%(6)	14.86	%(7)	14.12	%(8)
Russell Midcap® Index(5)	16.58%	12.64%	12.64	%(6)	13.19	%(7)	12.69	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Value Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)   Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and since inception returns, respectively.

(3)   Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)   The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(5)   The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(6)   Since inception performance for index is shown from February 1, 2002.

(7)    Since inception performance for index is shown from March 1, 2002.

(8)   Since inception performance for index is shown from May 1, 2002.

ING MIDCAP VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

ING MidCap Value Choice Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by David Iben, CFA, Chief Investment Officer of Tradewinds NWQ Global Investors, LLC — the Sub-Adviser.*

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 36.48% compared to the Russell Midcap® Value Index and the Russell Midcap® Index, which returned 17.29% and 16.58%, respectively, for the same period.

Portfolio Specifics: For the year ended May 31, 2006, the Fund had positive absolute returns and strong performance relative to its benchmark, the Russell Midcap® Value Index. Strong gains were driven primarily by our holdings in the materials sector. These strong returns were enhanced by the Fund’s heavily overweight position in the sector. Mining companies within the materials sector performed particularly well as worldwide demand for commodities continued to increase. Several of our gold mining company investments, including Bema Gold and Lihir Gold, registered strong gains and benefited from a significant increase in the price of gold. Technology investment Maxtor, appreciated significantly in December after hard disk drive rival Seagate Technology announced that it would acquire the firm. Several investments in the producer durables sector, including agricultural equipment manufacturers AGCO Corp. and CNH Global N.V., and irrigation system producer Lindsay Manufacturing also contributed to positive performance. The agricultural industry had lagged the market over the past year and may finally be working its way out of a cyclical bottom. Detracting from performance were Scholastic Corp and consumer staples holdings Sara Lee Corp and Kao Corp. ADR.

Current Strategy and Outlook: We continue to find value opportunities in the materials & processing sector, particularly in gold mining and agricultural companies. We believe that these companies stand to benefit from favorable worldwide supply/demand fundamentals, the stocks sell at discounts to liquidation values (even using distressed commodity price assumptions), and that our overweight exposure to this sector will continue to pay off in the long run. We are also finding value opportunities in the international arena and have invested in a wide range of American Depositary Receipts (“ADRs”). Convertible bonds investments have also become more attractive, particularly in the technology sector. Finding value opportunities in the finance and healthcare sectors remains challenging, especially in the capitalization range in which we operate, and thus we remain underweight in these sectors.

*                 Effective April 3, 2006, Tradewinds NWQ Global Investors, LLC became sub-adviser to the Fund. Prior to April 3, 2006, the Fund was sub-advised by NWQ Investment Management Company, LLC.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Tyson Foods, Inc.	4.2%
AGCO Corp.	4.0%
Barrick Gold Corp.	3.5%
Anglogold Ashanti Ltd. ADR	3.0%
Lihir Gold Ltd. ADR	3.0%
Bema Gold Corp.	2.8%
Mosaic Co.	2.7%
Lear Corp., 4.740%, due 02/20/22	2.6%
Apex Silver Mines Ltd.	2.6%
EDO Corp., 4.000%, due 11/15/25	2.1%

** Excludes short-term investments related to U.S. government agency obligations and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	Since Inception of Class A and B February 1, 2005	Since Inception of Class C February 7, 2005		Since Inception of Class I September 16, 2005
Including Sales Charge:
Class A(1)	28.61%	20.64%	—		—
Class B(2)	30.54%	22.49%	—		—
Class C(3)	34.62%	—	26.20%
Class I	—	—	—		21.87%
Excluding Sales Charge:
Class A	36.48%	26.14%	—		—
Class B	35.54%	25.30%	—		—
Class C	35.62%	—	26.20%		—
Class I	—	—	—		21.87%
Russell Midcap® Value Index(4)	17.29%	16.58%	16.58	%(6)	7.80	%(7)
Russell Midcap® Index(5)	16.58%	15.34%	15.34	%(6)	7.18	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Value Choice Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)             Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)             Reflects deduction of the Class B deferred sales charge of 5% and 4% for the 1 year and since inception returns, respectively.

(3)             Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)             The Russell Midcap® Value Index is an unmanaged index that measures the performance of Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(5)             The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(6)             Since inception performance for index is shown from February 1, 2005.

(7)             Since inception performance for index is shown from October 1, 2005.

ING SMALLCAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

ING SmallCap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. – the Sub-Adviser. Brandes’ Small Cap Investment Committee is responsible for making the day-to-day investment decisions for the fund.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.51% compared to the Russell 2000® Value Index and the Russell 2000® Index, which returned 18.22% and 18.24%, respectively, for the same period.

Portfolio Specifics: On an absolute basis, holdings in a number of industries tended to advance, including positions in the household durables, insurance, and chemicals industries. Holdings from these industries posting gains included Kimball International (household durables), National Western Life Insurance (insurance), and PolyOne (chemicals). Other positions contributing to positive performance included Tommy Hilfiger (textiles, apparel & luxury goods), Kemet (electronic equipment & instruments), and LaBranche (capital markets).

On a relative basis, returns for the Fund trailed both benchmarks for the year ending May 31, 2006. Contributing factors included the negative performance of holdings in the health care providers & services, auto components, and airlines industries. Specifically, select holdings declared bankruptcy during the year – OCA (health care providers & services), Dana (auto components), and Delta Air Lines (airlines).

Without reducing the significance of these developments, it is important to bear in mind that, over time, a diversified equity portfolio is bound to include some failures. In the past, we have owned securities of companies that failed and it will be highly unlikely we will be able to avoid doing so again in the future. These situations have, over longer periods, not had a significant impact on long-term investment returns. Although we seek to avoid events like this, they are one of the inherent risks of equity portfolios that may allow investors to achieve long-term results superior to those of other asset classes.

In addition to select company-specific declines, the Fund’s significant allocation to the consumer discretionary sector, specifically among securities in the auto components and automobiles industries, weighed on relative performance. Lack of exposure to the energy sector also weighed on relative results. This reflects our company-specific analysis and our view that such firms generally are not attractively valued. We do not believe the current, record returns on capital – nor current oil prices – are sustainable over the long term.

Please note that industry exposure is a result of our focus on the fundamentals and valuations of individual companies – not by any “industry allocation” decision. Also, please be aware that given short-term market fluctuations and our long-term perspective, we believe attribution analysis, particularly in periods less than five years, provides minimal benefit.

Current Strategy and Outlook: During the period, we sold select positions as their market prices advanced toward our estimates of their intrinsic values, including Tommy Hilfiger (textiles, apparel & luxury goods), Callaway Golf (leisure equipment & products), and Dynegy (independent power producers & energy traders). We also purchased shares of companies at prices that we consider attractive, including Lear (auto components), Jo-Ann Stores (specialty retail), and Innospec (chemicals).

As of May 31, 2006, the Fund’s most significant weighting was in the auto components industry.

While we monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Visteon Corp.	4.5%
Tecumseh Products Co.	4.1%
ArvinMeritor, Inc.	3.8%
Agere Systems, Inc.	3.6%
Lear Corp.	3.4%
Innospec, Inc.	3.4%
Utstarcom, Inc.	3.4%
Goodyear Tire & Rubber Co.	3.3%
Kemet Corp.	3.0%
Cincinnati Bell, Inc.	2.8%

** Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP VALUE FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	Since Inception of Class A February 1, 2002	Since Inception of Class B February 4, 2002		Since Inception of Class C February 7, 2002		Since Inception of Class I March 7, 2002		Since Inception of Class Q April 30, 2002
Including Sales Charge:
Class A(1)	0.36%	9.72%	—		—		—		—
Class B(2)	1.80%	—	10.50%		—		—		—
Class C(3)	5.02%	—	—		11.10%		—		—
Class I	6.89%	—	—		—		11.11%		—
Class Q	6.69%	—	—		—		—		9.57%
Excluding Sales Charge:
Class A	6.51%	11.23%	—		—		—		—
Class B	5.79%	—	10.83%		—		—		—
Class C	5.82%	—	—		11.10%		—		—
Class I	6.89%	—	—		—		11.11%		—
Class Q	6.69%	—	—		—		—		9.57%
Russell 2000® Value Index(4)	18.22%	14.27%	14.27	%(6)	14.27	%(6)	14.41	%(7)	12.07	%(8)
Russell 2000® Index(5)	18.24%	11.03%	11.03	%(6)	11.03	%(6)	11.99	%(7)	10.16	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Value Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and since inception return, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(5)	The Russell 2000® Index is an unmanaged index that measures the performance of securities of small U.S. companies.

(6)	Since inception performance for index is shown from February 1, 2002.

(7)	Since inception performance for index is shown from March 1, 2002.

(8)	Since inception performance for index is shown from May 1, 2002.

ING SMALLCAP VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

ING SmallCap Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Phyllis G. Thomas, CFA, Managing Director and Portfolio Manager, NWQ Investment Management Company, LLC — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 31.90% compared to the Russell 2000® Value Index and the Russell 2000® Index which returned 18.22% and 18.24%, respectively, for the same period.

Portfolio Specifics: The Fund’s performance was very strong on an absolute basis and well ahead of the results of the Russell 2000® and Russell 2000® Value benchmarks in the last twelve months. While the Fund benefited from its sector weightings, the primary source of outperformance was individual stock selection. The stock selection process is bottom-up and fundamentally based with a rigorous approach to valuation in the search for mis-priced small-cap equities. For the full year, the strongest sector returns remained energy, producer durables, and materials and processing. The underweight position in technology and poor stock selection in this sector negatively contributed to performance. While the Fund was under weighted in the underperforming finance sector, it was overweighted in mortgage REIT’s which performed poorly. Today, we believe mortgage REIT’s offer compelling value and attractive income streams, and the Fund continues to hold these positions. An overweight position in the relatively weak consumer staples sector detracted somewhat from performance, but excellent stock selection contributed substantially. The Fund was underweighted in the under performing consumer discretionary sector, which was a relative benefit and again stock selection in this sector contributed strongly to performance. The largest positive contribution to performance was generated by holdings in General Cable, Acergy, Century Aluminum and Denbury Resources. Despite their strong performance, we believe these stocks still offer excellent potential appreciation. The four largest negative contributions were generated by Quanta Capital, New York Mortgage Trust, Bowater and Warren Resources. While these holdings have been disappointing, we believe they offer excellent risk/reward in the future. Trading at a discount to book value and with a sustainable double digit dividend yield, New York Mortgage Trust is very attractive. Quanta, a provider of specialty insurance and reinsurance, was impacted by the ’05 hurricanes. The stock appears to be trading at a significant discount to liquidation value. Bowater has suffered from the decline in newsprint usage and sharply rising input costs. With industry consolidation, however, Bowater is regaining pricing power. Asset sales, including timber, combined with rising free cash flow should allow significant pay down of debt. The stock is deeply undervalued. Warren Resources is an attractive energy company with coal bed methane assets.

Current Strategy and Outlook: Market participants have been surprised by the continued strength of small-cap stocks. These stocks tend to thrive when borrowing conditions are easy, and despite the 16th increase in interest rates by the Federal Reserve Board, credit is readily available. With the arrival of Mr. Bernanke as chairman of the Federal Reserve Board, the level of uncertainty for the equity markets in general and small cap stocks in particular has clearly risen. With Chairman Bernanke’s need to establish his credentials as an inflation fighter, the equity market is at risk. Recognizing this potentially negative environment, we have redoubled our efforts to stress test the earnings and valuation assumptions for each of our holdings to minimize downside risk in the Fund.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Fossil, Inc.	4.4%
Sauer-Danfoss, Inc.	4.1%
General Cable Corp.	4.0%
Casey’s General Stores, Inc.	3.9%
Gibraltar Industries, Inc.	3.8%
Griffon Corp.	3.7%
Lincoln Electric Holdings, Inc.	3.5%
Acergy SA ADR	3.1%
Denbury Resources, Inc.	3.0%
Wausau-Mosinee Paper Corp.	3.0%

** Excludes short-term investments related to U.S. government agency obligations.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	Since Inception of Class A and B February 1, 2005	Since Inception of Class C February 2, 2005		Since Inception of Class I June 9, 2005
Including Sales Charge:
Class A(1)	24.36%	14.00%	—		—
Class B(2)	25.91%	15.47%	—		—
Class C(3)	29.97%	—	18.07%		—
Class I	—	—	—		29.26%
Excluding Sales Charge:
Class A	31.90%	19.20%	—		—
Class B	30.91%	18.34%	—		—
Class C	30.97%	—	18.07%		—
Class I	—	—	—		29.26%
Russell 2000® Value Index(4)	18.22%	13.81%	13.81	%(6)	18.22	%(7)
Russell 2000® Index(5)	18.24%	12.72%	12.72	%(6)	18.24	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Value Choice Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)             Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)             Reflects deduction of the Class B deferred sales charge of 5% and 4% for the 1 year and since inception returns, respectively.

(3)             Reflects deduction of the Class C deferred sales charge of 1% for the since inception returns.

(4)             The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(5)             The Russell 2000® Index is an unmanaged index that measures the performance of securities of small U.S. companies.

(6)             Since inception performance for index is shown from February 1, 2005.

(7)             Since inception performance for index is shown from June 1, 2005.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2005 to May 31, 2006.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
ING Convertible Fund
Actual Fund Return
Class A	$1,000.00	$1,057.90	1.30%	$ 6.67
Class B	1,000.00	1,053.90	2.05	10.50
Class C	1,000.00	1,053.30	2.05	10.49
Class Q	1,000.00	1,057.80	1.29	6.62
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.45	1.30%	$ 6.54
Class B	1,000.00	1,014.71	2.05	10.30
Class C	1,000.00	1,014.71	2.05	10.30
Class Q	1,000.00	1,018.50	1.29	6.49

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
ING Real Estate Fund
Actual Fund Return
Class A	$1,000.00	$1,090.80	1.20%	$ 6.26
Class B	1,000.00	1,086.50	1.95	10.14
Class C	1,000.00	1,086.60	1.95	10.14
Class I	1,000.00	1,092.80	0.92	4.80
Class O	1,000.00	1,090.40	1.16	6.05
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.95	1.20%	$ 6.04
Class B	1,000.00	1,015.21	1.95	9.80
Class C	1,000.00	1,015.21	1.95	9.80
Class I	1,000.00	1,020.34	0.92	4.63
Class O	1,000.00	1,019.15	1.16	5.84
ING Disciplined LargeCap Fund
Actual Fund Return
Class A	$1,000.00	$1,013.70	1.36%	$ 6.83
Class B	1,000.00	1,010.30	2.11	10.58
Class C	1,000.00	1,009.20	2.11	10.57
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.15	1.36%	$ 6.84
Class B	1,000.00	1,014.41	2.11	10.60
Class C	1,000.00	1,014.41	2.11	10.60
ING Fundamental Research Fund(a)
Actual Fund Return
Class A	$1,000.00	$1,016.00	1.25%	$ 5.32
Class B	1,000.00	997.00	2.00	6.24
Class C	1,000.00	981.60	2.00	2.39
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,015.82	1.25%	$ 5.32
Class B	1,000.00	1,008.75	2.00	6.28
Class C	1,000.00	1,002.65	2.00	2.42

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for ING Fundamental Research Fund, which reflects the 154-day period due to its Class A inception date of December 28, 2005, the 114-day period due to its Class B inception date of February 6, 2006 and the 44-day period due to its Class C inception date of April 17, 2006.

(a)          Commencement of operations for Class A, Class B, and Class C on December 28, 2005, February 6, 2006, and April 17, 2006, respectively.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
ING LargeCap Growth Fund
Actual Fund Return
Class A	$1,000.00	$ 980.00	1.44%	$ 7.11
Class B	1,000.00	976.60	2.10	10.30
Class C	1,000.00	977.10	2.10	10.30
Class I	1,000.00	982.20	0.98	4.84
Class Q	1,000.00	981.10	1.24	6.12
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.75	1.44%	$ 7.24
Class B	1,000.00	1,014.51	2.10	10.50
Class C	1,000.00	1,014.51	2.10	10.50
Class I	1,000.00	1,020.04	0.98	4.94
Class Q	1,000.00	1,018.75	1.24	6.24
ING MidCap Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,062.30	1.39%	$ 7.15
Class B	1,000.00	1,058.20	2.15	11.03
Class C	1,000.00	1,057.70	2.15	11.03
Class I	1,000.00	1,063.90	0.97	4.99
Class Q	1,000.00	1,062.20	1.22	6.27
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.00	1.39%	$ 6.99
Class B	1,000.00	1,014.21	2.15	10.80
Class C	1,000.00	1,014.21	2.15	10.80
Class I	1,000.00	1,020.09	0.97	4.89
Class Q	1,000.00	1,018.85	1.22	6.14
ING Opportunistic LargeCap Fund(a)
Actual Fund Return
Class A	$1,000.00	$1,002.00	1.25%	$ 5.28
Class B	1,000.00	939.00	2.00	2.97
Class C	1,000.00	954.20	2.00	1.82
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,015.82	1.25%	$ 5.32
Class B	1,000.00	1,004.60	2.00	3.08
Class C	1,000.00	1,002.79	2.00	1.87

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for ING Opportunistic LargeCap Fund, which reflects the 154-day period due to its Class A inception date of December 28, 2005, the 56-day period due to its Class B inception date of April 5, 2006, and 34-day period due to its Class C inception date of April 27, 2006.

(a)          Commencement of operations for Class A, Class B, and Class C on December 28, 2005, April 5, 2006, and April 27, 2006, respectively.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
ING SmallCap Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,063.30	1.50%	$ 7.72
Class B	1,000.00	1,059.40	2.25	11.55
Class C	1,000.00	1,059.60	2.25	11.55
Class I	1,000.00	1,066.50	1.04	5.36
Class Q	1,000.00	1,064.60	1.30	6.69
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.45	1.50%	$ 7.54
Class B	1,000.00	1,013.71	2.25	11.30
Class C	1,000.00	1,013.71	2.25	11.30
Class I	1,000.00	1,019.75	1.04	5.24
Class Q	1,000.00	1,018.45	1.30	6.54
ING Financial Services Fund
Actual Fund Return
Class A	$1,000.00	$1,027.70	1.19%	$ 6.02
Class B	1,000.00	1,023.90	1.94	9.79
Class C	1,000.00	1,024.80	1.94	9.79
Class O	1,000.00	1,027.60	1.19	6.02
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.00	1.19%	$ 5.99
Class B	1,000.00	1,015.26	1.94	9.75
Class C	1,000.00	1,015.31	1.94	9.75
Class O	1,000.00	1,019.00	1.19	5.99
ING LargeCap Value Fund
Actual Fund Return
Class A	$1,000.00	$1,080.80	1.45%	$ 7.52
Class B	1,000.00	1,076.50	2.20	11.39
Class C	1,000.00	1,076.40	2.20	11.39
Class I	1,000.00	1,082.60	1.18	6.13
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.70	1.45%	$ 7.29
Class B	1,000.00	1,013.96	2.20	11.05
Class C	1,000.00	1,013.96	2.20	11.05
Class I	1,000.00	1,019.05	1.18	5.94

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
ING MagnaCap Fund
Actual Fund Return
Class A	$1,000.00	$1,042.00	1.08%	$ 5.55
Class B	1,000.00	1,039.10	1.89	9.61
Class C	1,000.00	1,039.00	1.89	9.61
Class I	1,000.00	1,044.40	0.82	4.18
Class M	1,000.00	1,039.90	1.64	8.09
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.50	1.08%	$ 5.49
Class B	1,000.00	1,015.46	1.89	9.50
Class C	1,000.00	1,015.51	1.89	9.50
Class I	1,000.00	1,020.84	0.82	4.13
Class M	1,000.00	1,017.00	1.64	8.00
ING MidCap Value Fund
Actual Fund Return
Class A	$1,000.00	$1,070.60	1.63%	$ 8.41
Class B	1,000.00	1,067.00	2.38	12.26
Class C	1,000.00	1,067.20	2.38	12.27
Class I	1,000.00	1,071.60	1.38	7.13
Class Q	1,000.00	1,070.80	1.61	8.31
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.80	1.63%	$ 8.20
Class B	1,000.00	1,013.01	2.38	11.94
Class C	1,000.00	1,013.06	2.38	11.94
Class I	1,000.00	1,018.05	1.38	6.94
Class Q	1,000.00	1,016.90	1.61	8.10
ING MidCap Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,176.00	1.51%	$ 8.19
Class B	1,000.00	1,170.70	2.26	12.23
Class C	1,000.00	1,171.20	2.26	12.23
Class I	1,000.00	1,177.60	1.63	8.85
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.40	1.51%	$ 7.59
Class B	1,000.00	1,013.61	2.26	11.35
Class C	1,000.00	1,013.66	2.26	11.35
Class I	1,000.00	1,016.80	1.63	8.20

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
ING SmallCap Value Fund
Actual Fund Return
Class A	$1,000.00	$1,031.50	1.62%	$ 8.21
Class B	1,000.00	1,027.70	2.37	11.98
Class C	1,000.00	1,028.80	2.37	11.99
Class I	1,000.00	1,033.10	1.37	6.94
Class Q	1,000.00	1,032.90	1.62	8.21
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.85	1.62%	$ 8.15
Class B	1,000.00	1,013.11	2.37	11.90
Class C	1,000.00	1,013.11	2.37	11.90
Class I	1,000.00	1,018.10	1.37	6.89
Class Q	1,000.00	1,016.85	1.62	8.15
ING SmallCap Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,139.20	1.54%	$ 8.21
Class B	1,000.00	1,135.50	2.29	12.19
Class C	1,000.00	1,135.10	2.29	12.19
Class I	1,000.00	1,141.30	1.17	6.25
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.25	1.54%	$ 7.75
Class B	1,000.00	1,013.46	2.29	11.50
Class C	1,000.00	1,013.46	2.29	11.50
Class I	1,000.00	1,019.10	1.17	5.89

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors/Trustees and Shareholders of
ING Equity Trust and ING Investment Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of ING Convertible Fund, ING Real Estate Fund, ING Disciplined LargeCap Fund, ING Fundamental Research Fund, ING LargeCap Growth Fund, ING MidCap Opportunities Fund, ING Opportunistic LargeCap Fund, ING SmallCap Opportunities Fund, ING Financial Services Fund, ING LargeCap Value Fund, ING MidCap Value Fund, ING MidCap Value Choice Fund, ING SmallCap Value Fund, and ING SmallCap Value Choice Fund, each a series of ING Equity Trust, and ING MagnaCap Fund, a series of ING Investment Funds, Inc., including the portfolios of investments, as of May 31, 2006, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Convertible Fund, ING Real Estate Fund, ING Disciplined LargeCap Fund, ING Fundamental Research Fund, ING LargeCap Growth Fund, ING MidCap Opportunities Fund, ING Opportunistic LargeCap Fund, ING SmallCap Opportunities Fund, ING Financial Services Fund, ING LargeCap Value Fund, ING MidCap Value Fund, ING MidCap Value Choice Fund, ING SmallCap Value Fund, ING SmallCap Value Choice Fund, and ING MagnaCap Fund, as of May 31, 2006, the results of their operations, the changes in their net assets, and financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2006

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006

	ING Convertible Fund	ING Real Estate Fund	ING Disciplined LargeCap Fund	ING Fundamental Research Fund
ASSETS:
Investments in securities at value+*	$134,321,511	$280,946,052	$38,280,784	$4,936,674
Short-term investments at amortized cost	32,719,818	—	2,311,612	—
Repurchase agreement	953,000	—	308,000	175,000
Cash	12,776	197,191	266,977	12,584
Cash collateral for futures	—	—	9,450	—
Receivables:
Investment securities sold	2,722,240	3,128,134	—	—
Fund shares sold	78,200	601,224	3,126	—
Dividends and interest	681,347	297,671	83,140	8,242
Variation margin	—	—	1,300	—
Prepaid offering expenses	—	—	—	102,106
Prepaid other expenses	21,357	32,005	14,205	4,438
Reimbursement due from manager	16,072	—	2,690	14,700
Total assets	171,526,321	285,202,277	41,281,284	5,253,744

LIABILITIES:
Payable for investment securities purchased	—	—	266,238	—
Payable for fund shares redeemed	1,101,032	268,215	159,123	—
Payable upon receipt of securities loaned	32,719,818	—	2,311,612	—
Payable to affiliates	187,577	232,228	57,201	4,827
Payable for trustee fees	8,469	172	1,301	184
Other accrued expenses and liabilities	103,923	60,862	83,919	11,583
Total liabilities	34,120,819	561,477	2,879,394	16,594
NET ASSETS	$137,405,502	$284,640,800	$38,401,890	$5,237,150

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$192,059,932	$191,833,212	$78,228,521	$5,156,959
Undistributed net investment income	329,044	1,095,186	—	11,147
Accumulated net realized gain (loss) on investments and futures	(64,501,774)	10,210,327	(42,180,126)	70,340
Net unrealized appreciation or depreciation on investments and futures	9,518,300	81,502,075	2,353,495	(1,296)
NET ASSETS	$137,405,502	$284,640,800	$38,401,890	$5,237,150

+ Including securities loaned at value	$32,011,760	$—	$2,253,733	$—
* Cost of investments in securities	$124,803,211	$199,443,977	$35,921,504	$4,937,970

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006 (CONTINUED)

	ING Convertible Fund	ING Real Estate Fund	ING Disciplined LargeCap Fund	ING Fundamental Research Fund
Class A:
Net assets	$48,404,081	$102,852,522	$4,977,231	$5,135,750
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	2,507,056	6,264,437	482,121	505,556
Net asset value and redemption price per share	$19.31	$16.42	$10.32	$10.16
Maximum offering price per share (5.75%)(1)	$20.49	$17.42	$10.95	$10.78

Class B:
Net assets	$37,845,674	$5,036,985	$23,953,970	$24,598
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	1,771,939	306,146	2,437,823	2,430
Net asset value and redemption price per share(2)	$21.36	$16.45	$9.83	$10.12
Maximum offering price per share	$21.36	$16.45	$9.83	$10.12

Class C:
Net assets	$48,824,705	$3,124,287	$9,470,689	$76,802
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	2,462,969	184,001	963,940	7,588
Net asset value and redemption price per share(2)	$19.82	$16.98	$9.82	$10.12
Maximum offering price per share	$19.82	$16.98	$9.82	$10.12

Class I:
Net assets	n/a	$144,907,232	—	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$0.01	.01	n/a
Shares outstanding	n/a	8,402,320	—	n/a
Net asset value and redemption price per share	n/a	$17.25	—	n/a
Maximum offering price per share	n/a	$17.25	—	n/a

Class O:
Net assets	n/a	$28,719,774	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$0.01	n/a	n/a
Shares outstanding	n/a	1,751,102	n/a	n/a
Net asset value and redemption price per share	n/a	$16.40	n/a	n/a
Maximum offering price per share	n/a	$16.40	n/a	n/a

Class Q:
Net assets	$2,331,042	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.01	n/a	n/a	n/a
Shares outstanding	124,688	n/a	n/a	n/a
Net asset value and redemption price per share	$18.69	n/a	n/a	n/a
Maximum offering price per share	$18.69	n/a	n/a	n/a

(1)          Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)          Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006

	ING LargeCap Growth Fund	ING MidCap Opportunities Fund	ING Opportunistic LargeCap Fund	ING SmallCap Opportunities Fund
ASSETS:
Investments in securities at value+*	$287,317,674	$313,418,559	$4,918,773	$157,699,107
Short-term investments at amortized cost	70,698,414	72,534,584	—	44,709,179
Repurchase agreement	—	21,282,000	—	3,503,000
Cash	387,673	244,414	34,425	79,970
Receivables:
Investment securities sold	689,828	—	35,966	1,961,725
Fund shares sold	421,662	135,683	—	95,548
Dividends and interest	162,509	102,158	5,832	32,484
Prepaid offering expenses	—	—	102,106	—
Prepaid other expenses	25,842	19,734	4,438	26,274
Reimbursement due from manager	—	230,447	12,962	53,218
Total assets	359,703,602	407,967,579	5,114,502	208,160,505

LIABILITIES:
Payable for investment securities purchased	1,435,263	5,019,657	34,639	608,228
Payable for fund shares redeemed	724,308	674,774	—	309,428
Payable upon receipt of securities loaned	67,204,867	72,534,584	—	44,709,179
Payable to affiliates	373,529	528,155	4,680	234,123
Payable for borrowings against line of credit	1,040,000	—	—	—
Payable for trustee fees	5,388	4,517	183	6,072
Other accrued expenses and liabilities	142,324	328,523	9,609	201,597
Total liabilities	70,925,679	79,090,210	49,111	46,068,627
NET ASSETS	$288,777,923	$328,877,369	$5,065,391	$162,091,878

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$612,416,784	$418,668,717	$5,051,076	$393,845,743
Undistributed net investment income (accumulated net investment loss)	(6,086)	—	34,624	—
Accumulated net realized loss on investments and foreign currency related transactions	(354,703,128)	(126,888,875)	(172,951)	(255,290,227)
Net unrealized appreciation on investments	31,070,353	37,097,527	152,642	23,536,362
NET ASSETS	$288,777,923	$328,877,369	$5,065,391	$162,091,878

+ Including securities loaned at value	$65,768,335	$72,052,415	$—	$44,116,463
* Cost of investments in securities	$256,247,321	$276,321,032	$4,766,131	$134,162,745

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006 (CONTINUED)

	ING LargeCap Growth Fund	ING MidCap Opportunities Fund	ING Opportunistic LargeCap Fund	ING SmallCap Opportunities Fund
Class A:
Net assets	$95,300,125	$122,819,592	$5,020,596	$89,327,781
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	5,112,989	8,093,439	500,961	3,055,564
Net asset value and redemption price per share	$18.64	$15.18	$10.02	$29.23
Maximum offering price per share (5.75%)(1)	$19.78	$16.11	$10.63	$31.01

Class B:
Net assets	$83,018,586	$107,721,851	$34,638	$30,677,558
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	4,623,819	7,497,493	3,462	1,154,452
Net asset value and redemption price per share(2)	$17.95	$14.37	$10.01	$26.57
Maximum offering price per share	$17.95	$14.37	$10.01	$26.57

Class C:
Net assets	$43,088,929	$90,155,674	$10,157	$39,173,852
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	2,407,338	6,305,929	1,015	1,477,449
Net asset value and redemption price per share(2)	$17.90	$14.30	$10.01	$26.51
Maximum offering price per share	$17.90	$14.30	$10.01	$26.51

Class I:
Net assets	$66,319,019	$3,375,640	n/a	$2,727,150
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.01	$0.01	n/a	$0.01
Shares outstanding	3,426,688	215,862	n/a	91,468
Net asset value and redemption price per share	$19.35	$15.64	n/a	$29.82
Maximum offering price per share	$19.35	$15.64	n/a	$29.82

Class Q:
Net assets	$1,051,264	$4,804,612	n/a	$185,537
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.01	$0.01	n/a	$0.01
Shares outstanding	54,833	312,707	n/a	6,290
Net asset value and redemption price per share	$19.17	$15.36	n/a	$29.50
Maximum offering price per share	$19.17	$15.36	n/a	$29.50

(1)          Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)          Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006

	ING Financial Services Fund	ING LargeCap Value Fund	ING MagnaCap Fund	ING MidCap Value Fund
ASSETS:
Investments in securities at value+*	$285,908,066	$50,848,351	$355,076,275	$95,987,589
Short-term investments at amortized cost	—	—	56,802,613	27,602,717
Repurchase agreement	3,184,000	—	6,101,000	—
Cash	250	203,398	937	428,859
Receivables:
Investment securities sold	1,512,427	610,538	—	—
Fund shares sold	114,366	337,001	20,747	2,751
Dividends and interest	464,363	155,474	589,405	98,627
Prepaid expenses	24,788	20,006	39,461	1,593
Reimbursement due from manager	—	2,757	—	—
Total assets	291,208,260	52,177,525	418,630,438	124,122,136

LIABILITIES:
Payable for investment securities purchased	276,303	—	1,648,853	—
Payable for fund shares redeemed	376,435	48,955	247,381	272,874
Payable upon receipt of securities loaned	—	—	56,802,613	26,958,800
Payable to affiliates	294,372	66,218	318,632	143,270
Payable for trustee fees	8,015	202	34,395	2,146
Other accrued expenses and liabilities	163,007	31,111	181,593	135,175
Total liabilities	1,118,132	146,486	59,233,467	27,512,265
NET ASSETS	$290,090,128	$52,031,039	$359,396,971	$96,609,871

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$211,972,986	$50,084,464	$358,131,696	$110,406,228
Undistributed net investment income
(accumulated net investment loss)	1,203,315	213,078	984,302	(5,333)
Accumulated net realized gain (loss) on investments and futures	13,365,945	1,788,950	(36,874,278)	7,142,204
Net unrealized appreciation or depreciation on investments	63,547,882	(55,453)	37,155,251	(20,933,228)
NET ASSETS	$290,090,128	$52,031,039	$359,396,971	$96,609,871

+ Including securities loaned at value	$—	$—	$55,946,789	$25,980,451
* Cost of investments in securities	$222,360,184	$50,903,804	$317,921,024	$116,920,817

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006 (CONTINUED)

	ING Financial Services Fund	ING LargeCap Value Fund	ING MagnaCap Fund	ING MidCap Value Fund
Class A:
Net assets	$215,381,708	$29,839,197	$317,308,798	$43,356,106
Shares authorized	unlimited	unlimited	80,000,000	unlimited
Par value	$0.01	$0.01	$0.10	$0.01
Shares outstanding	9,271,706	2,894,079	26,171,056	4,342,742
Net asset value and redemption price per share	$23.23	$10.31	$12.12	$9.98
Maximum offering price per share (5.75%)(1)	$24.65	$10.94	$12.86	$10.59

Class B:
Net assets	$63,738,037	$7,644,584	$29,185,843	$25,825,116
Shares authorized	unlimited	unlimited	80,000,000	unlimited
Par value	$0.01	$0.01	$0.10	$0.01
Shares outstanding	2,788,088	745,516	2,488,653	2,668,173
Net asset value and redemption price per share(2)	$22.86	$10.25	$11.73	$9.68
Maximum offering price per share	$22.86	$10.25	$11.73	$9.68

Class C:
Net assets	$1,311,410	$11,566,169	$6,656,774	$25,996,295
Shares authorized	unlimited	unlimited	20,000,000	unlimited
Par value	$0.01	$0.01	$0.10	$0.01
Shares outstanding	58,211	1,129,133	567,080	2,686,733
Net asset value and redemption price per share(2)	$22.53	$10.24	$11.74	$9.68
Maximum offering price per share	$22.53	$10.24	$11.74	$9.68

Class I:
Net assets	n/a	$2,981,089	$2,712,557	$1,417,784
Shares authorized	n/a	unlimited	50,000,000	unlimited
Par value	n/a	$0.01	$0.10	$0.01
Shares outstanding	n/a	289,005	224,765	139,666
Net asset value and redemption price per share	n/a	$10.32	$12.07	$10.15
Maximum offering price per share	n/a	$10.32	$12.07	$10.15

Class M:
Net assets	n/a	n/a	$3,532,999	n/a
Shares authorized	n/a	n/a	5,000,000	n/a
Par value	n/a	n/a	$0.10	n/a
Shares outstanding	n/a	n/a	293,568	n/a
Net asset value and redemption price per share	n/a	n/a	$12.03	n/a
Maximum offering price per share (3.50%)(3)	n/a	n/a	$12.47	n/a

Class O:
Net assets	$9,658,973	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.01	n/a	n/a	n/a
Shares outstanding	417,527	n/a	n/a	n/a
Net asset value and redemption price per share	$23.13	n/a	n/a	n/a
Maximum offering price per share	$23.13	n/a	n/a	n/a

Class Q:
Net assets	n/a	n/a	n/a	$14,570
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$0.01
Shares outstanding	n/a	n/a	n/a	1,463
Net asset value and redemption price per share	n/a	n/a	n/a	$9.96
Maximum offering price per share	n/a	n/a	n/a	$9.96

(1)   Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)   Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(3)   Maximum offering price is computed at 100/96.50 of net asset value. On purchase of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006

	ING MidCap Value Choice Fund	ING SmallCap Value Fund	ING SmallCap Value Choice Fund
ASSETS:
Investments in securities at value+*	$62,623,090	$70,387,555	$31,010,102
Short-term investments at amortized cost	17,621,609	22,214,492	1,835,762
Cash	495,289	74,325	464,303
Receivables:
Investment securities sold	—	814,023	—
Fund shares sold	906,667	1,444	386,141
Dividends and interest	137,626	76,533	5,682
Prepaid expenses	23,924	28,304	19,949
Total assets	81,808,205	93,596,676	33,721,939

LIABILITIES:
Payable for investment securities purchased	466,900	—	186,255
Payable for fund shares redeemed	29,546	300,798	14,458
Payable upon receipt of securities loaned	13,171,185	22,214,492	—
Payable to affiliates	97,016	107,670	58,854
Payable for borrowings against line of credit	—	500,000	—
Payable for trustee fees	395	3,121	536
Other accrued expenses and liabilities	19,161	73,130	11,660
Total liabilities	13,784,203	23,199,211	271,763
NET ASSETS	$68,024,002	$70,397,465	$33,450,176

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$59,557,715	$85,284,487	$30,062,496
Undistributed net investment income (accumulated net investment loss)	167,175	(5,333)	2,891
Accumulated net realized gain (loss) on investments	1,400,528	(1,569,413)	1,196,235
Net unrealized appreciation or depreciation on investments	6,898,584	(13,312,276)	2,188,554
NET ASSETS	$68,024,002	$70,397,465	$33,450,176

+ Including securities loaned at value	$12,782,185	$20,802,544	$—
* Cost of investments in securities	$55,724,506	$83,699,831	$28,821,548

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006 (CONTINUED)

	ING MidCap Value Choice Fund	ING SmallCap Value Fund	ING SmallCap Value Choice Fund
Class A:
Net assets	$39,930,756	$33,543,184	$21,127,368
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	2,973,941	3,211,425	1,693,097
Net asset value and redemption price per share	$13.43	$10.44	$12.48
Maximum offering price per share (5.75%)(1)	$14.25	$11.08	$13.24

Class B:
Net assets	$6,537,586	$15,952,596	$2,186,898
Shares authorized	unlimited	unlimited	Unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	489,606	1,585,241	176,257
Net asset value and redemption price per share(2)	$13.35	$10.06	$12.41
Maximum offering price per share	$13.35	$10.06	$12.41

Class C:
Net assets	$21,549,359	$20,801,834	$6,802,970
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	1,615,280	2,070,304	547,926
Net asset value and redemption price per share(2)	$13.34	$10.05	$12.42
Maximum offering price per share	$13.34	$10.05	$12.42

Class I:
Net assets	$6,301	$63,759	$3,332,940
Shares authorized	unlimited	unlimited	Unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	469	6,020	266,699
Net asset value and redemption price per share	$13.43	$10.59	$12.50
Maximum offering price per share	$13.43	$10.59	$12.50

Class Q:
Net assets	n/a	$36,092	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.01	n/a
Shares outstanding	n/a	3,390	n/a
Net asset value and redemption price per share	n/a	$10.65	n/a
Maximum offering price per share	n/a	$10.65	n/a

(1)   Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)   Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING Convertible Fund Year Ended May 31, 2006	ING Real Estate Fund Year Ended May 31, 2006	ING Disciplined LargeCap Fund Year Ended May 31, 2006	ING Fundamental Research Fund December 28, 2005(1) to May 31, 2006
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,058,688	$6,658,531	$783,318	$29,517
Interest	3,522,958	101,304	14,282	4,894
Securities lending income	58,917	61	1,069	—
Total investment income	5,640,563	6,759,896	798,669	34,411

EXPENSES:
Investment management fees	1,138,225	1,867,234	300,631	15,286
Distribution and service fees:
Class A	180,465	215,212	15,439	5,424
Class B	447,173	46,185	266,640	56
Class C	532,516	28,884	111,370	85
Class O	—	50,951	—	—
Class Q	5,582	—	—	—
Transfer agent fees:
Class A	61,473	48,145	6,035	2,604
Class B	54,123	2,585	31,324	7
Class C	64,696	1,627	13,105	10
Class I	—	40,380	—	—
Class O	—	4,731	—	—
Class Q	2,324	—	—	—
Administrative and shareholder servicing fees	151,762	266,745	71,082	2,184
Shareholder reporting expense	51,356	64,765	19,529	874
Registration fees	49,989	84,051	42,436	3,390
Professional fees	23,620	31,192	13,387	5,492
Custody and accounting expense	21,163	34,122	14,600	1,529
Trustee fees	2,224	4,918	1,014	218
Offering expense	—	—	—	42,894
Interest expense	15,256	3,634	—	—
Miscellaneous expense	13,040	17,203	4,413	1,697
Total expenses	2,814,987	2,812,564	911,005	81,750
Net waived and reimbursed fees	(105,378)	—	(43,523)	(54,329)
Brokerage commission recapture	—	(107,029)	—	—
Net expenses	2,709,609	2,705,535	867,482	27,421
Net investment income (loss)	2,930,954	4,054,361	(68,813)	6,990

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain (loss) on:
Investments	6,691,181	21,963,828	3,497,028	70,340
Futures	—	—	(14,957)	—
Net realized gain on investments and futures	6,691,181	21,963,828	3,482,071	70,340
Net change in unrealized appreciation or depreciation on:
Investments	9,603,371	25,113,333	(618,622)	(1,296)
Futures	—	—	(5,785)	—
Net change in unrealized appreciation or depreciation on investments and futures	9,603,371	25,113,333	(624,407)	(1,296)
Net realized and unrealized gain on investments and futures	16,294,552	47,077,161	2,857,664	69,044
Increase in net assets resulting from operations	$19,225,506	$51,131,522	$2,788,851	$76,034

* Foreign taxes withheld	$—	$4,045	$—	$295
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING LargeCap Growth Fund Year Ended May 31, 2006	ING MidCap Opportunities Fund Year Ended May 31, 2006	ING Opportunistic LargeCap Fund December 28, 2005(1) to May 31, 2006	ING SmallCap Opportunities Fund Year Ended May 31, 2006
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,602,104	$1,412,577	$52,592	$378,248
Interest	124,154	269,513	3,209	218,805
Securities lending income	41,970	72,861	—	88,898
Total investment income	2,768,228	1,754,951	55,801	685,951

EXPENSES:
Investment management fees	2,324,145	3,580,053	15,227	1,769,536
Distribution and service fees:
Class A	379,840	375,002	5,426	286,839
Class B	979,904	1,262,659	40	373,784
Class C	494,583	985,617	9	424,806
Class Q	3,890	12,100	—	553
Transfer agent fees:
Class A	151,867	283,129	2,604	241,990
Class B	137,174	282,814	5	94,721
Class C	69,219	222,119	1	107,532
Class I	16,008	1,646	—	4,664
Class Q	457	2,611	—	106
Administrative and shareholder servicing fees	309,882	700,864	2,175	375,811
Shareholder reporting expense	108,930	167,464	870	114,100
Registration fees	60,079	55,733	3,291	53,541
Professional fees	53,866	45,195	5,494	34,670
Custody and accounting expense	33,450	45,625	1,523	29,220
Trustee fees	10,097	10,265	218	6,045
Offering expense	—	—	42,894	—
Interest expense	315	535	—	1,985
Miscellaneous expense	21,889	23,115	1,687	15,575
Total expenses	5,155,595	8,056,546	81,464	3,935,478
Net recouped (waived and reimbursed) fees	50,578	(1,393,308)	(54,209)	(597,409)
Brokerage commission recapture	(27,859)	—	—	—
Net expenses	5,178,314	6,663,238	27,255	3,338,069
Net investment income (loss)	(2,410,086)	(4,908,287)	28,546	(2,652,118)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	36,226,108	98,754,455	(172,951)	64,527,257
Foreign currency related transactions	(6,085)	—	—	—
Net realized gain (loss) on investments and foreign currency related transactions	36,220,023	98,754,455	(172,951)	64,527,257
Net change in unrealized appreciation or depreciation on investments	(20,867,738)	(39,232,338)	152,642	(28,193,494)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	15,352,285	59,522,117	(20,309)	36,333,763
Increase in net assets resulting from operations	$12,942,199	$54,613,830	$8,237	$33,681,645

* Foreign taxes withheld	$43,579	$—	$407	$—
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2006

	ING Financial Services Fund	ING LargeCap Value Fund	ING MagnaCap Fund	ING MidCap Value Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,162,953	$1,191,447	$7,230,885	$966,925
Interest	267,345	14,534	244,199	47,954
Securities lending income	—	—	91,175	198,023
Total investment income	6,430,298	1,205,981	7,566,259	1,212,902

EXPENSES:
Investment management fees	2,214,651	434,536	2,628,603	1,183,331
Distribution and service fees:
Class A	682,912	63,488	936,738	143,909
Class B	951,243	82,187	333,105	325,051
Class C	4,141	118,112	67,129	340,929
Class M	—	—	27,766	—
Class O	15,197	—	—	—
Class Q	—	—	—	39
Transfer agent fees:
Class A	212,185	20,136	277,498	90,594
Class B	104,084	6,986	29,422	51,114
Class C	424	10,040	5,962	53,611
Class I	—	1,794	497	2,707
Class M	—	—	3,092	—
Class O	6,591	—	—	—
Class Q	—	45	—	20
Administrative and shareholder servicing fees	8,289	48,292	10,950	125,924
Shareholder reporting expense	69,775	9,034	61,298	68,755
Registration fees	60,873	55,610	83,222	99,792
Professional fees	42,135	7,491	25,585	27,547
Custody and accounting expense	29,690	4,320	35,650	17,970
Trustee fees	7,300	1,095	12,129	5,475
Interest expense	809	—	328	3,850
Miscellaneous expense	20,913	3,745	28,174	12,295
Total expenses	4,431,212	866,911	4,567,148	2,552,913
Net waived and reimbursed fees	(195,117)	(25,366)	(327,799)	—
Brokerage commission recapture	—	—	—	(653)
Net expenses	4,236,095	841,545	4,239,349	2,552,260
Net investment income (loss)	2,194,203	364,436	3,326,910	(1,339,358)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain (loss) on:
Investments	23,899,698	2,657,085	49,596,332	15,293,985
Futures	—	—	(11,079)	—
Net realized gain on investments and futures	23,899,698	2,657,085	49,585,253	15,293,985
Net change in unrealized appreciation or depreciation on investments	13,832,355	258,554	(8,969,892)	(6,506,322)
Net realized and unrealized gain on investments	37,732,053	2,915,639	40,615,361	8,787,663
Increase in net assets resulting from operations	$39,926,256	$3,280,075	$43,942,271	$7,448,305

* Foreign taxes withheld	$—	$—	$—	$5,394

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2006

	ING MidCap Value Choice Fund	ING SmallCap Value Fund	ING SmallCap Value Choice Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$367,313	$1,109,763	$233,910
Interest	386,655	39,582	33,851
Securities lending income	6,134	501,374	—
Total investment income	760,102	1,650,719	267,761

EXPENSES:
Investment management fees	328,229	1,053,020	176,139
Distribution and service fees:
Class A	42,998	143,205	28,553
Class B	34,108	207,304	12,963
Class C	105,527	330,408	38,832
Class Q	—	137	—
Transfer agent fees:
Class A	20,230	96,775	13,499
Class B	3,809	35,044	1,533
Class C	12,319	55,829	4,563
Class I	516	323	300
Class Q	—	46	—
Administrative service fees	32,822	111,478	17,614
Shareholder reporting expense	7,593	50,315	6,596
Registration fees	38,244	60,780	37,415
Professional fees	12,776	22,271	7,502
Custody and accounting expense	5,293	14,795	3,949
Trustee fees	1,025	5,475	881
Offering expense	60,146	—	57,798
Interest expense	—	8,881	—
Miscellaneous expense	3,005	11,233	4,193
Total expenses	708,640	2,207,319	412,330
Net waived and reimbursed fees	(113,048)	—	(105,501)
Brokerage commission recapture	(5,010)	—	(4,047)
Net expenses	590,582	2,207,319	302,782
Net investment income (loss)	169,520	(556,600)	(35,021)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	1,729,370	4,953,324	1,378,067
Net change in unrealized appreciation or depreciation on investments	6,938,428	3,335,087	2,321,540
Net realized and unrealized gain on investments	8,667,798	8,288,411	3,699,607
Increase in net assets resulting from operations	$8,837,318	$7,731,811	$3,664,586

* Foreign taxes withheld	$13,205	$97	$205

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Convertible Fund		ING Real Estate Fund
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income	$2,930,954	$3,049,445	$4,054,361	$8,031,165
Net realized gain on investments and futures	6,691,181	10,014,978	21,963,828	18,980,782
Net change in unrealized appreciation or depreciation on investments and futures	9,603,371	(14,795,559)	25,113,333	27,111,162
Net increase (decrease) in net assets resulting from operations	19,225,506	(1,731,136)	51,131,522	54,123,109

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,524,090)	(1,545,427)	(2,566,941)	(1,212,841)
Class B	(850,356)	(1,066,565)	(105,254)	(78,541)
Class C	(1,134,346)	(1,225,778)	(62,864)	(76,563)
Class I	—	—	(4,784,572)	(6,583,649)
Class O	—	—	(599,987)	(158,947)
Class Q	(68,032)	(80,312)	—	—
Net realized gains:
Class A	—	—	(5,812,816)	(2,268,169)
Class B	—	—	(302,426)	(184,964)
Class C	—	—	(179,433)	(206,851)
Class I	—	—	(10,452,149)	(11,900,609)
Class O	—	—	(1,290,330)	(199,400)
Total distributions	(3,576,824)	(3,918,082)	(26,156,772)	(22,870,534)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,634,079	22,140,575	115,308,881	83,439,223
Dividends reinvested	2,290,743	2,527,920	23,193,708	16,039,378
	16,924,822	24,668,495	138,502,589	99,478,601
Cost of shares redeemed	(57,385,807)	(69,882,260)	(101,643,495)	(91,095,041)
Net increase (decrease) in net assets resulting from capital share transactions	(40,460,985)	(45,213,765)	36,859,094	8,383,560
Net increase (decrease) in net assets	(24,812,303)	(50,862,983)	61,833,844	39,636,135

NET ASSETS:
Beginning of year	162,217,805	213,080,788	222,806,956	183,170,821
End of year	$137,405,502	$162,217,805	$284,640,800	$222,806,956
Undistributed net investment income at end of year	$329,044	$979,114	$1,095,186	$2,740,840

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Disciplined LargeCap Fund		ING Fundamental Research Fund
	Year Ended May 31, 2006	Year Ended May 31, 2005	December 28, 2005(1) to May 31, 2006
FROM OPERATIONS:
Net investment income (loss)	$(68,813)	$21,801	$6,990
Net realized gain on investments and futures	3,482,071	6,959,122	70,340
Net change in unrealized appreciation or depreciation on investments and futures	(624,407)	(2,533,939)	(1,296)
Net increase in net assets resulting from operations	2,788,851	4,446,984	76,034

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(20,068)	—	—
Total distributions	(20,068)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,211,548	4,912,800	5,165,971
Dividends reinvested	14,496	—	—
	4,226,044	4,912,800	5,165,971
Cost of shares redeemed	(14,571,436)	(39,586,158)	(4,855)
Net increase (decrease) in net assets resulting from capital share transactions	(10,345,392)	(34,673,358)	5,161,116
Net increase (decrease) in net assets	(7,576,609)	(30,226,374)	5,237,150

NET ASSETS:
Beginning of period	45,978,499	76,204,873	—
End of period	$38,401,890	$45,978,499	$5,237,150
Undistributed net investment income (accumulated net investment loss) at end of period	$—	$19,967	$11,147

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING LargeCap Growth Fund		ING MidCap Opportunities Fund
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment loss	$(2,410,086)	$(2,398,134)	$(4,908,287)	$(6,681,704)
Net realized gain on investments and foreign currency related transactions	36,220,023	4,847,977	98,754,455	32,667,918
Net change in unrealized appreciation or depreciation on investments	(20,867,738)	340,609	(39,232,338)	1,270,608
Net increase in net assets resulting from operations	12,942,199	2,790,452	54,613,830	27,256,822

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(2,284,365)	—	—
Class B	—	(1,739,049)	—	—
Class C	—	(805,907)	—	—
Class I	—	(923,412)	—	—
Class Q	—	(120,417)	—	—
Return of capital:
Class A	—	(872,085)	—	—
Class B	—	(954,286)	—	—
Class C	—	(440,286)	—	—
Class I	—	(293,343)	—	—
Class Q	—	(41,959)	—	—
Total distributions	—	(8,475,109)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	80,221,412	107,955,616	27,209,447	27,372,572
Dividends reinvested	—	6,725,986	—	—
	80,221,412	114,681,602	27,209,447	27,372,572
Cost of shares redeemed	(114,987,759)	(124,424,891)	(119,727,888)	(151,471,341)
Net decrease in net assets resulting from capital share transactions	(34,766,347)	(9,743,289)	(92,518,441)	(124,098,769)
Net decrease in net assets	(21,824,148)	(15,427,946)	(37,904,611)	(96,841,947)

NET ASSETS:
Beginning of year	310,602,071	326,030,017	366,781,980	463,623,927
End of year	$288,777,923	$310,602,071	$328,877,369	$366,781,980
Accumulated net investment loss at end of year	$(6,086)	$(1,229,658)	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Opportunistic LargeCap Fund	ING SmallCap Opportunities Fund
	December 28, 2005(1) to May 31, 2006	Year Ended May 31, 2006	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income (loss)	$28,546	$(2,652,118)	$(3,727,090)
Net realized gain (loss) on investments and foreign currency related transactions	(172,951)	64,527,257	29,952,329
Net change in unrealized appreciation or depreciation on investments	152,642	(28,193,494)	(10,378,704)
Net increase in net assets resulting from operations	8,237	33,681,645	15,846,535

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,057,154	29,308,006	32,730,867
Cost of shares redeemed	—	(95,852,416)	(106,392,621)
Net increase (decrease) in net assets resulting from capital share transactions	5,057,154	(66,544,410)	(73,661,754)
Net increase (decrease) in net assets	5,065,391	(32,862,765)	(57,815,219)

NET ASSETS:
Beginning of period	—	194,954,643	252,769,862
End of period	$5,065,391	$162,091,878	$194,954,643
Undistributed net investment income at end of period	$34,624	$—	$—

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Financial Services Fund		ING LargeCap Value Fund
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income	$2,194,203	$1,254,842	$364,436	$178,606
Net realized gain on investments and futures	23,899,698	16,604,747	2,657,085	2,061,484
Net change in unrealized appreciation or depreciation on investments	13,832,355	5,232,116	258,554	(206,862)
Net increase in net assets resulting from operations	39,926,256	23,091,705	3,280,075	2,033,228

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,740,903)	(653,510)	(217,524)	(107,111)
Class B	(73,306)	—	(4,140)	(21,668)
Class C	(2,732)	(11)	(15,696)	(26,910)
Class I	—	—	(31,556)	(24,018)
Class O	(58,021)	(4,300)	—	—
Net realized gains:
Class A	(15,589,580)	(12,401,564)	(1,407,656)	(110,882)
Class B	(8,219,594)	(7,842,026)	(456,950)	(52,095)
Class C	(19,903)	(171)	(667,380)	(67,763)
Class I	—	—	(154,947)	(20,928)
Class O	(461,154)	(47,206)	—	—
Total distributions	(26,165,193)	(20,948,788)	(2,955,849)	(431,375)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	61,106,269	21,224,840	20,646,122	36,704,872
Dividends reinvested	19,452,946	15,283,755	2,113,921	298,625
	80,559,215	36,508,595	22,760,043	37,003,497
Cost of shares redeemed	(97,577,296)	(66,060,613)	(15,701,185)	(5,081,104)
Net increase (decrease) in net assets resulting from capital share transactions	(17,018,081)	(29,552,018)	7,058,858	31,922,393
Net increase (decrease) in net assets	(3,257,018)	(27,409,101)	7,383,084	33,524,246

NET ASSETS:
Beginning of year	293,347,146	320,756,247	44,647,955	11,123,709
End of year	$290,090,128	$293,347,146	$52,031,039	$44,647,955
Undistributed net investment income at end of year	$1,203,315	$884,074	$213,078	$111,835

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING MagnaCap Fund		ING MidCap Value Fund
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income (loss)	$3,326,910	$3,746,327	$(1,339,358)	$(1,136,195)
Net realized gain on investments and futures	49,585,253	26,114,730	15,293,985	19,472,636
Net change in unrealized appreciation or depreciation on investments	(8,969,892)	(6,195,080)	(6,506,322)	(16,101,733)
Net increase in net assets resulting from operations	43,942,271	23,665,977	7,448,305	2,234,708

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(3,246,856)	(3,895,915)	—	—
Class B	(76,481)	(101,711)	—	—
Class C	(12,808)	(23,132)	—	—
Class I	(33,945)	(23,921)	—	—
Class M	(20,123)	(18,440)	—	—
Class O	—	(33)	—	—
Net realized gains:
Class A	—	—	(8,934,857)	(5,379,868)
Class B	—	—	(5,142,799)	(3,140,896)
Class C	—	—	(5,332,449)	(3,310,535)
Class I	—	—	(222,814)	(154,805)
Class Q	—	—	(2,154)	(1,507)
Total distributions	(3,390,213)	(4,063,152)	(19,635,073)	(11,987,611)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	16,026,134	23,663,858	4,584,580	95,315,357
Net proceeds from shares issued in merger	31,483,153	—	—	—
Dividends reinvested	2,971,606	3,533,011	15,883,657	9,166,148
	50,480,893	27,196,869	20,468,237	104,481,505
Cost of shares redeemed	(75,383,445)	(83,739,269)	(65,362,602)	(68,683,573)
Net increase (decrease) in net assets resulting from capital share transactions	(24,902,552)	(56,542,400)	(44,894,365)	35,797,932
Net increase (decrease) in net assets	15,649,506	(36,939,575)	(57,081,133)	26,045,029

NET ASSETS:
Beginning of year	343,747,465	380,687,040	153,691,004	127,645,975
End of year	$359,396,971	$343,747,465	$96,609,871	$153,691,004
Undistributed net investment income (accumulated net investment loss) at end of year	$984,302	$1,047,605	$(5,333)	$(13,333)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING MidCap Value Choice Fund		ING SmallCap Value Fund
	Year Ended May 31, 2006	February 1, 2005(1) to May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income (loss)	$169,520	$(35)	$(556,600)	$(783,394)
Net realized gain (loss) on investments	1,729,370	(2,280)	4,953,324	24,004,981
Net change in unrealized appreciation or depreciation on investments	6,938,428	(39,844)	3,335,087	(21,885,346)
Net increase (decrease) in net assets resulting from operations	8,837,318	(42,159)	7,731,811	1,336,241

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(57,665)	—	—	—
Class B	(1,537)	—	—	—
Class C	(8,035)	—	—	—
Class I	(11,138)	—	—	—
Net realized gains:
Class A	(165,586)	—	(13,147,307)	(5,340,181)
Class B	(35,054)	—	(5,008,132)	(1,592,895)
Class C	(102,919)	—	(7,840,098)	(2,730,797)
Class I	(23,003)	—	(114,787)	(31,243)
Class Q	—	—	(15,523)	(4,047)
Return of capital:
Class A	—	—	(76,567)	—
Class B	—	—	(29,167)	—
Class C	—	—	(45,660)	—
Class I	—	—	(669)	—
Class Q	—	—	(90)	—
Total distributions	(404,937)	—	(26,278,000)	(9,699,163)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	59,815,178	6,902,778	5,673,303	104,901,397
Dividends reinvested	286,053	—	21,203,110	7,367,516
	60,101,231	6,902,778	26,876,413	112,268,913
Cost of shares redeemed	(7,225,859)	(144,370)	(85,016,873)	(51,689,775)
Net increase (decrease) in net assets resulting from capital share transactions	52,875,372	6,758,408	(58,140,460)	60,579,138
Net increase (decrease) in net assets	61,307,753	6,716,249	(76,686,649)	52,216,216

NET ASSETS:
Beginning of period	6,716,249	—	147,084,114	94,867,898
End of period	$68,024,002	$6,716,249	$70,397,465	$147,084,114
Undistributed net investment income (accumulated net investment loss) at end of period	$167,175	$34,157	$(5,333)	$(13,333)

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING SmallCap Value Choice Fund
	Year Ended May 31, 2006	February 1, 2005(1) to May 31, 2005
FROM OPERATIONS:
Net investment loss	$(35,021)	$(3,958)
Net realized gain (loss) on investments	1,378,067	(11,172)
Net change in unrealized appreciation or depreciation on investments	2,321,540	(132,986)
Net increase (decrease) in net assets resulting from operations	3,664,586	(148,116)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(46,978)	—
Class B	(264)	—
Class C	(3,505)	—
Class I	(3,927)	—
Net realized gains:
Class A	(78,955)	—
Class B	(8,444)	—
Class C	(27,492)	—
Class I	(4,501)	—
Total distributions	(174,066)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	28,818,198	6,598,997
Dividends reinvested	129,190	—
	28,947,388	6,598,997
Cost of shares redeemed	(5,071,697)	(366,916)
Net increase in net assets resulting from capital share transactions	23,875,691	6,232,081
Net increase in net assets	27,366,211	6,083,965

NET ASSETS:
Beginning of period	6,083,965	—
End of period	$33,450,176	$6,083,965
Undistributed net investment income (accumulated net investment loss) at end of period	$2,891	$27,969

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

ING CONVERTIBLE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$17.50		18.11	16.20	15.35	17.89
Income (loss) from investment operations:
Net investment income	$0.45	*	0.37 *	0.36	0.38	0.30
Net realized and unrealized gain (loss) on investments	$1.92		(0.51)	1.97	0.78	(2.34)
Total from investment operations	$2.37		(0.14)	2.33	1.16	(2.04)
Less distributions from:
Net investment income	$0.56		0.47	0.42	0.31	0.41
Net realized gain from investments	$—		—	—	—	0.09
Total distributions	$0.56		0.47	0.42	0.31	0.50
Net asset value, end of year	$19.31		17.50	18.11	16.20	15.35
Total Return(1)%	13.67		(0.85)	14.52	7.80	(11.44)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$48,404		52,895	63,443	51,008	60,692
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.30		1.35	1.48	1.59	1.46
Gross expenses prior to expense reimbursement(3)%	1.44		1.39	1.48	1.59	1.46
Net investment income after expense reimbursement(2)%	2.42		2.05	2.13	2.57	1.93
Portfolio turnover rate %	43		72	138	97	100

	Class B
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$19.29		19.91	17.79	16.83	19.56
Income (loss) from investment operations:
Net investment income	$0.34	*	0.27 *	0.30	0.35	0.24
Net realized and unrealized gain (loss) on investments	$2.12		(0.57)	2.13	0.83	(2.59)
Total from investment operations	$2.46		(0.30)	2.43	1.18	(2.35)
Less distributions from:
Net investment income	$0.39		0.32	0.31	0.22	0.28
Net realized gain from investments	$—		—	—	—	0.10
Total distributions	$0.39		0.32	0.31	0.22	0.38
Net asset value, end of year	$21.36		19.29	19.91	17.79	16.83
Total Return(1)%	12.82		(1.56)	13.75	7.16	(12.04)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$37,846		50,727	75,097	72,364	88,650
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	2.05		2.05	2.13	2.24	2.11
Gross expenses prior to expense reimbursement %	2.09		2.05	2.13	2.24	2.11
Net investment income after expense reimbursement(2)%	1.67		1.35	1.48	1.92	1.28
Portfolio turnover rate %	43		72	138	97	100

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)	ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Convertible.
*	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING CONVERTIBLE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$17.95		18.56	16.62	15.75	18.33
Income (loss) from investment operations:
Net investment income	$0.32	*	0.25 *	0.27	0.32	0.22
Net realized and unrealized gain (loss) on investments	$1.96		(0.52)	1.99	0.78	(2.42)
Total from investment operations	$2.28		(0.27)	2.26	1.10	(2.20)
Less distributions from:
Net investment income	$0.41		0.34	0.32	0.23	0.29
Net realized gain from investments	$—		—	—	—	0.09
Total distributions	$0.41		0.34	0.32	0.23	0.38
Net asset value, end of year	$19.82		17.95	18.56	16.62	15.75
Total Return(1)%	12.78		(1.52)	13.72	7.15	(12.03)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$48,825		56,329	71,365	66,412	81,247
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	2.05		2.05	2.13	2.24	2.11
Gross expenses prior to expense reimbursement %	2.09		2.05	2.13	2.24	2.11
Net investment income after expense reimbursement(2)%	1.67		1.36	1.48	1.92	1.28
Portfolio turnover rate %	43		72	138	97	100

	Class Q
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$16.97		17.58	15.74	14.91	17.37
Income (loss) from investment operations:
Net investment income	$0.44	*	0.38 *	0.46	0.41	0.36
Net realized and unrealized gain (loss) on investments	$1.85		(0.49)	1.84	0.76	(2.28)
Total from investment operations	$2.29		(0.11)	2.30	1.17	(1.92)
Less distributions from:
Net investment income	$0.57		0.50	0.46	0.34	0.45
Net realized gain from investments	$—		—	—	—	0.09
Total distributions	$0.57		0.50	0.46	0.34	0.54
Net asset value, end of year	$18.69		16.97	17.58	15.74	14.91
Total Return(1)%	13.64		(0.72)	14.72	8.11	(11.12)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$2,331		2,266	3,176	4,030	8,626
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.29		1.24	1.26	1.36	1.19
Gross expenses prior to expense reimbursement %	1.32		1.24	1.26	1.36	1.19
Net investment income after expense reimbursement(2)%	2.42		2.17	2.37	2.78	2.23
Portfolio turnover rate %	43		72	138	97	100

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,					December 20, 2002(1) to May 31,
	2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$14.82		12.76		11.06	10.06
Income from investment operations:
Net investment income	$0.20	†	0.47	*	0.57	0.16
Net realized and unrealized gain on investments	$3.02		3.04		2.29	1.04
Total from investment operations	$3.22		3.51		2.86	1.20
Less distributions from:
Net investment income	$0.49		0.50		0.65	0.20
Net realized gain from investments	$1.13		0.95		0.51	—
Total distributions	$1.62		1.45		1.16	0.20
Net asset value, end of period	$16.42		14.82		12.76	11.06
Total Return(2)%	22.63		28.51		26.79	12.06

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$102,853		57,799		16,569	982
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.16		1.15		1.27	1.45
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.20		1.23		1.31	1.45
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.20		1.15		1.37	1.53
Net investment income after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.36	†	3.34		4.84	0.01
Portfolio turnover rate %	51		91		132	62

	Class B
	Year Ended May 31,					November 20, 2002 (1) to May 31,
	2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$14.85		12.78		11.10	10.00
Income from investment operations:
Net investment income	$0.08	†	0.37	*	0.45	0.12
Net realized and unrealized gain on investments	$3.02		3.05		2.32	1.15
Total from investment operations	$3.10		3.42		2.77	1.27
Less distributions from:
Net investment income	$0.37		0.40		0.58	0.17
Net realized gain from investments	$1.13		0.95		0.51	—
Total distributions	$1.50		1.35		1.09	0.17
Net asset value, end of period	$16.45		14.85		12.78	11.10
Total Return(2)%	21.70		27.62		25.81	12.77

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,037		3,484		1,990	149
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.91		1.90		2.02	2.20
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.95		1.98		2.06	2.20
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.95		1.90		2.12	2.30
Net investment income after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.61	†	2.64		3.28	1.91
Portfolio turnover rate %	51		91		132	62

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.
†

Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.91% to 1.36% and 2.16% to 0.61% on Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,					January 17, 2003(1) to May 31,
	2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$15.28		13.11		11.37	9.96
Income (loss) from investment operations:
Net investment income (loss)	$0.11	†	0.38	*	0.43	(0.01)*
Net realized and unrealized gain on investments	$3.09		3.13		2.40	1.50
Total from investment operations	$3.20		3.51		2.83	1.49
Less distributions from:
Net investment income	$0.37		0.39		0.58	0.08
Net realized gain from investments	$1.13		0.95		0.51	—
Total distributions	$1.50		1.34		1.09	0.08
Net asset value, end of period	$16.98		15.28		13.11	11.37
Total Return(2)%	21.69		27.57		25.75	15.03

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,124		2,720		2,708	157
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.91		1.90		2.02	2.20
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(3)(4)%	1.95		1.98		2.06	2.20
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.95		1.90		2.12	2.30
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.61	†	2.65		3.54	(1.62)
Portfolio turnover rate %	51		91		132	62

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using weighted average number of shares outstanding throughout the period.
†

Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.26, increase net realized and unrealized gain on investments per share by $0.26 and decrease the ratio of net investment income to average net assets from 2.16% to 0.61% on Class C.

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended May 31,					Period Ended May 31,	Year Ended October 31,
	2006		2005		2004	2003(1)	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$15.49		13.28		11.45	9.98	9.77	9.57
Income from investment operations:
Net investment income	$0.28	*†	0.54	*	0.58	0.20	0.60	0.50
Net realized and unrealized gain on investments	$3.14		3.15		2.43	1.47	0.23	0.27
Total from investment operations	$3.42		3.69		3.01	1.67	0.83	0.77
Less distributions from:
Net investment income	$0.53		0.53		0.67	0.20	0.62	0.57
Net realized gain from investments	$1.13		0.95		0.51	—	—	—
Total distributions	$1.66		1.48		1.18	0.20	0.62	0.57
Net asset value, end of period	$17.25		15.49		13.28	11.45	9.98	9.77
Total Return(2)%	22.98		28.82		27.24	16.95	8.06	7.88

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$144,907		146,499		161,904	125,645	97,331	76,188
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	0.88		0.90		0.96	1.00	0.98	1.00
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(3)(4)%	0.92		0.98		0.96	1.00	0.98	1.00
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	0.92		0.90		1.06	1.19	0.98	1.03
Net investment income after expense reimbursement(3)(4)%	1.68	†	3.70		4.69	4.26	4.29	4.84
Portfolio turnover rate %	51		91		132	62	106	77

(1)

On November 4, 2002, pursuant to an Agreement and Plan of Reorganization dated August 20, 2002, all of the assets and liabilities of the CRA Realty Shares Portfolio were transferred to the newly created ING Real Estate Fund in exchange for shares of the ING Real Estate Fund. The financial highlight information presented for periods prior to November 4, 2002 reflects the activity of the CRA Realty Shares Portfolio. The ING Real Estate Fund has adopted a fiscal year end of May 31.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using weighted average number of shares outstanding throughout the period.
†

Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.26, increase net realized and unrealized gain on investments per share by $0.26 and decrease the ratio of net investment income to average net assets from 3.23% to 1.68% on Class I.

See Accompanying Notes to Financial Statements.

ING REAL ESTATE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Year Ended May 31, 2006		September 15, 2004(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$14.81		13.52
Income from investment operations:
Net investment income	$0.21	†	0.39
Net realized and unrealized gain on investments	$3.00		2.23
Total from investment operations	$3.21		2.62
Less distributions from:
Net investment income	$0.49		0.38
Net realized gain from investments	$1.13		0.95
Total distributions	$1.62		1.33
Net asset value, end of period	$16.40		14.81
Total Return(2)%	22.60		20.12

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$28,720		12,305
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.13		1.15
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.16		1.23
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.16		1.15
Net investment income after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.36	†	3.32
Portfolio turnover rate %	51		91

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

†

Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.91% to 1.36% on Class O.

See Accompanying Notes to Financial Statements

ING DISCIPLINED LARGECAP FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$9.68	8.82	7.61	8.43	9.87
Income (loss) from investment operations:
Net investment income	$0.05	0.06	0.01	0.03	0.03
Net realized and unrealized gain (loss) on investments	$0.63	0.80	1.20	(0.85)	(1.47)
Total from investment operations	$0.68	0.86	1.21	(0.82)	(1.44)
Less distributions from:
Net investments income	$0.04	—	—	—	—
Total distributions	$0.04	—	—	—	—
Net asset value, end of year	$10.32	9.68	8.82	7.61	8.43
Total Return(1)%	7.02	9.75	15.90	(9.73)	(14.59)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$4,977	5,173	5,362	7,205	9,883
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.36	1.40	1.53	1.54	1.33
Gross expenses prior to expense reimbursement(3)%	1.50	1.42	1.53	1.54	1.33
Net investment income (loss) after expense
reimbursement(2)%	0.51	0.60	0.11	0.32	0.12
Portfolio turnover rate %	173	154	200	106	149

	Class B
	Year Ended May 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$9.25	8.49	7.37	8.23	9.70
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.01)	(0.05)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	$0.61	0.77	1.17	(0.83)	(1.40)
Total from investment operations	$0.58	0.76	1.12	(0.86)	(1.47)
Net asset value, end of year	$9.83	9.25	8.49	7.37	8.23
Total Return(1)%	6.27	8.95	15.20	(10.45)	(15.15)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$23,954	28,635	32,848	34,358	53,185
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	2.11	2.12	2.23	2.24	2.03
Gross expenses prior to expense reimbursement %	2.20	2.12	2.23	2.24	2.03
Net investment loss after expense reimbursement(2)%	(0.25)	(0.11)	(0.59)	(0.43)	(0.58)
Portfolio turnover rate %	173	154	200	106	149

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)	ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of Disciplined LargeCap.

See Accompanying Notes to Financial Statements

ING DISCIPLINED LARGECAP FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$9.25	8.49	7.37	8.23	9.70
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.01)	(0.06)	(0.04)	(0.09)
Net realized and unrealized gain (loss) on investments	$0.60	0.77	1.18	(0.82)	(1.38)
Total from investment operations	$0.57	0.76	1.12	(0.86)	(1.47)
Net asset value, end of year	$9.82	9.25	8.49	7.37	8.23
Total Return(1)%	6.16	8.95	15.20	(10.45)	(15.15)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$9,471	12,170	15,233	21,478	36,486
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	2.11	2.12	2.23	2.24	2.03
Gross expenses prior to expense reimbursement %	2.20	2.12	2.23	2.24	2.03
Net investment loss after expense reimbursement(2)%	(0.25)	(0.11)	(0.59)	(0.43)	(0.58)
Portfolio turnover rate %	173	154	200	106	149

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING FUNDAMENTAL RESEARCH FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C
	December 28, 2005(1) to May 31, 2006	February 6, 2006(1) to May 31, 2006	April 17, 2006(1) to May 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.15	10.31
Income (loss) from investment operations:
Net investment income (loss)	$0.01	(0.02)*	(0.02)*
Net realized and unrealized gain (loss) on investments	$0.15	(0.01)*	(0.17)
Total from investment operations	$0.16	(0.03)	(0.19)
Net asset value, end of period	$10.16	10.12	10.12
Total Return(2)%	1.60	(0.30)	(1.84)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,136	25	77
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.25	2.00	2.00
Gross expenses prior to expense reimbursement(3)%	3.74	4.49	4.49
Net investment income (loss) after expense reimbursement(3)(4)%	0.32	(0.42)	(0.42)
Portfolio turnover rate %	54	54	54

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$17.88		18.11	14.33	16.59	24.40
Income (loss) from investment operations:
Net investment loss	$(0.10	)**	(0.07)	(0.10)	(0.15)	(0.18)
Net realized and unrealized gain (loss) on investments	$0.86		0.37	3.88	(2.11)	(7.63)
Total from investment operations	$0.76		0.30	3.78	(2.26)	(7.81)
Less distributions from:
Net investment income	$—		0.38	—	—	0.00 *
Return of capital	$—		0.15	—	—	—
Total distributions	$—		0.53	—	—	0.00 *
Net asset value, end of year	$18.64		17.88	18.11	14.33	16.59
Total Return(1)%	4.25		1.65	26.38	(13.62)	(31.99)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$95,300		111,208	109,858	40,941	65,642
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(2)%	1.44		1.43	1.42	1.60	1.58
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)%	1.45		1.45	1.45	1.60	1.58
Gross expenses prior to expense reimbursement and brokerage commission recapture %	1.43		1.40	1.61	1.76	1.58
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture(2)%	(0.55)		(0.49)	(0.82)	(0.96)	(1.12)
Portfolio turnover rate %	99		81	142	291	536

	Class B
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$17.33		17.57	13.99	16.30	24.14
Income (loss) from investment operations:
Net investment loss	$(0.22	)**	(0.24)	(0.21)	(0.24)	(0.43)
Net realized and unrealized gain (loss) on investments	$0.84		0.41	3.79	(2.07)	(7.41)
Total from investment operations	$0.62		0.17	3.58	(2.31)	(7.84)
Less distributions from:
Net investment income	$—		0.26	—	—	—
Return of capital	$—		0.15	—	—	—
Total distributions	$—		0.41	—	—	—
Net asset value, end of year	$17.95		17.33	17.57	13.99	16.30
Total Return(1)%	3.58		0.97	25.59	(14.17)	(32.48)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$83,019		106,162	119,658	72,575	116,738
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(2)%	2.09		2.08	2.07	2.25	2.23
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)%	2.10		2.10	2.09	2.25	2.23
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture %	2.08		2.05	2.26	2.41	2.23
Net investment loss after expense reimbursement and brokerage commission recapture(2)%	(1.20)		(1.13)	(1.47)	(1.61)	(1.77)
Portfolio turnover rate %	99		81	142	291	536

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount represents less than $0.005 per share.
**	Per share data calculated using average number of shares outstanding throughout the period

See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$17.27		17.52	13.95	16.25	24.07
Income (loss) from investment operations:
Net investment loss	$(0.22	)*	(0.19)	(0.22)	(0.25)	(0.48)
Net realized and unrealized gain (loss) on investments	$0.85		0.36	3.79	(2.05)	(7.34)
Total from investment operations	$0.63		0.17	3.57	(2.30)	(7.82)
Less distributions from:
Net investment income	$—		0.27	—	—	—
Return of capital	$—		0.15	—	—	—
Total distributions	$—		0.42	—	—	—
Net asset value, end of year	$17.90		17.27	17.52	13.95	16.25
Total Return(2)%	3.65		0.92	25.59	(14.15)	(32.49)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$43,089		52,355	53,976	31,516	54,048
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(4)%	2.09		2.08	2.07	2.25	2.23
Net expenses after expense reimbursement and prior to brokerage commission recapture(4)%	2.10		2.10	2.09	2.25	2.23
Gross expenses prior to expense reimbursement and brokerage commission recapture %	2.08		2.05	2.26	2.41	2.23
Net investment loss after expense reimbursement and brokerage commission recapture(4)%	(1.20)		(1.13)	(1.47)	(1.61)	(1.77)
Portfolio turnover rate %	99		81	142	291	536

	Class I
	Year Ended May 31,					January 8, 2002(1) to May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$18.47		18.69	14.71	16.93	21.04
Income (loss) from investment operations:
Net investment income (loss)	$(0.01	)*	0.02	(0.05)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	$0.89		0.37	4.03	(2.16)	(4.09)
Total from investment operations	$0.88		0.39	3.98	(2.22)	(4.11)
Less distributions from:
Net investment income	$—		0.46	—	—	—
Return of capital	$—		0.15	—	—	—
Total distribution	$—		0.61	—	—	—
Net asset value, end of period	$19.35		18.47	18.69	14.71	16.93
Total Return(2)%	4.76		2.07	27.06	(13.11)	(19.53)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$66,319		38,841	36,504	22,156	26,106
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	0.98		0.97	0.91	1.05	0.96
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	0.98		0.99	0.94	1.05	0.96
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	0.97		0.94	1.10	1.21	0.96
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(0.05)		(0.02)	(0.31)	(0.42)	(0.43)
Portfolio turnover rate %	99		81	142	291	536

(1)	Commencement of operations
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period

See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$18.35		18.58	14.66	16.92	24.81
Income (loss) from investment operations:
Net investment loss	$(0.07	)*	(0.06)	(0.11)	(0.15)	(0.44)
Net realized and unrealized gain (loss) on investments	$0.89		0.40	4.03	(2.11)	(7.44)
Total from investment operations	$0.82		0.34	3.92	(2.26)	(7.88)
Less distributions from:
Net investment income	$—		0.42	—	—	0.01
Return of capital	$—		0.15	—	—	—
Total distributions	$—		0.57	—	—	0.01
Net asset value, end of year	$19.17		18.35	18.58	14.66	16.92
Total Return(1)%	4.47		1.81	26.74	(13.36)	(31.77)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$1,051		2,037	6,035	6,178	16,840
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(2)%	1.23		1.22	1.14	1.31	1.21
Net expenses after expense reimbursement and prior to brokerage commission recapture(2)%	1.24		1.24	1.17	1.31	1.21
Gross expenses prior to expense reimbursement and brokerage commission recapture %	1.22		1.19	1.32	1.47	1.21
Net investment loss after expense reimbursement and brokerage commission recapture(2)%	(0.36)		(0.27)	(0.53)	(0.66)	(0.76)
Portfolio turnover rate %	99		81	142	291	536

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$13.01		12.06	10.12	11.11	14.58
Income (loss) from investment operations:
Net investment loss	$(0.13	)*	(0.16)	(0.06)	(0.12)	(0.17)*
Net realized and unrealized gain (loss) on investments	$2.30		1.10	2.00	(0.87)	(3.30)
Total from investment operations	$2.17		0.94	1.94	(0.99)	(3.47)
Payment by affiliate	$—		0.01	—	—	—
Net asset value, end of year	$15.18		13.01	12.06	10.12	11.11
Total Return(1)%	16.68		7.88 †	19.17	(8.91)	(23.80)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$122,820		118,668	133,363	44,010	68,106
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	1.39		1.64	1.59	1.50	1.77
Gross expenses prior to expense reimbursement/recoupment(3)%	1.82		1.71	1.70	1.83	1.99
Net investment loss after expense reimbursement/recoupment(2)%	(0.90)		(1.15)	(1.06)	(1.15)	(1.45)
Portfolio turnover rate %	103		50	115	345	399

	Class B
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$12.41		11.59	9.80	10.83	14.30
Income (loss) from investment operations:
Net investment loss	$(0.23	)*	(0.27)	(0.06)	(0.20)	(0.25)*
Net realized and unrealized gain (loss) on investments	$2.19		1.08	1.85	(0.83)	(3.22)
Total from investment operations	$1.96		0.81	1.79	(1.03)	(3.47)
Payment by affiliate	$—		0.01	—	—	—
Net asset value, end of year	$14.37		12.41	11.59	9.80	10.83
Total Return(1)%	15.79		7.08 †	18.27	(9.51)	(24.27)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$107,722		139,100	191,288	43,183	69,621
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	2.15		2.37	2.29	2.20	2.47
Gross expenses prior to expense reimbursement/recoupment %	2.52		2.41	2.40	2.53	2.69
Net investment loss after expense reimbursement/recoupment(2)%	(1.66)		(1.87)	(1.69)	(1.85)	(2.15)
Portfolio turnover rate %	103		50	115	345	399

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)	ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of MidCap Opportunities.
*	Per share data calculated using average number of shares outstanding throughout the period.
†

In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.80% and 7.00% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$12.35		11.53	9.75	10.77	14.24
Income (loss) from investment operations:
Net investment loss	$(0.23	)*	(0.26)	(0.12)	(0.19)	(0.25)*
Net realized and unrealized gain (loss) on investments	$2.18		1.07	1.90	(0.83)	(3.22)
Total from investment operations	$1.95		0.81	1.78	(1.02)	(3.47)
Payment by affiliate	$—		0.01	—	—	—
Net asset value, end of year	$14.30		12.35	11.53	9.75	10.77
Total Return(1)%	15.79		7.11 †	18.26	(9.47)	(24.37)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$90,156		101,261	131,461	67,730	100,888
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	2.15		2.37	2.29	2.20	2.47
Gross expenses prior to expense reimbursement %	2.52		2.41	2.40	2.53	2.69
Net investment loss after expense reimbursement(2)%	(1.66)		(1.88)	(1.80)	(1.85)	(2.15)
Portfolio turnover rate %	103		50	115	345	399

	Class I
	Year Ended May 31,
	2006	2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$13.35	12.33	10.33		11.29	14.73
Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.09)	(0.09	)*	(0.11)	(0.11)*
Net realized and unrealized gain (loss) on investments	$2.36	1.10	2.09		(0.85)	(3.33)
Total from investment operations	$2.29	1.01	2.00		(0.96)	(3.44)
Payment by affiliate	$—	0.01	—		—	—
Net asset value, end of year	$15.64	13.35	12.33		10.33	11.29
Total Return(1)%	17.15	8.27 †	19.36		(8.50)	(23.35)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$3,376	3,000	2,614		10,844	39,874
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	0.97	1.22	1.17		1.09	1.26
Gross expenses prior to expense reimbursement %	1.34	1.27	1.31		1.41	1.50
Net investment loss after expense reimbursement(2)%	(0.48)	(0.72)	(0.81)		(0.71)	(0.95)
Portfolio turnover rate %	103	50	115		345	399

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary (expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.
†

In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.03% and 8.19% for Class C and Class I, respectively.

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended May 31,
	2006	2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$13.15	12.17	10.19		11.16	14.63
Income (loss) from investment operations:
Net investment loss	$(0.11)	(0.13)	(0.10	)*	(0.09)	(0.17)*
Net realized and unrealized gain (loss) on investments	$2.32	1.10	2.08		(0.88)	(3.30)
Total from investment operations	$2.21	0.97	1.98		(0.97)	(3.47)
Payment by affiliate	$—	0.01	—		—	—
Net asset value, end of year	$15.36	13.15	12.17		10.19	11.16
Total Return(1)%	16.81	8.05 †	19.43		(8.69)	(23.72)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$4,805	4,753	4,898		4,886	6,563
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.22	1.47	1.45		1.33	1.63
Gross expenses prior to expense reimbursement %	1.60	1.52	1.56		1.66	1.69
Net investment loss after expense reimbursement(2)%	(0.73)	(0.98)	(1.00)		(0.98)	(1.35)
Portfolio turnover rate %	103	50	115		345	399

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.
†

In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.97% for Class Q.

See Accompanying Notes to Financial Statements

ING OPPORTUNISTIC LARGECAP FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C
	December 28, 2005(1) to May 31, 2006	April 5, 2006(1) to May 31, 2006	April 27, 2006(1) to May 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.65	10.48
Income (loss) from investment operations:
Net investment income (loss)	$0.06	(0.01)	(0.01)
Net realized and unrealized loss on investments	$(0.04)	(0.63)	(0.46)
Total from investment operations	$0.02	(0.64)	(0.47)
Net asset value, end of period	$10.02	10.01	10.01
Total Return(2)%	0.20	(6.10)	(4.58)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,021	35	10
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.25	2.00	2.00
Gross expenses prior to expense reimbursement(3)%	3.74	4.49	4.54
Net investment income (loss) after expense reimbursement(3)(4)%	1.32	(0.81)	(0.74)
Portfolio turnover rate %	51	51	51

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Year Ended May 31,
		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$24.37		22.53		18.16	24.04	38.78
Income (loss) from investment operations:
Net investment loss		$(0.31	)*	(0.31	)*	(0.37)	(0.35)	(0.51)*
Net realized and unrealized gain (loss) on investments		$5.17		2.15		4.74	(5.53)	(13.24)
Total from investment operations		$4.86		1.84		4.37	(5.88)	(13.75)
Less distributions from:
Net realized gain from investments		$—		—		—	—	0.99
Total distributions		$—		—		—	—	0.99
Net asset value, end of year		$29.23		24.37		22.53	18.16	24.04
Total Return(1)%		19.94		8.17		24.06 †	(24.46)	(35.86)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$89,328		93,821		105,890	118,570	183,810
Ratios to average net assets:
Net expenses after expense reimbursement	%	1.50		1.63		1.74	1.88	1.81
Gross expenses prior to expense reimbursement(2)%		1.85		1.74		1.74	1.88	1.81
Net investment loss after expense reimbursement	%	(1.13)		(1.36)		(1.52)	(1.80)	(1.70)
Portfolio turnover rate	%	87		62		60	357	427

		Class B
		Year Ended May 31,
		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$22.32		20.78		16.87	22.48	36.60
Income (loss) from investment operations:
Net investment loss		$(0.47	)*	(0.44	)*	(0.50)	(0.48)	(0.68)*
Net realized and unrealized gain (loss) on investments		$4.72		1.98		4.41	(5.13)	(12.45)
Total from investment operations		$4.25		1.54		3.91	(5.61)	(13.13)
Less distributions from:
Net realized gain from investments		$—		—		—	—	0.99
Total distributions		$—		—		—	—	0.99
Net asset value, end of year		$26.57		22.32		20.78	16.87	22.48
Total Return(1)%		19.04		7.41		23.18 †	(24.96)	(36.31)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$30,678		43,929		77,751	85,465	154,899
Ratios to average net assets:
Net expenses after expense reimbursement	%	2.25		2.35		2.44	2.58	2.51
Gross expenses prior to expense reimbursement	%	2.55		2.44		2.44	2.58	2.51
Net investment loss after expense reimbursement	%	(1.88)		(2.10)		(2.07)	(2.50)	(2.40)
Portfolio turnover rate	%	87		62		60	357	427

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)	ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of SmallCap Opportunities.
*	Per share data calculated using average number of shares outstanding throughout the period.
†

In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.11% and 0.06% impact on Class A and Class B total returns, respectively. Excluding the reimbursements, the total returns would have been 23.95% and 23.12%, for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

Ing SMALLCAP OPPORTUNITIES FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Year Ended May 31,
		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$22.27		20.73		16.83	22.44	36.53
Income (loss) from investment operations:
Net investment loss		$(0.47	)*	(0.44	)*	(0.49)	(0.49)	(0.67)*
Net realized and unrealized gain (loss) on investments		$4.71		1.98		4.39	(5.12)	(12.43)
Total from investment operations		$4.24		1.54		3.90	(5.61)	(13.10)
Less distributions from:
Net realized gain from investments		$—		—		—	—	0.99
Total distributions		$—		—		—	—	0.99
Net asset value, end of year		$26.51		22.27		20.73	16.83	22.44
Total Return(1)%		19.04		7.43		23.17 †	(25.00)	(36.30)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$39,174		43,603		57,140	63,406	119,498
Ratios to average net assets:
Net expenses after expense reimbursement	%	2.25		2.35		2.44	2.58	2.51
Gross expenses prior to expense reimbursement	%	2.55		2.44		2.44	2.58	2.51
Net investment loss after expense reimbursement	%	(1.88)		(2.09)		(2.06)	(2.50)	(2.40)
Portfolio turnover rate	%	87		62		60	357	427

		Class I
		Year Ended May 31,
		2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$24.73		22.76	18.27	24.07	39.02
Income (loss) from investment operations:
Net investment loss		$(0.18	)*	(0.21)	(0.23)	(0.23)	(0.36)*
Net realized and unrealized gain (loss) on investments		$5.27		2.18	4.72	(5.57)	(13.60)
Total from investment operations		$5.09		1.97	4.49	(5.80)	(13.96)
Less distributions from:
Net realized gain from investments		$—		—	—	—	0.99
Total distributions		$—		—	—	—	0.99
Net asset value, end of year		$29.82		24.73	22.76	18.27	24.07
Total Return(1)%		20.58		8.66	24.58 †	(24.10)	(36.17)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$2,727		13,359	11,526	8,510	10,700
Ratios to average net assets:
Net expenses after expense reimbursement	%	1.04		1.17	1.31	1.46	1.41
Gross expenses prior to expense reimbursement	%	1.34		1.28	1.31	1.46	1.41
Net investment loss after expense reimbursement	%	(0.65)		(0.91)	(1.09)	(1.37)	(1.34)
Portfolio turnover rate	%	87		62	60	357	423

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

*	Per share data calculated using average number of shares outstanding throughout the period.
†

In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.06% impact on Class C and Class I total returns. Excluding the reimbursements, the total returns would have been 23.11% and 24.52% for Class C and Class I, respectively.

See Accompanying Notes to Financial Statements

Ing SMALLCAP OPPORTUNITIES FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended May 31,
	2006		2005		2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$24.54		22.64		18.22		24.07	38.81
Income (loss) from investment operations:
Net investment loss	$(0.26	)*	(0.27	)*	(0.29	)*	(0.53)	(0.51)*
Net realized and unrealized gain (loss) on investments	$5.22		2.17		4.13		(5.32)	(13.24)
Total from investment operations	$4.96		1.90		4.42		(5.85)	(13.75)
Less distributions from:
Net realized gain from investments	$—		—		—		—	0.99
Total distributions	$—		—		—		—	0.99
Net asset value, end of year	$29.50		24.54		22.64		18.22	24.07
Total Return(1)%	20.21		8.39		24.26	†	(24.30)	(35.83)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$186		243		463		906	3,651
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.30		1.45		1.57		1.70	1.66
Gross expenses prior to expense reimbursement %	1.59		1.56		1.57		1.70	1.66
Net investment loss after expense reimbursement(2)%	(0.93)		(1.19)		(1.36)		(1.62)	(1.62)
Portfolio turnover rate %	87		62		60		357	423

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years of being incurred.

**	Per share data calculated using average number of shares outstanding throughout the period.
†

In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.11% impact on Class Q total returns. Excluding the reimbursements, the total returns would have been 24.15%.

See Accompanying Notes to Financial Statements

ING FINANCIAL SERVICES FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Year Ended May 31,
		2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$22.21	22.03	19.24	22.11	23.36
Income (loss) from investment operations:
Net investment income		$0.23	0.16	0.09	0.12	0.14
Net realized and unrealized gain (loss) on investments		$3.00	1.58	3.60	(1.78)	1.29
Total from investment operations		$3.23	1.74	3.69	(1.66)	1.43
Less distributions from:
Net investment income		$0.22	0.08	0.08	0.09	0.33
Net realized gain from investments		$1.99	1.48	0.82	1.12	2.35
Total distributions		$2.21	1.56	0.90	1.21	2.68
Net asset value, end of year		$23.23	22.21	22.03	19.24	22.11
Total Return(1)%		14.71	7.97	19.57	(6.98)	7.05

Ratios and Supplemental Data:
Net assets, end of year (millions)		$215	183	193	182	231
Ratios to average net assets:
Net expenses after expense reimbursement(2)%		1.19	1.17	1.41	1.52	1.48
Gross expenses prior to expense reimbursement	%	1.29	1.27	1.41	1.52	1.48
Net investment income	%	0.99	0.69	0.40	0.54	0.54
Portfolio turnover rate	%	26	27	35	19	43

		Class B
		Year Ended May 31,
		2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$21.87		21.79	19.12	22.03	23.28
Income (loss) from investment operations:
Net investment income (loss)		$0.05	*	(0.01)	(0.08)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments		$2.95		1.57	3.57	(1.72)	1.29
Total from investment operations		$3.00		1.56	3.49	(1.79)	1.25
Less distributions from:
Net investment income		$0.02		—	—	—	0.15
Net realized gain from investments		$1.99		1.48	0.82	1.12	2.35
Total distributions		$2.01		1.48	0.82	1.12	2.50
Net asset value, end of year		$22.86		21.87	21.79	19.12	22.03
Total Return(1)%		13.81		7.21	18.60	(7.66)	6.22

Ratios and Supplemental Data:
Net assets, end of year (millions)		$64		107	127	127	171
Ratios to average net assets:
Expenses	%	1.94		1.92	2.16	2.27	2.23
Net investment income (loss)%		0.21		(0.06)	(0.36)	(0.21)	(0.21)
Portfolio turnover rate	%	26		27	35	19	43

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)	ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Financial Services.
*	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING FINANCIAL SERVICES FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C			Class O
	Year Ended May 31, 2006		August 24, 2004(1) to May 31, 2005	Year Ended May 31, 2006	September 15, 2004(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$21.78		21.78	22.15	22.67
Income from investment operations:
Net investment income	$0.08	*	0.09	0.22	0.17
Net realized and unrealized gain on investments	$2.93		1.49	3.00	0.92
Total from investment operations	$3.01		1.58	3.22	1.09
Less distributions from:
Net investment income	$0.27		0.10	0.25	0.13
Net realized gain from investments	$1.99		1.48	1.99	1.48
Total distributions	$2.26		1.58	2.24	1.61
Net asset value, end of period	$22.53		21.78	23.13	22.15
Total Return(2)%	13.97		7.29	14.68	4.90

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,311		13	9,659	3,658
Ratios to average net assets:
Expenses(3)%	1.94		1.92	1.19	1.17
Net investment income(3)%	0.35		0.12	1.03	0.80
Portfolio turnover rate %	26		27	26	27

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
*	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING LARGECAP VALUE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B
	Year Ended May 31,		February 2, 2004(1) to May 31,	Year Ended May 31,			February 2, 2004(1) to May 31,
	2006	2005	2004	2006	2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.23	9.65	10.00	10.17	9.63		10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.10	0.05	0.01	0.03	(0.00	)*	(0.00)*
Net realized and unrealized income (loss) on investments	$0.64	0.69	(0.36)	0.63	0.65		(0.37)
Total from investment operations	$0.74	0.74	(0.35)	0.66	0.65		(0.37)
Less distributions from:
Net investment income	$0.09	0.08	—	0.01	0.03		—
Net realized gains on investments	$0.57	0.08	—	0.57	0.08		—
Total distributions	$0.66	0.16	—	0.58	0.11		—
Net asset value, end of period	$10.31	10.23	9.65	10.25	10.17		9.63
Total Return(2)%	7.65	7.64	(3.50)	6.81	6.78		(3.70)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$29,839	22,079	4,729	7,645	8,447		2,601
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.45	1.45	1.35	2.20	2.20		2.10
Gross expenses prior to expense reimbursement(3)%	1.50	1.94	4.05	2.25	2.69		4.80
Net investment income (loss) after expense reimbursement(3)(4)%	1.06	0.93	0.72	0.29	0.17		(0.07)
Portfolio turnover rate %	34	47	4	34	47		4

	Class C
	Year Ended May 31,			February 3, 2004(1) to May 31,
	2006	2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.17	9.63		9.96
Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.00	*	(0.00)*
Net realized and unrealized income (loss) on investments	$0.62	0.65		(0.33)
Total from investment operations	$0.65	0.65		(0.33)
Less distributions from:
Net investment income	$0.01	0.03		—
Net realized gains on investments	$0.57	0.08		—
Total distributions	$0.58	0.11		—
Net asset value, end of period	$10.24	10.17		9.63
Total Return(2)%	6.79	6.76		(3.31)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$11,566	11,358		3,793
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.20	2.20		2.11
Gross expenses prior to expense reimbursement(3)%	2.25	2.69		4.81
Net investment income (loss) after expense reimbursement(3)(4)%	0.29	0.17		(0.03)
Portfolio turnover rate %	34	47		4

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount is less than $0.005 or $(0.005) per share.

See Accompanying Notes to Financial Statements

ING LARGECAP VALUE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended May 31, 2006	August 2, 2004(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.24	9.72
Income from investment operations:
Net investment income	$0.14	0.10
Net realized and unrealized gain on investments	$0.63	0.59
Total from investment operations	$0.77	0.69
Less distributions from:
Net investment income	$0.12	0.09
Net realized gains on investments %	0.57	0.08
Total distributions %	0.69	0.17
Net asset value, end of period	$10.32	10.24
Total Return(2)%	7.94	7.13

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,981	2,764
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.18	1.16
Gross expenses prior to expense reimbursement(3)%	1.23	1.65
Net investment income after expense reimbursement(3)(4)%	1.31	1.22
Portfolio turnover rate %	34	47

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING MAGNACAP FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Year Ended May 31,
		2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$10.81	10.28	8.82	10.11	13.54
Income (loss) from investment operations:
Net investment income		$0.12	0.12	0.09	0.06	0.07
Net realized and unrealized gain (loss) on investments		$1.31	0.54	1.46	(1.32)	(1.53)
Total from investment operations		$1.43	0.66	1.55	(1.26)	(1.46)
Less distributions from:
Net investment income		$0.12	0.13	0.09	0.03	0.07
Net realized gain from investments		$—	—	—	—	1.90
Total distributions		$0.12	0.13	0.09	0.03	1.97
Net asset value, end of year		$12.12	10.81	10.28	8.82	10.11
Total Return(1)%		13.32	6.48	17.64	(12.46)	(10.96)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$317,309	293,793	311,087	156,902	211,602
Ratios to average net assets:
Net expenses after expense reimbursements(2)%		1.09	1.15	1.35	1.45	1.34
Gross expenses prior to expense reimbursements	%	1.19	—	—	—	—
Net investment income	%	1.03	1.12	1.10	0.73	0.59
Portfolio turnover rate	%	80	50	28	110	75

		Class B
		Year Ended May 31,
		2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$10.46	9.91	8.48	9.75	13.14
Income (loss) from investment operations:
Net investment income (loss)		$0.04	0.06	0.04	0.00 *	(0.02)
Net realized and unrealized gain (loss) on investments		$1.25	0.51	1.39	(1.27)	(1.47)
Total from investment operations		$1.29	0.57	1.43	(1.27)	(1.49)
Less distributions from:
Net investment income		$0.02	0.02	—	—	—
Net realized gain from investments		$—	—	—	—	1.90
Total distributions		$0.02	0.02	—	—	1.90
Net asset value, end of year		$11.73	10.46	9.91	8.48	9.75
Total Return(1)%		12.38	5.77	16.86	(13.03)	(11.61)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$29,186	36,962	52,812	50,677	79,685
Ratios to average net assets:
Expenses	%	1.89	1.85	2.05	2.15	2.04
Net investment income (loss)%		0.22	0.43	0.35	0.03	(0.11)
Portfolio turnover rate	%	80	50	28	110	75

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount represents less than $0.005 per share.

See Accompanying Notes to Financial Statements

ING MAGNACAP FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Year Ended May 31,
		2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$10.46	9.91	8.48	9.76	13.14
Income (loss) from investment operations:
Net investment income (loss)		$0.03	0.08	0.03	0.00 *	(0.01)
Net realized and unrealized gain (loss) on investments		$1.27	0.49	1.40	(1.28)	(1.47)
Total from investment operations		$1.30	0.57	1.43	(1.28)	(1.48)
Less distributions from:
Net investment income		$0.02	0.02	—	—	—
Net realized gain from investments		$—	—	—	—	1.90
Total distributions		$0.02	0.02	—	—	1.90
Net asset value, end of year		$11.74	10.46	9.91	8.48	9.76
Total Return(2)%		12.45	5.77	16.86	(13.11)	(11.53)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$6,657	6,490	11,502	8,291	9,693
Ratios to average net assets:
Expenses	%	1.89	1.85	2.05	2.15	2.04
Net investment income (loss)%		0.22	0.43	0.36	0.03	(0.11)
Portfolio turnover rate	%	80	50	28	110	75

	Class I
	Year Ended May 31,			March 5, 2003(1) to May 31,
	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$10.76	10.27	8.82	7.55
Income from investment operations:
Net investment income	$0.15	0.16	0.15	0.01
Net realized and unrealized gain on investments	$1.31	0.53	1.44	1.26
Total from investment operations	$1.46	0.69	1.59	1.27
Less distributions from:
Net investment income	$0.15	0.20	0.14	—
Total distributions	$0.15	0.20	0.14	—
Net asset value, end of period	$12.07	10.76	10.27	8.82
Total Return(2)%	13.65	6.79	18.26	16.82

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,713	2,454	8	7
Ratios to average net assets:
Expenses(3)%	0.82	0.80	0.88	0.92
Net investment income(3)%	1.28	1.47	1.55	2.06
Portfolio turnover rate %	80	50	28	110

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
*	Amount represents less than $0.005 per share.

See Accompanying Notes to Financial Statements

ING MAGNACAP FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class M
		Year Ended May 31,
		2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$10.73	10.16	8.68	9.96	13.36
Income (loss) from investment operations:
Net investment income		$0.07	0.09	0.08	0.03	0.02
Net realized and unrealized gain (loss) on investments		$1.29	0.52	1.41	(1.31)	(1.50)
Total from investment operations		$1.36	0.61	1.49	(1.28)	(1.48)
Less distributions from:
Net investment income		$0.06	0.04	0.01	—	0.02
Net realized gain from investments		$—	—	—	—	1.90
Total distributions		$0.06	0.04	0.01	—	1.92
Net asset value, end of year		$12.03	10.73	10.16	8.68	9.96
Total Return(1)%		12.73	6.01	17.13	(12.85)	(11.30)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$3,533	4,048	5,270	7,445	12,074
Ratios to average net assets:
Expenses	%	1.59	1.60	1.80	1.90	1.79
Net investment income	%	0.52	0.67	0.55	0.28	0.14
Portfolio turnover rate	%	80	50	28	110	75

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

See Accompanying Notes to Financial Statements

ING MIDCAP VALUE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,				February 1, 2002(1) to May 31
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$11.02	11.53	8.36	10.28	10.00
Income (loss) from investment operations:
Net investment income (loss)	$(0.07)**	(0.04)	(0.02)	0.00 *	0.00 *
Net realized and unrealized gain (loss) on investments	$0.78	0.41	3.19	(1.77)	0.28
Total from investment operations	$0.71	0.37	3.17	(1.77)	0.28
Less distributions from:
Net investment income	$—	—	—	0.04	—
Net realized gain from investments	$1.75	0.88	—	0.11	—
Total distributions	$1.75	0.88	—	0.15	—
Net asset value, end of period	$9.98	11.02	11.53	8.36	10.28
Total Return(2)%	7.35	3.13	37.92	(16.94)	2.80

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$43,356	71,136	58,631	15,026	25,325
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.63	1.63	1.75	1.75	1.61
Gross expenses prior to expense reimbursement/recoupment(3)%	1.63	1.53	1.62	2.17	3.05
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.67)	(0.35)	(0.18)	(0.10)	0.04
Portfolio turnover rate %	42	79	70	72	13

	Class B
	Year Ended May 31,				February 4, 2002(1) to May 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.81	11.41	8.34	10.27	9.87
Income (loss) from investment operations:
Net investment loss	$(0.15)**	(0.12)	(0.07)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.77	0.40	3.14	(1.75)	0.41
Total from investment operations	$0.62	0.28	3.07	(1.81)	0.40
Less distributions from:
Net investment income	$—	—	—	0.01	—
Net realized gain from investments	$1.75	0.88	—	0.11	—
Total distributions	$1.75	0.88	—	0.12	—
Net asset value, end of period	$9.68	10.81	11.41	8.34	10.27
Total Return(2)%	6.60	2.35	36.81	(17.40)	4.05

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$25,825	38,071	34,856	12,205	11,656
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.38	2.38	2.50	2.50	2.36
Gross expenses prior to expense reimbursement/recoupment(3)%	2.38	2.28	2.37	2.92	3.80
Net investment loss after expense reimbursement/recoupment(3)(4)%	(1.42)	(1.09)	(0.95)	(0.82)	(0.71)
Portfolio turnover rate %	42	79	70	72	13

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount represents less than $0.005 per share.
**	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MIDCAP VALUE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,				February 4, 2002(1) to May 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.81	11.40	8.34	10.26	9.87
Income (loss) from investment operations:
Net investment loss	$(0.15)*	(0.12)	(0.07)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.77	0.41	3.13	(1.75)	0.40
Total from investment operations	$0.62	0.29	3.06	(1.80)	0.39
Less distributions from:
Net investment income	$—	—	—	0.01	—
Net realized gain from investments	$1.75	0.88	—	0.11	—
Total distributions	$1.75	0.88	—	0.12	—
Net asset value, end of period	$9.68	10.81	11.40	8.34	10.26
Total Return(2)%	6.62	2.44	36.69	(17.32)	3.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$25,996	42,426	31,982	12,034	9,731
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.38	2.38	2.50	2.50	2.36
Gross expenses prior to expense reimbursement/recoupment(3)%	2.38	2.28	2.37	2.92	3.80
Net investment loss after expense reimbursement/recoupment(3)(4)%	(1.42)	(1.09)	(0.94)	(0.81)	(0.71)
Portfolio turnover rate %	42	79	70	72	13

	Class I
	Year Ended May 31,					March 4, 2002(1) to May 31,
	2006	2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$11.16	11.61	8.39		10.30	10.20
Income (loss) from investment operations:
Net investment income (loss)	$(0.05)	(0.01)	0.01	*	0.01	0.01
Net realized and unrealized gain (loss) on investments	$0.79	0.44	3.21		(1.74)	0.09
Total from investment operations	$0.74	0.43	3.22		(1.73)	0.10
Less distributions from:
Net investment income	$—	—	—		0.07	—
Net realized gain from investments	$1.75	0.88	—		0.11	—
Total distributions	$1.75	0.88	—		0.18	—
Net asset value, end of period	$10.15	11.16	11.61		8.39	10.30
Total Return(2)%	7.55	3.64	38.38		(16.35)	0.98

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,418	2,037	2,157		197	71
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.38	1.36	1.46		1.28	1.24
Gross expenses prior to expense reimbursement/recoupment(3)%	1.38	1.26	1.34		1.70	2.60
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.42)	(0.05)	0.22		0.46	0.38
Portfolio turnover rate %	42	79	70		72	133

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MIDCAP VALUE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended May 31,				April 17, 2002(1) to May 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$11.00	11.54	8.36	10.28	10.52
Income (loss) from investment operations:
Net investment income (loss)	$(0.07)	(0.07)	(0.02)**	0.00 *	0.00 *
Net realized and unrealized gain (loss) on investments	$0.78	0.41	3.20	(1.75)	(0.24)
Total from investment operations	$0.71	0.34	3.18	(1.75)	(0.24)
Less distributions from:
Net investment income	$—	—	—	0.06	—
Net realized gain from investments	$1.75	0.88	—	0.11	—
Total distributions	$1.75	0.88	—	0.17	—
Net asset value, end of period	$9.96	11.00	11.54	8.36	10.28
Total Return(2)%	7.37	2.85	38.04	(16.62)	(2.28)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15	20	20	14	11
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.61	1.63	1.67	1.54	1.52
Gross expenses prior to expense reimbursement/recoupment(3)%	1.61	1.53	1.54	1.96	2.28
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.63)	(0.65)	(0.16)	0.14	0.43
Portfolio turnover rate %	42	79	70	72	13

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount represents less than $0.005 per share.
**	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MIDCAP VALUE CHOICE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B
	Year Ended May 31, 2006		February 1, 2005(1) to May 31, 2005	Year Ended May 31, 2006		February 1, 2005(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.97		10.00	9.95		10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.10	**	0.00 *	0.00	**	(0.01)
Net realized and unrealized income (loss) on investments	$3.51		(0.03)	3.52		(0.04)
Total from investment operations	$3.61		(0.03)	3.52		(0.05)
Less distributions from:
Net investment income	$0.04		—	0.01		—
Net realized gain from investments	$0.11		—	0.11		—
Total distributions	$0.15		—	0.12		—
Net asset value, end of period	$13.43		9.97	13.35		9.95
Total Return(2)%	36.48		(0.30)	35.54		(0.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$39,931		3,598	6,538		1,107
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.50		1.50	2.25		2.25
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.51		1.50	2.26		2.25
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.86		4.95	2.61		5.70
Net investment income (loss) after expense reimbursement(3)(4)%	0.84		0.23	0.05		(0.48)
Portfolio turnover rate %	27		10	27		10

	Class C				Class I
	Year Ended May 31, 2006		February 7, 2005(1) to May 31, 2005		September 16, 2005(1) to May 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.94		9.94		11.18
Income (loss) from investment operations:
Net investment income (loss)	$0.01	**	(0.00	)*	0.14 **
Net realized and unrealized income on investments	$3.51		0.00	*	2.28
Total from investment operations	$3.52		0.00	*	2.42
Less distributions from:
Net investment income	$0.01		—		0.06
Net realized gain from investments	$0.11		—		0.11
Total distributions	$0.12		—		0.17
Net asset value, end of period	$13.34		9.94		13.43
Total Return(2)%	35.62		0.00	*	21.87

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$21,549		2,012		6
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.25		2.25		1.61
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.26		5.70		1.63
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.61		5.70		2.11
Net investment income (loss) after expense reimbursement(3)(4)%	0.05		(0.42)		1.58
Portfolio turnover rate %	27		10		27

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount is less than $0.005 or $(0.005) per share or 0.005%.
**	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,				February 1, 2002(1) to May 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.89	13.53	9.44	10.62	10.00
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.02)	(0.05)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.78	0.27	4.88	(1.00)	0.63
Total from investment operations	$0.75	0.25	4.83	(1.05)	0.62
Less distributions from:
Net investment income	$—	—	—	0.04	—
Net realized gain from investments	$3.18	0.89	0.74	0.09	—
Return of capital	$0.02	—	—	—	—
Total distributions	$3.20	0.89	0.74	0.13	—
Net asset value, end of period	$10.44	12.89	13.53	9.44	10.62
Total Return(2)%	6.51	1.67	52.83	(9.83)	6.20

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$33,543	79,748	45,609	12,280	18,435
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.62	1.66	1.75	1.75	1.62
Gross expenses prior to expense reimbursement(3)%	1.62	1.53	1.66	2.17	3.65
Net investment loss after expense reimbursement/recoupment(3)(4)%	(0.14)	(0.20)	(0.67)	(0.54)	(0.39)
Portfolio turnover rate %	28	76	57	54	12

	Class B
	Year Ended May 31,				February 4, 2002(1) to May 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.61	13.36	9.39	10.60	9.85
Income (loss) from investment operations:
Net investment loss	$(0.12)	(0.12)	(0.13)	(0.11)	(0.02)
Net realized and unrealized gain (loss) on investments	$0.77	0.26	4.84	(1.01)	0.77
Total from investment operations	$0.65	0.14	4.71	(1.12)	0.75
Less distributions from:
Net realized gain from investments	$3.18	0.89	0.74	0.09	—
Return of capital	$0.02	—	—	—	—
Total distributions	$3.20	0.89	0.74	0.09	—
Net asset value, end of period	$10.06	12.61	13.36	9.39	10.60
Total Return(2)%	5.79	0.84	51.80	(10.53)	7.61

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,953	24,540	19,815	8,233	7,889
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.37	2.41	2.50	2.50	2.37
Gross expenses prior to expense reimbursement(3)%	2.37	2.28	2.41	2.92	4.40
Net investment loss after expense reimbursement/recoupment(3)(4)%	(0.89)	(0.97)	(1.37)	(1.29)	(1.14)
Portfolio turnover rate %	28	76	57	54	12

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,				February 7, 2002(1) to May 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.60	13.35	9.38	10.60	9.76
Income (loss) from investment operations:
Net investment loss	$(0.11)**	(0.11)	(0.12)	(0.10)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.76	0.25	4.83	(1.02)	0.85
Total from investment operations	$0.65	0.14	4.71	(1.12)	0.84
Less distributions from:
Net investment income	$—	—	—	0.01	—
Net realized gain from investments	$3.18	0.89	0.74	0.09	—
Return of capital	$0.02	—	—	—	—
Total distributions	$3.20	0.89	0.74	0.10	—
Net asset value, end of period	$10.05	12.60	13.35	9.38	10.60
Total Return(2)%	5.82	0.84	51.86	(10.55)	8.61

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$20,802	42,276	28,906	11,241	8,468
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.37	2.41	2.50	2.50	2.37
Gross expenses prior to expense reimbursement(3)%	2.37	2.28	2.41	2.92	4.40
Net investment loss after expense reimbursement/recoupment(3)(4)%	(0.89)	(0.96)	(1.35)	(1.28)	(1.14)
Portfolio turnover rate %	28	76	57	54	12

	Class I
	Year Ended May 31,					March 7, 2002(1) to May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.99		13.60	9.44	10.63	10.32
Income (loss) from investment operations:
Net investment income (loss)	$0.01	**	0.01	(0.04)	(0.05)	0.00 *
Net realized and unrealized gain (loss) on investments	$0.79		0.27	4.94	(0.97)	0.31
Total from investment operations	$0.80		0.28	4.90	(1.02)	0.31
Less distributions from:
Net investment income	$—		—	—	0.08	—
Net realized gain from investments	$3.18		0.89	0.74	0.09	—
Return of capital	$0.02		—	—	—	—
Total distributions	$3.20		0.89	0.74	0.17	—
Net asset value, end of period	$10.59		12.99	13.60	9.44	10.63
Total Return(2)%	6.89		1.89	53.60	(9.49)	3.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$64		456	481	222	26
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.37		1.35	1.43	1.32	1.23
Gross expenses prior to expense reimbursement/recoupment(3)%	1.37		1.22	1.35	1.73	2.78
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	0.10		0.08	(0.37)	(0.13)	0.17
Portfolio turnover rate %	28		76	57	54	12

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount represents less than $0.005 per share.
**	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended May 31,				April 30, 2002(1) to May 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$13.07	13.71	9.53	10.63	11.01
Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	(0.02)	(0.01)	0.33	0.00 *
Net realized and unrealized gain (loss) on investments	$0.80	0.27	4.93	(1.34)	(0.38)
Total from investment operations	$0.78	0.25	4.92	(1.01)	(0.38)
Less distributions from:
Net realized gain from investments	$3.18	0.89	0.74	0.09	—
Return of capital	$0.02	—	—	—	—
Total distributions	$3.20	0.89	0.74	0.09	—
Net asset value, end of period	$10.65	13.07	13.71	9.53	10.63
Total Return(2)%	6.69	1.65	53.29	(9.47)	(3.45)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$36	64	58	1	8
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.62	1.60	1.52	1.35	1.42
Gross expenses prior to expense reimbursement/recoupment(3)%	1.62	1.47	1.52	1.73	2.42
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.13)	(0.16)	(1.03)	(0.32)	0.00
Portfolio turnover rate %	28	76	57	54	12

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount represents less than $0.005 per share.

See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE CHOICE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B
	Year Ended May 31, 2006		February 1, 2005(1) to May 31, 2005	Year Ended May 31, 2006	February 1, 2005(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.57		10.00	9.55	10.00
Income (loss) from investment operations:
Net investment loss	$(0.00	)***	(0.00)*	(0.08)	(0.01)
Net realized and unrealized gain (loss) on investments	$3.04		(0.43)	3.02	(0.44)
Total from investment operations	$3.04		(0.43)	2.94	(0.45)
Less distributions from:
Net investment income	$0.05		—	(0.00)*	—
Net realized gain from investments	$0.08		—	0.08	—
Total distributions	$0.13		—	0.08	—
Net asset value, end of period	$12.48		9.57	12.41	9.55
Total Return(2)%	31.90		(4.30)	30.91	(4.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$21,127		3,976	2,187	591
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.50		1.50	2.25	2.25
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.54		1.50	2.29	2.25
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.14		4.73	2.87	5.48
Net investment loss after expense reimbursement(3)(4)%	(0.01)		(0.18)	(0.75)	(0.93)
Portfolio turnover rate %	36		14	36	14

	Class C		Class I
	Year Ended May 31, 2006	February 2, 2005(1) to May 31, 2005	June 9, 2005(1) to May 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.56	10.05	9.80
Income (loss) from investment operations:
Net investment income (loss)	$(0.08)	(0.01)	0.05 **
Net realized and unrealized gain (loss) on investments	$3.03	(0.48)	2.80
Total from investment operations	$2.95	(0.49)	2.65
Less distributions from:
Net investment income	$0.01	—	0.07
Net realized gain from investments	$0.08	—	0.08
Total distributions	$0.09	—	0.15
Net asset value, end of period	$12.42	9.56	12.50
Total Return(2)%	30.97	(4.88)	29.26

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,803	1,517	3,333
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.25	2.25	1.11
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.29	2.25	1.15
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.87	5.48	1.75
Net investment income (loss) after expense reimbursement(3)(4)%	(0.75)	(0.91)	0.42
Portfolio turnover rate %	36	14	36

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount is less than $0.005 per share.
**	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006

NOTE 1 — ORGANIZATION

Organization. The ING Funds contained within this book are part of either ING Equity Trust (“IET”) or ING Investment Funds, Inc. (“IIF”) both of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IET is a Massachusetts business trust organized on June 12, 1998 with twenty-eight separate series. Fourteen of which are discussed in this report: ING Convertible Fund (“Convertible”), ING Real Estate Fund (“Real Estate”), ING Disciplined LargeCap Fund (“Disciplined LargeCap”), ING Fundamental Research Fund (“Fundamental Research”), ING LargeCap Growth Fund (“LargeCap Growth”), ING MidCap Opportunities Fund (“MidCap Opportunities”), ING Opportunistic LargeCap Fund (“Opportunistic LargeCap”), ING SmallCap Opportunities Fund (“SmallCap Opportunities”), ING Financial Services Fund (“Financial Services”), ING LargeCap Value Fund (“LargeCap Value”), ING MidCap Value Fund (“MidCap Value”), ING MidCap Value Choice Fund (“MidCap Value Choice”), ING SmallCap Value Fund (“SmallCap Value”) and ING SmallCap Value Choice Fund (“SmallCap Value Choice”). IIF is a Maryland Corporation organized on July 7, 1969 with one Portfolio, ING MagnaCap Fund (“MagnaCap”), collectively (the “Funds”).

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class O and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally results from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors/Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trust (REITs). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.             Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. government securities.

D.                 Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.                   Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

Annually

Disciplined LargeCap

Fundamental Research

LargeCap Growth

MidCap Opportunities

Opportunistic LargeCap

SmallCap Opportunities

Financial Services

LargeCap Value

MidCap Value

MidCap Value Choice

SmallCap Value

SmallCap Value Choice

Semi-Annually

MagnaCap

Quarterly

Convertible

Real Estate

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.                   Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G.                  Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H.                 Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.                      Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J.                     Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.                 Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a period of twelve months.

L.                   Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

M.              Delayed Delivery Transactions. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

with the Funds’ custodian sufficient to cover the purchase price.

N.                 Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis, the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2006, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Convertible	$65,144,300	$106,959,845
Real Estate	152,040,805	133,012,909
Disciplined LargeCap	73,864,469	84,371,698
Fundamental Research	7,600,160	2,732,530
LargeCap Growth	301,193,538	332,503,655
MidCap Opportunities	364,434,778	476,165,382
Opportunistic LargeCap	7,505,614	2,566,532
SmallCap Opportunities	157,555,336	224,070,186
Financial Services	76,068,195	109,515,751
LargeCap Value	20,711,510	16,259,713
MagnaCap	281,292,201	313,040,309
MidCap Value	52,123,533	115,468,086
MidCap Value Choice	53,537,460	8,034,919
SmallCap Value	31,388,552	110,257,386
SmallCap Value Choice	28,660,198	5,934,135

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into Investment Management Agreements with ING Investments, LLC (the “Investment Manager”). The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percent of Average Net Assets
Convertible	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
Real Estate	0.70%
Disciplined LargeCap	0.70%
Fundamental Research	0.70% on first $500 million; 0.65% on next $500 million; and 0.60% thereafter
LargeCap Growth	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
MidCap Opportunities	1.00% on first $500 million; and 0.90% thereafter
Opportunistic LargeCap	0.70% on first $500 million; 0.65% on next $500 million; and 0.60% thereafter
SmallCap Opportunities	1.00% on first $100 million; 0.90% on next $150 million; 0.80% on next $250 million; and 0.75% in excess of $500 million
Financial Services	1.00% on first $30 million; 0.75% on next $95 million; and 0.70% in excess of $125 million
LargeCap Value	0.90% on first $50 million; 0.85% on next $450 million; and 0.80% thereafter
MagnaCap	1.00% on first $30 million; 0.75% on next $220 million; 0.625% on next $200 million; and 0.50% in excess of $450 million
MidCap Value	1.00% on first $50 million; and 0.90% thereafter
MidCap Value Choice	1.00%
SmallCap Value	1.00% on first $50 million; and 0.90% thereafter
SmallCap Value Choice	1.00%

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as Sub-Adviser to the Convertible, Disciplined LargeCap, Fundamental Research, MidCap Opportunities, Opportunistic LargeCap, SmallCap Opportunities, Financial Services and MagnaCap Funds pursuant to Sub-Advisory Agreements between the Investment Manager and ING IM.

ING Clarion Real Estate Securities L.P. (“ING CRES”), a registered investment adviser, is the Sub-Adviser to the Real Estate Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and ING CRES.

Brandes Investment Partners, L.P. (“Brandes”), a registered investment adviser, serves as Sub-Adviser to the LargeCap Value, MidCap Value and SmallCap Value Funds pursuant to a Sub-Advisory Agreement between the Investment Manager and Brandes.

Wellington Management Company, LLP (“Wellington Management”), a registered investment adviser, serves as the Sub-Adviser to the LargeCap Growth Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and Wellington Management.

NWQ Investment Management Company, LLC (“NWQ”), a registered investment adviser, serves as a Sub-Adviser to the SmallCap Value Choice Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and NWQ.

Tradewinds NWQ Global Advisors, LLC (“Tradewinds”), a registered investment adviser, serves as Sub-Adviser to the MidCap Value Choice Fund, pursuant to a Sub-Advisory Agreement between the Investment Manager and Tradewinds.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund except Financial Services and MagnaCap. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Funds’ average daily net assets.

Financial Services and MagnaCap have entered into Shareholder Service Agreements with IFS whereby IFS will act as Shareholder Service Agent for the Funds. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services.

Disciplined LargeCap, MidCap Opportunities and SmallCap Opportunities also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

The Investment Manager, ING IM, ING CRES, IFS and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor”) is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Classes B and C	Class M	Class O	Class Q
Convertible(1)	0.35%	1.00%	N/A	N/A	0.25%
Real Estate	0.25%	1.00%	N/A	0.25%	N/A
Disciplined LargeCap(1)	0.30%	1.00%	N/A	N/A	N/A
Fundamental Research	0.25%	1.00%	N/A	N/A	N/A
LargeCap Growth	0.35%	1.00%	N/A	N/A	0.25%
MidCap Opportunities(1)	0.30%	1.00%	N/A	N/A	0.25%
Opportunistic LargeCap	0.25%	1.00%	N/A	N/A	N/A
SmallCap Opportunities(1)	0.30%	1.00%	N/A	N/A	0.25%
Financial Services(1)	0.35%	1.00%	N/A	0.25%	N/A
LargeCap Value	0.25%	1.00%	N/A	N/A	N/A
MagnaCap(2)	0.30%	1.00%	0.75%	N/A	N/A
MidCap Value	0.25%	1.00%	N/A	N/A	0.25%
MidCap Value Choice	0.25%	1.00%	N/A	N/A	N/A
SmallCap Value	0.25%	1.00%	N/A	N/A	0.25%
SmallCap Value Choice	0.25%	1.00%	N/A	N/A	N/A

(1)     ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Financial Services. Effective January 1, 2005, ING Funds Distributor, LLC has also contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of Disciplined LargeCap, MidCap Opportunities and SmallCap Opportunities and 0.10% of the Distribution Fee for Class A shares of Convertible. The fee waiver is for the period beginning January 1, 2005 through December 31, 2006.

(2)     MagnaCap Class A paid only 0.19% in Distribution Fees under its 12b-1 reimbursement plan.

Presently, the Funds’ class-specific expenses include certain transfer agent fees and distribution fees incurred in connection with Class A, Class B, and Class C shares and service fees in connection with Class B, Class C and Class M shares. For the year ended May 31, 2006, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class B Shares	Class C Shares	Class M Shares
Convertible	$4,412	N/A	N/A	N/A
Real Estate	8,678	N/A	N/A	N/A
Disciplined LargeCap	1,015	N/A	N/A	N/A
Fundamental Research	207	N/A	N/A	N/A
LargeCap Growth	35,479	N/A	N/A	N/A
MidCap Opportunities	8,926	N/A	N/A	N/A
Opportunistic LargeCap	—	N/A	N/A	N/A
SmallCap Opportunities	3,004	N/A	N/A	N/A
Financial Services	12,701	N/A	N/A	N/A
LargeCap Value	11,585	N/A	N/A	N/A
MagnaCap	7,698	N/A	N/A	$82
MidCap Value	66	N/A	N/A	N/A
MidCap Value Choice	29,337	N/A	N/A	N/A
SmallCap Value	611	N/A	N/A	N/A
SmallCap Value Choice	15,368	N/A	N/A	N/A

Contingent Deferred Sales Charges:	Class A Shares	Class B Shares	Class C Shares	Class M Shares
Convertible	$1,536	N/A	$1,303	N/A
Real Estate	—	N/A	236	N/A
Disciplined LargeCap	—	N/A	165	N/A
Fundamental Research	—	N/A	—	N/A
LargeCap Growth	16,631	N/A	8,299	N/A
MidCap Opportunities	110	N/A	1,620	N/A
Opportunistic LargeCap	—	N/A	—	N/A
SmallCap Opportunities	94	N/A	618	N/A

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Contingent Deferred Sales Charges:	Class A Shares	Class B Shares	Class C Shares	Class M Shares
Financial Services	20	N/A	7	N/A
LargeCap Value	1,264	N/A	2,886	N/A
MagnaCap	—	N/A	322	N/A
MidCap Value	2,919	N/A	2,416	N/A
MidCap Value Choice	—	N/A	3,826	N/A
SmallCap Value	12,293	N/A	9,477	N/A
SmallCap Value Choice	—	N/A	2,743	N/A

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Manager may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At May 31, 2006, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
Convertible	$89,527	$11,937	$86,113	$187,577
Real Estate	172,162	24,594	35,472	232,228
Disciplined LargeCap	23,499	3,357	30,345	57,201
Fundamental Research	3,174	453	1,200	4,827
LargeCap Growth	206,058	25,614	141,857	373,529
MidCap Opportunities	293,468	29,346	205,341	528,155
Opportunistic LargeCap	3,101	443	1,136	4,680
SmallCap Opportunities	137,899	14,378	81,846	234,123
Financial Services	188,216	—	106,156	294,372
LargeCap Value	39,294	4,373	22,551	66,218
MagnaCap	229,275	—	89,357	318,632
MidCap Value	80,103	8,428	54,739	143,270
MidCap Value Choice	60,097	5,706	31,213	97,016
SmallCap Value	61,004	6,306	40,360	107,670
SmallCap Value Choice	44,178	2,764	11,912	58,854

At May 31, 2006, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Life Insurance and Annuity Company — Real Estate (28.8%); Fundamental Research (97.0%); and Opportunistic LargeCap (98.9%).

ING National Trust — Real Estate (11.9%); and LargeCap Growth (22.5%).

Saxon & Co. — Real Estate (5.8%).

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2006, the Funds had following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Custody Fees
Fundamental Research	$1,325

Accrued Transfer Agent Fees
Financial Services	$57,695
Fundamental Research	1,889
LargeCap Value	12,137

Accrued Registration Fees
Fundamental Research	$1,043

Accrued Offering Fees
Fundamental Research	$5,553
Opportunistic LargeCap	3,593

NOTE 8 — EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class Q
Convertible(1)(2)	1.60%	2.25%	2.25%	N/A	N/A	1.50%
Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	N/A
Fundamental Research	1.25%	2.00%	2.00%	N/A	N/A	N/A
LargeCap Growth	1.45%	2.10%	2.10%	1.10%	N/A	1.35%
MidCap Opportunities(1)(2)	1.75%	2.45%	2.45%	1.45%	N/A	1.60%
Opportunistic LargeCap	1.25%	2.00%	2.00%	N/A	N/A	N/A
LargeCap Value	1.45%	2.20%	2.20%	1.20%	N/A	N/A
MidCap Value	1.75%	2.50%	2.50%	1.50%	N/A	1.75%
MidCap Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	N/A
SmallCap Value	1.75%	2.50%	2.50%	1.50%	N/A	1.75%
SmallCap Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	N/A

(1)               Effective January 1, 2006, pursuant to a side agreement, ING Investments has lowered the expense limits for Convertible, Disciplined LargeCap, MidCap Opportunities and SmallCap Opportunities through at least December 31, 2006. The expense limits for the Funds are as follows:

	Class A	Class B	Class C	Class I	Class Q
Convertible	1.27%	2.02%	2.02%	N/A	1.27%
Disciplined LargeCap	1.36%	2.11%	2.11%	1.11%	N/A
MidCap Opportunities	1.25%	2.00%	2.00%	1.00%	1.25%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%

If, after December 31, 2006, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. For Disciplined LargeCap and SmallCap Opportunities, the Funds will no longer have an expense limitation. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(2)               Effective January 1, 2005 through December 31, 2005, pursuant to a side agreement, ING Investments lowered the expense limits for Convertible, Disciplined Large Cap, MidCap Opportunities and SmallCap opportunities, as follows:

	Class A	Class B	Class C	Class I	Class Q
Convertible	1.33%	2.08%	2.08%	N/A	1.33%
Disciplined Large Cap	1.36%	2.11%	2.11%	1.11%	N/A
MidCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS (continued)

The Investment Manager may at a later date recoup from a Fund management fees waived and certain other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Some of the fees waived are not eligible for recoupment. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2006, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	May 31,
	2007	2008	2009	Total
Fundamental Research	$—	$—	$54,329	$54,329
Disciplined LargeCap	—	—	40,950	40,950
LargeCap Growth	396,069	—	—	396,069
MidCap Opportunities	240,276	—	—	240,276
Opportunistic LargeCap	—	—	54,209	54,209
SmallCap Opportunities	—	—	597,409	597,409
LargeCap Value	48,986	149,528	25,366	223,880
MidCap Value Choice	—	35,470	113,048	148,518
SmallCap Value Choice	—	31,995	105,501	137,496

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The following Funds utilized the line of credit during the year ended May 31, 2006:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Convertible	95	$1,282,632	4.57%
Real Estate	4	6,672,500	4.97%
LargeCap Growth	2	1,040,000	5.52%
MidCap Opportunities	6	836,667	3.89%
SmallCap Opportunities	4	3,790,000	4.78%
Financial Services	3	2,080,000	4.73%
MagnaCap	4	665,000	4.50%
MidCap Value	33	898,485	4.74%
SmallCap Value	61	1,160,279	4.58%

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Convertible (Number of Shares)
Shares sold	586,508	746,464	69,383	242,746
Dividends reinvested	58,630	62,283	28,485	35,628
Shares redeemed	(1,160,906)	(1,288,902)	(955,637)	(1,421,080)
Net decrease in shares outstanding	(515,768)	(480,155)	(857,769)	(1,142,706)

Convertible ($)
Shares sold	$10,998,052	$13,563,145	$1,440,956	$4,839,782
Dividends reinvested	1,091,683	1,132,422	586,678	713,078
Shares redeemed	(21,755,507)	(23,291,225)	(19,707,169)	(28,289,877)
Net decrease	$(9,665,772)	$(8,595,658)	$(17,679,535)	$(22,737,017)

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class C		Class Q
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Convertible (Number of Shares)
Shares sold	76,852	187,780	39,319	13,451
Dividends reinvested	28,585	32,760	3,607	4,064
Shares redeemed	(780,858)	(926,660)	(51,810)	(64,616)
Net decrease in shares outstanding	(675,421)	(706,120)	(8,884)	(47,101)

Convertible ($)
Shares sold	$1,467,082	$3,495,036	$727,989	$242,612
Dividends reinvested	547,295	610,790	65,087	71,630
Shares redeemed	(14,976,261)	(17,172,719)	(946,870)	(1,128,439)
Net decrease	$(12,961,884)	$(13,066,893)	$(153,794)	$(814,197)

	Class A		Class B		Class C
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Real Estate (Number of Shares)
Shares sold	2,875,437	2,672,995	126,848	120,324	76,070	79,409
Dividends reinvested	529,472	240,016	23,838	16,271	13,589	17,279
Shares redeemed	(1,039,591)	(312,442)	(79,077)	(57,761)	(83,667)	(125,197)
Net increase (decrease) in shares outstanding	2,365,318	2,600,569	71,609	78,834	5,992	(28,509)

Real Estate ($)
Shares sold	$46,599,231	$37,474,130	$2,047,010	$1,684,252	$1,300,645	$1,123,254
Dividends reinvested	8,265,193	3,364,258	372,014	228,441	218,707	248,472
Shares redeemed	(16,705,118)	(4,373,486)	(1,283,419)	(814,232)	(1,400,270)	(1,817,293)
Net increase (decrease)	$38,159,306	$36,464,902	$1,135,605	$1,098,461	$119,082	$(445,567)

	Class I		Class O
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	September 15, 2004(1) to May 31, 2005
Real Estate (Number of Shares)
Shares sold	2,306,972	1,805,989	1,642,568	1,203,117
Dividends reinvested	767,164	813,054	114,187	23,737
Shares redeemed	(4,127,596)	(4,501,141)	(836,522)	(395,985)
Shares redeemed in-kind	—	(855,950)	—	—
Net increase (decrease) in shares outstanding	(1,053,460)	(2,738,048)	920,233	830,869

Real Estate ($)
Shares sold	$38,620,833	$26,036,921	$26,741,162	$17,120,666
Dividends reinvested	12,555,053	11,863,991	1,782,741	334,216
Shares redeemed	(68,813,973)	(65,604,769)	(13,440,715)	(5,586,094)
Shares redeemed in-kind	—	(12,899,167)	—	—
Net increase (decrease)	$(17,638,087)	$(40,603,024)	$15,083,188	$11,868,788

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Disciplined LargeCap (Number of Shares)
Shares sold	126,622	132,532	258,014	350,257
Dividends reinvested	1,407	—	—	—
Shares redeemed	(180,288)	(205,782)	(916,501)	(1,123,860)
Net decrease in shares outstanding	(52,259)	(73,250)	(658,487)	(773,603)

Disciplined LargeCap ($)
Shares sold	$1,291,168	1,257,808	$2,515,392	3,245,746
Dividends reinvested	14,496	—	—	—
Shares redeemed	(1,835,392)	(1,896,654)	(8,889,697)	(9,952,538)
Net decrease	$(529,728)	$(638,846)	$(6,374,305)	$(6,706,792)

	Class C		Class I*
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Disciplined LargeCap (Number of Shares)
Shares sold	41,656	39,185	—	—
Shares redeemed	(393,833)	(517,740)	(3)	(2,532,245)
Net decrease in shares outstanding	(352,177)	(478,555)	(3)	(2,532,245)

Disciplined LargeCap ($)
Shares sold	$404,988	409,223	$—	$—
Shares redeemed	(3,846,320)	(4,590,599)	(27)	(23,146,344)
Net decrease	$(3,441,332)	$(4,181,376)	$(27)	$(23,146,344)

	Class A	Class B	Class C
	December 28, 2005(1) to May 31, 2006	February 6, 2005(1) to May 31, 2006	April 17, 2005(1) to May 31, 2006
Fundamental Research (Number of Shares)
Shares sold	506,018	2,430	7,588
Shares redeemed	(462)	—	—
Net increase in shares outstanding	505,556	2,430	7,588

Fundamental Research ($)
Shares sold	$5,061,622	$24,839	$79,510
Shares redeemed	(4,855)	—	—
Net increase	$5,056,767	$24,839	$79,510

(1)          Commencement of operations.

*                 During the fiscal year ended May 31, 2006, there was a full redemption of Class I shares.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
LargeCap Growth (Number of Shares)
Shares sold	1,327,040	3,644,997	484,520	1,124,070	453,259	958,053
Dividends reinvested	—	146,396	—	111,849	—	49,054
Shares redeemed	(2,435,369)	(3,636,558)	(1,986,634)	(1,920,175)	(1,076,747)	(1,057,805)
Net increase (decrease) in shares outstanding	(1,108,329)	154,835	(1,502,114)	(684,256)	(623,488)	(50,698)

LargeCap Growth ($)
Shares sold	$25,113,421	$63,972,065	$8,879,172	$19,164,793	$8,273,495	$16,165,467
Dividends reinvested	—	2,601,451	—	1,933,935	—	845,684
Shares redeemed	(46,082,519)	(63,093,074)	(36,333,053)	(32,423,831)	(19,684,677)	(17,832,172)
Net increase (decrease)	$(20,969,098)	$3,480,442	$(27,453,881)	$(11,325,103)	$(11,411,182)	$(821,021)

	Class I		Class Q
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
LargeCap Growth (Number of Shares)
Shares sold	1,902,655	431,875	11,078	47,315
Dividends reinvested	—	66,417	—	7,030
Shares redeemed	(578,511)	(348,951)	(67,254)	(268,176)
Net increase (decrease) in shares outstanding	1,324,144	149,341	(56,176)	(213,831)

LargeCap Growth ($)
Shares sold	$37,746,164	$7,799,272	$209,160	$854,019
Dividends reinvested	—	1,216,755	—	128,161
Shares redeemed	(11,583,527)	(6,288,069)	(1,303,983)	(4,787,745)
Net increase (decrease)	$26,162,637	$2,727,958	$(1,094,823)	$(3,805,565)

	Class A		Class B		Class C
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
MidCap Opportunities (Number of Shares)
Shares sold	1,481,144	1,653,655	236,873	330,659	107,712	142,087
Shares redeemed	(2,507,765)	(3,589,399)	(3,946,282)	(5,628,788)	(2,000,599)	(3,341,815)
Net decrease in shares outstanding	(1,026,621)	(1,935,744)	(3,709,409)	(5,298,129)	(1,892,887)	(3,199,728)

MidCap Opportunities ($)
Shares sold	$21,483,242	$20,443,482	$3,332,518	$3,927,636	$1,499,594	$1,663,378
Shares redeemed	(36,384,965)	(44,171,966)	(54,239,246)	(66,452,972)	(27,369,385)	(39,158,419)
Net decrease	$(14,901,723)	$(23,728,484)	$(50,906,728)	$(62,525,336)	$(25,869,791)	$(37,495,041)

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class Q
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
MidCap Opportunities (Number of Shares)
Shares sold	57,290	100,583	1,762	4,452
Shares redeemed	(66,102)	(87,970)	(50,497)	(45,376)
Net increase (decrease) in shares outstanding	(8,812)	12,613	(48,735)	(40,924)

MidCap Opportunities ($)
Shares sold	$868,307	$1,283,850	$25,786	$54,226
Shares redeemed	(1,012,855)	(1,137,696)	(721,437)	(550,288)
Net increase (decrease)	$(144,548)	$146,154	$(695,651)	$(496,062)

	Class A	Class B	Class C
	December 28, 2005(1) to May 31, 2006	April 5, 2006(1) to May 31, 2006	April 27, 2006(1) to May 31, 2006
Opportunistic LargeCap (Number of Shares)
Shares sold	500,961	3,462	1,015
Net increase in shares outstanding	500,961	3,462	1,015

Opportunistic LargeCap ($)
Shares sold	$5,010,020	$36,494	$10,640
Net increase	$5,010,020	$36,494	$10,640

	Class A		Class B		Class C
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
SmallCap Opportunities (Number of Shares)
Shares sold	839,289	1,150,994	61,586	73,681	67,942	38,128
Shares redeemed	(1,632,957)	(2,002,230)	(875,233)	(1,847,128)	(548,247)	(836,216)
Net decrease in shares outstanding	(793,668)	(851,236)	(813,647)	(1,773,447)	(480,305)	(798,088)

SmallCap Opportunities ($)
Shares sold	$23,105,401	$26,511,083	$1,593,581	$1,560,259	$1,699,261	$797,289
Shares redeemed	(44,909,311)	(46,131,710)	(21,758,557)	(39,147,390)	(13,653,058)	(17,817,574)
Net decrease	$(21,803,910)	$(19,620,627)	$(20,164,976)	$(37,587,131)	$(11,953,797)	$(17,020,285)

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class Q
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
SmallCap Opportunities (Number of Shares)
Shares sold	106,241	163,102	114	—
Shares redeemed	(554,865)	(129,421)	(3,708)	(10,556)
Net increase (decrease) in shares outstanding	(448,624)	33,681	(3,594)	(10,556)

SmallCap Opportunities ($)
Shares sold	$2,906,925	$3,862,236	$2,838	$—
Shares redeemed	(15,427,027)	(3,055,561)	(104,463)	(240,386)
Net increase (decrease)	$(12,520,102)	$806,675	$(101,625)	$(240,386)

	Class A		Class B
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Financial Services (Number of Shares)
Shares sold	1,961,853	514,108	181,408	228,680
Dividends reinvested	541,022	416,934	292,888	281,714
Shares redeemed	(1,461,651)	(1,480,948)	(2,573,322)	(1,467,544)
Net increase (decrease) in shares outstanding	1,041,224	(549,906)	(2,099,026)	(957,150)

Financial Services ($)
Shares sold	$46,128,839	$11,387,499	$4,148,782	$5,006,599
Dividends reinvested	12,344,913	9,134,542	6,601,698	6,101,924
Shares redeemed	(34,102,203)	(32,816,840)	(59,363,972)	(32,066,404)
Net increase (decrease)	$24,371,549	$(12,294,799)	$(48,613,492)	$(20,957,881)

	Class C		Class O
	Year Ended May 31, 2006	August 24, 2004(1) to May 31, 2005	Year Ended May 31, 2006	September 15, 2004(1) to May 31, 2005
Financial Services (Number of Shares)
Shares sold	59,345	597	405,456	216,201
Dividends reinvested	771	8	21,511	2,154
Shares redeemed	(2,510)	—	(174,554)	(53,241)
Net increase in shares outstanding	57,606	605	252,413	165,114

Financial Services ($)
Shares sold	$1,366,554	$13,100	$9,462,094	$4,817,642
Dividends reinvested	17,119	182	489,216	47,107
Shares redeemed	(58,484)	—	(4,052,637)	(1,177,369)
Net increase	$1,325,189	$13,282	$5,898,673	$3,687,380

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
LargeCap Value (Number of Shares)
Shares sold	1,499,753	1,928,832	181,524	680,221
Dividends reinvested	105,458	16,396	39,675	5,318
Shares redeemed	(868,471)	(277,874)	(305,974)	(125,461)
Net increase (decrease) in shares outstanding	736,740	1,667,354	(84,775)	560,078

LargeCap Value ($)
Shares sold	$15,356,145	$19,233,492	$1,875,799	$6,741,511
Dividends reinvested	1,025,750	169,247	384,809	54,681
Shares redeemed	(8,812,594)	(2,791,261)	(3,103,224)	(1,256,388)
Net increase (decrease)	$7,569,301	$16,611,478	$(842,616)	$5,539,804

	Class C		Class I
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	August 2, 2004(1) to May 31, 2005
LargeCap Value (Number of Shares)
Shares sold	331,556	824,172	263	269,470
Dividends reinvested	53,355	6,765	19,188	472
Shares redeemed	(372,445)	(108,362)	(388)	—
Net increase in shares outstanding	12,466	722,575	19,063	269,942

LargeCap Value ($)
Shares sold	$3,410,728	$8,149,480	$3,450	$2,620,312
Dividends reinvested	516,859	69,674	186,503	5,023
Shares redeemed	(3,781,589)	(1,073,378)	(3,778)	—
Net increase	$145,998	$7,145,776	$186,175	$2,625,335

	Class A		Class B		Class C
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
MagnaCap (Number of Shares)
Shares sold	1,105,157	1,657,369	147,873	226,531	42,365	64,507
Shares issued in a merger	2,217,193	—	370,650	—	66,493	—
Dividends reinvested	248,548	320,325	4,892	7,431	933	1,938
Shares redeemed	(4,574,625)	(5,070,229)	(1,570,097)	(2,030,048)	(163,090)	(606,386)
Net decrease in shares outstanding	(1,003,727)	(3,092,535)	(1,046,682)	(1,796,086)	(53,299)	(539,941)

MagnaCap ($)
Shares sold	$12,967,828	$17,606,524	$1,676,585	$2,337,914	$488,219	$670,241
Shares issued in a merger	26,189,242	—	4,248,959	—	762,914	—
Dividends reinvested	2,853,761	3,397,764	54,664	74,454	10,482	19,427
Shares redeemed	(53,591,229)	(54,235,720)	(17,715,296)	(20,941,729)	(1,858,048)	(6,330,142)
Net decrease	$(11,580,398)	$(33,231,432)	$(11,735,088)	$(18,529,361)	$(596,433)	$(5,640,474)

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class M
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
MagnaCap (Number of Shares)
Shares sold	73,155	287,655	2,197	2,866
Shares issued in a merger	24,033	—	—	—
Dividends reinvested	2,984	2,207	1,637	1,681
Shares redeemed	(103,450)	(62,608)	(87,539)	(146,040)
Net increase (decrease) in shares outstanding	(3,278)	227,254	(83,705)	(141,493)

MagnaCap ($)
Shares sold	$868,524	$3,019,036	$24,978	$30,143
Shares issued in a merger	282,038	—	—	—
Dividends reinvested	33,945	23,921	18,754	17,445
Shares redeemed	(1,222,554)	(678,262)	(996,318)	(1,544,972)
Net increase (decrease)	$(38,047)	$2,364,695	$(952,586)	$(1,497,384)

	Class A		Class B		Class C
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
MidCap Value (Number of Shares)
Shares sold	255,023	5,114,273	73,607	1,232,983	114,576	2,022,716
Dividends reinvested	821,647	384,981	444,000	214,520	420,010	213,558
Shares redeemed	(3,187,072)	(4,131,796)	(1,369,866)	(982,927)	(1,771,928)	(1,116,536)
Net increase (decrease) in shares outstanding	(2,110,402)	1,367,458	(852,259)	464,576	(1,237,342)	1,119,738

MidCap Value ($)
Shares sold	$2,562,557	$58,408,030	$693,274	$13,972,822	$1,075,454	$22,877,087
Dividends reinvested	7,739,914	4,301,663	4,071,484	2,360,063	3,847,296	2,349,128
Shares redeemed	(32,744,727)	(45,656,579)	(13,647,439)	(10,661,218)	(17,986,630)	(12,117,251)
Net increase (decrease)	$(22,442,256)	$17,053,114	$(8,882,681)	$5,671,667	$(13,063,880)	$13,108,964

	Class I		Class Q
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
MidCap Value (Number of Shares)
Shares sold	23,705	5,146	—	—
Dividends reinvested	23,283	13,621	229	135
Shares redeemed	(89,960)	(21,922)	(608)	—
Net increase (decrease) in shares outstanding	(42,972)	(3,155)	(379)	135

MidCap Value ($)
Shares sold	$253,290	$57,418	$—	$—
Dividends reinvested	222,814	153,787	2,154	1,507
Shares redeemed	(976,700)	(248,525)	(7,106)	—
Net increase (decrease)	$(500,596)	$(37,320)	$(4,952)	$1,507

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B
	Year Ended May 31, 2006	February 1, 2005(1) to May 31, 2005	Year Ended May 31, 2006	February 1, 2005(1) to May 31, 2005
MidCap Value Choice (Number of Shares)
Shares sold	2,860,002	366,818	420,438	119,954
Dividends reinvested	11,460	—	2,093	—
Shares redeemed	(258,442)	(5,897)	(44,180)	(8,699)
Net increase in shares outstanding	2,613,020	360,921	378,351	111,255

MidCap Value Choice ($)
Shares sold	$35,010,086	$3,683,883	$5,015,913	$1,205,214
Dividends reinvested	133,846	—	24,402	—
Shares redeemed	(3,158,512)	(58,380)	(524,954)	(85,553)
Net increase	$31,985,420	$3,625,503	$4,515,361	$1,119,661

	Class C		Class I
	Year Ended May 31, 2006	February 7, 2005(1) to May 31, 2005	September 16, 2005(1) to May 31, 2006
MidCap Value Choice (Number of Shares)
Shares sold	1,472,161	202,489	201,993
Dividends reinvested	8,037	—	2,923
Shares redeemed	(67,363)	(44)	(204,447)
Net increase in shares outstanding	1,412,835	202,445	469

MidCap Value Choice ($)
Shares sold	$17,506,653	$2,013,681	$2,282,526
Dividends reinvested	93,663	—	34,142
Shares redeemed	(820,376)	(437)	(2,722,017)
Net increase (decrease)	$16,779,940	$2,013,244	$(405,349)

	Class A		Class B		Class C
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
SmallCap Value (Number of Shares)
Shares sold	297,657	5,230,307	34,802	765,833	190,450	1,882,329
Dividends reinvested	1,128,334	324,889	433,514	98,206	545,442	137,839
Shares redeemed	(4,402,929)	(2,737,178)	(828,792)	(401,226)	(2,021,135)	(830,191)
Net increase (decrease) in shares outstanding	(2,976,938)	2,818,018	(360,476)	462,813	(1,285,243)	1,189,977

SmallCap Value ($)
Shares sold	$3,407,425	$69,819,490	$349,467	$10,174,122	$1,896,406	$24,899,975
Dividends reinvested	11,475,313	4,280,838	4,261,442	1,271,765	5,350,792	1,783,641
Shares redeemed	(52,203,312)	(35,961,144)	(9,443,727)	(5,088,317)	(22,925,321)	(10,607,956)
Net increase (decrease)	$(37,320,574)	$38,139,184	$(4,832,818)	$6,357,570	$(15,678,123)	$16,075,660

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class Q
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
SmallCap Value (Number of Shares)
Shares sold	1,417	206	—	370
Dividends reinvested	9,704	2,052	1,508	303
Shares redeemed	(40,181)	(2,509)	(2,990)	—
Net increase (decrease) in shares outstanding	(29,060)	(251)	(1,482)	673

SmallCap Value ($)
Shares sold	$20,005	$2,810	$—	$5,000
Dividends reinvested	99,950	27,225	15,613	4,047
Shares redeemed	(413,389)	(32,358)	(31,124)	—
Net increase (decrease)	$(293,434)	$(2,323)	$(15,511)	$9,047

	Class A		Class B
	Year Ended May 31, 2006	February 1, 2005(1) to May 31, 2005	Year Ended May 31, 2006	February 1, 2005(1) to May 31, 2005
SmallCap Value Choice (Number of Shares)
Shares sold	1,594,368	452,026	159,358	61,887
Dividends reinvested	8,438	—	651	—
Shares redeemed	(325,253)	(36,482)	(45,639)	—
Net increase in shares outstanding	1,277,553	415,544	114,370	61,887

SmallCap Value Choice ($)
Shares sold	$18,511,677	$4,431,614	$1,864,751	$599,786
Dividends reinvested	94,088	—	7,241	—
Shares redeemed	(3,730,931)	(340,176)	(535,586)	—
Net increase	$14,874,834	$4,091,438	$1,336,406	$599,786

	Class C		Class I
	Year Ended May 31, 2006	February 2, 2005(1) to May 31, 2005	June 9, 2005(1) to May 31, 2006
SmallCap Value Choice (Number of Shares)
Shares sold	445,462	161,297	276,205
Dividends reinvested	2,067	—	434
Shares redeemed	(58,238)	(2,662)	(9,940)
Net increase in shares outstanding	389,291	158,635	266,699

SmallCap Value Choice ($)
Shares sold	$5,127,341	$1,567,540	$3,314,429
Dividends reinvested	23,027	—	4,834
Shares redeemed	(678,850)	(26,683)	(126,330)
Net increase	$4,471,518	$1,540,857	$3,192,933

(1) Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The collateral received is reflected in the Portfolio of Investments as collateral for securities loaned. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2006, the Funds had securities on loan with the following market values:

	Value of Securities Loaned	Value of Collateral
Convertible	$32,011,760	$32,719,818
Disciplined LargeCap	2,253,733	2,311,612
LargeCap Growth	65,768,335	67,204,867
MidCap Opportunities	72,052,415	72,534,584
SmallCap Opportunities	44,116,463	44,709,179
MagnaCap	55,946,789	56,802,613
MidCap Value	25,980,451	26,958,800
MidCap Value Choice	12,782,185	13,171,185
SmallCap Value	20,802,544	22,214,492

NOTE 12 — REORGANIZATIONS

On December 3, 2005, MagnaCap as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of the ING Value Opportunity Fund, also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan or reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 10 – Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000’s)	Total Net Assets of Acquiring Portfolio (000’s)	Acquired Portfolio Unrealized Appreciation (000’s)	Conversion Ratio
MagnaCap	ING Value Opportunity Fund	$31,483	$347,924	$3,594	0.95

The net assets of MagnaCap after the acquisition were $379,406,835.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of May 31, 2006:

	Paid-in Capital	Undistributed Net Investment Income on Investments	Accumulated Net Realized Gains/ (Losses)
Convertible	$—	$(4,200)	$4,200
Real Estate(1)	1,580,493	2,419,603	(4,000,096)
Disciplined LargeCap	(68,914)	68,914	—
Fundamental Research	(4,157)	4,157	—
LargeCap Growth	(4,844,124)	3,633,658	1,210,466
MidCap Opportunities	(4,908,287)	4,908,287	—
Opportunistic LargeCap	(6,078)	6,078	—
SmallCap Opportunities	(2,652,118)	2,652,118	—
LargeCap Value	(5,723)	5,723	—
MagnaCap	139,829	—	(139,829)
MidCap Value	—	1,347,358	(1,347,358)
MidCap Value Choice	(41,873)	41,873	—
SmallCap Value	—	564,600	(564,600)
SmallCap Value Choice	(13,349)	64,617	(51,268)

(1) As of the Fund’s tax year ended December 31, 2005.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2006			Year Ended May 31, 2005
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Convertible	$3,576,824	$—	$—	$3,918,082	$—	$—
Real Estate(1)	10,931,855	15,299,144	—	14,384,321	8,486,213	—
Disciplined LargeCap	20,068	—	—	—	—	—
LargeCap Growth	—	—	—	5,873,150	—	2,601,959
Financial Services	6,839,942	19,325,251	—	2,448,606	18,500,182	—
LargeCap Value	2,304,244	651,605	—	431,375	—	—
MagnaCap	3,390,213	—	—	4,063,152	—	—
MidCap Value	10,441,461	9,193,612	—	6,754,843	5,232,768	—
MidCap Value Choice	404,937	—	—	—	—	—
SmallCap Value	18,265,818	7,860,029	152,153	4,253,596	5,445,567	—
SmallCap Value Choice	174,066	—	—	—	—	—

(1) Composition of dividends and distributions presented herein is based on the Fund’s tax year-end of December 31, 2005.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2006 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post-October Capital Losses Deferred	Post-October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Convertible	$329,044	$ —	$9,512,027	$—	$—	$(48,998,458)	2010
						(15,497,043)	2011
						$(64,495,501)

Real Estate(1)	—	1,660,007	1,684,827	—	—	—	—
Disciplined LargeCap	—	—	1,885,302	—	—	$(327,924)	2009
						(10,480,954)	2010
						(24,371,998)	2011
						(6,531,057)	2012
						$(41,711,933)
Fundamental Research	90,044	—	(9,853)	—	—	—	—
LargeCap Growth	—	—	29,744,140	—	(6,086)	$(97,467,160)	2009
						(137,806,249)	2010
						(117,098,211)	2011
						(1,005,295)	2013
						$(353,376,915)*
MidCap Opportunities	—	1,813,813	37,063,870	—	—	$(50,084,771)	2008
						(47,542,617)	2009
						(21,217,297)	2010
						(9,824,346)	2011
						$(128,669,031)*
Opportunistic LargeCap	34,624	—	150,695	(171,004)	—	—	—
SmallCap Opportunities	—	—	23,430,402	—	—	$(87,864,767)	2010
						(167,319,500)	2011
						$(255,184,267)*
Financial Services	2,081,368	12,652,657	63,383,117	—	—	—	—
LargeCap Value	880,560	1,121,468	(55,453)	—	—	—	—
MagnaCap	984,302	—	37,017,109	—	—	$(24,685,569)	2010
						(12,050,567)	2012
						$(36,736,136)*
MidCap Value	1,407,884	5,734,320	(20,933,228)	—	—	—	—
MidCap Value Choice	1,515,462	91,368	6,859,457	—	—	—	—
SmallCap Value	—	—	(13,635,978)	(1,245,709)	—	—	—
SmallCap Value Choice	1,149,049	87,770	2,150,861	—	—	—	—

(1)              As of the Fund’s tax year ended December 31, 2005.

*                      Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 14 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. The Funds may invest up to 15% of its net assets in illiquid securities. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

NOTE 15 — SUBSEQUENT EVENT

On May 25, 2006, the Board approved a proposal to reorganize the Convertible Fund into the ING Balanced Fund. The proposed reorganization is subject to approval by shareholders of the Convertible Fund. If shareholder approval is obtained, it is expected that the reorganization would take place during the third quarter of 2006.

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Board that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                       Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                       ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                       In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters and the AWC, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                       ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                       ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                       The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                       ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                       ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of Investments have been named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning ING’s administration of the New Hampshire state employees deferred compensation plan. ING is cooperating with this regulator to resolve the matter. Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

portfolio of investments
ING CONVERTIBLE FUND	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 7.9%
		Food: 0.8%
30,000	@	Dean Foods Co.	$1,071,000
			1,071,000
		Healthcare-Services: 0.6%
12,000	@	WellPoint, Inc.	858,960
			858,960
		Investment Companies: 3.3%
35,000	L	SPDR Trust Series 1	4,462,849
			4,462,849
		Miscellaneous Manufacturing: 2.6%
36,000		General Electric Co.	1,233,360
87,784	@@,L	Tyco International Ltd.	2,379,824
			3,613,184
		Retail: 0.6%
18,000		Wal-Mart Stores, Inc.	872,100
			872,100
		Total Common Stock (Cost $7,888,612)	10,878,093

CONVERTIBLE PREFERRED STOCK: 30.4%
		Advertising: 0.5%
20,000		Interpublic Group of Cos., Inc.	718,800
			718,800
		Auto Manufacturers: 1.5%
85,000	C	General Motors Corp.	2,040,850
			2,040,850
		Chemicals: 0.9%
29,700		Huntsman Corp.	1,232,550
			1,232,550
		Diversified Financial Services: 2.2%
95,000		Citigroup Funding, Inc.	3,045,700
			3,045,700
		Electric: 3.2%
7,000		NRG Energy, Inc. - 5.750% Series	1,772,750
1,920	C	NRG Energy, Inc. - 4.000% Series	2,609,952
			4,382,702
		Food: 0.9%
50,000		Albertson’s, Inc.	1,250,000
			1,250,000
		Gas: 1.3%
9,500	C	SEMCO Energy, Inc.	1,767,000
			1,767,000
		Insurance: 7.9%
35,000		Hartford Financial Services Group, Inc.	2,731,050
47,500	@@	IPC Holdings Ltd.	1,175,625
58,500		Reinsurance Group of America	3,553,875
118,000	C	Travelers Property Casualty Corp.	2,940,560
19,000	@@,L	XL Capital Ltd.	463,220
			10,864,330
		Media: 0.8%
25,000	C	Comcast Corp.	$1,062,500
			1,062,500
		Mining: 1.7%
1,900		Freeport-McMoRan Copper & Gold, Inc.	2,387,113
			2,387,113
		Oil & Gas: 3.5%
35,000	#	Chesapeake Energy Corp.	4,733,750
			4,733,750
		Packaging & Containers: 0.3%
13,400	C	Owens-Illinois, Inc.	464,578
			464,578
		Real Estate Investment Trust: 1.5%
83,000		FelCor Lodging Trust, Inc.	2,024,370
			2,024,370
		Savings & Loans: 1.3%
39,200		Sovereign Capital Trust	1,808,100
			1,808,100
		Sovereign: 1.4%
20	C	Fannie Mae	1,896,358
			1,896,358
		Telecommunications: 1.5%
2,000	C	Lucent Technologies Capital Trust I	2,021,750
			2,021,750
		Total Convertible Preferred Stock (Cost $38,520,586)	41,700,451

Principal Amount			Value

CONVERTIBLE CORPORATE BONDS: 59.5%
		Advertising: 1.7%
$2,000,000		Lamar Advertising Co., 2.875%, due 12/31/10	2,375,000
			2,375,000
		Aerospace/Defense: 4.1%
1,900,000	L,C	EDO Corp., 4.000%, due 11/15/25	1,926,125
2,850,000	L,C	L-3 Communications Corp., 3.000%, due 08/01/35	2,778,750
960,000	C	Spacehab, Inc., 5.500%, due 10/15/10	885,600
			5,590,475
		Auto Parts & Equipment: 1.4%
4,000,000	L,C	Lear Corp., 4.740%, ue 02/20/22	1,930,000
			1,930,000
		Biotechnology: 4.0%
1,900,000	#	Amgen, Inc., 0.125%, due 02/01/11	1,831,125

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING CONVERTIBLE FUND	AS OF MAY 31, 2006 (CONTINUED)

Principal Amount			Value
		Biotechnology (continued)
$950,000	#	Amgen, Inc., 0.375%, due 02/01/13	$912,000
2,793,000	L,C	Millennium Pharmaceuticals, Inc., 5.500%, due 01/15/07	2,775,544
			5,518,669
		Chemicals: 0.6%
960,000		Hercules Trust II, 6.500%, due 06/30/29	782,400
			782,400
		Commercial Services: 1.0%
1,190,000	L,C	Euronet Worldwide, Inc., 3.500%, due 10/15/25	1,337,263
			1,337,263
		Diversified Financial Services: 0.7%
980,000	@@,#,L	AngloGold Holdings PLC, 2.375%, due 02/27/09	999,600
			999,600
		Electric: 1.6%
2,000,000	C	Centerpoint Energy, Inc., 3.750%, due 05/15/23	2,240,000
			2,240,000
		Electronics: 1.0%
1,500,000	@@,L	Flextronics International Ltd., 1.000%, due 08/01/10	1,419,375
			1,419,375
		Entertainment: 2.9%
2,500,000	L,C	International Game Technology, 0.870%, due 01/29/33	1,984,375
1,500,000	L,C	Shuffle Master, Inc., 1.250%, due 04/15/24	2,053,125
			4,037,500
		Healthcare-Products: 3.0%
2,900,000	C	Advanced Medical Optics, Inc., 2.500%, due 07/15/24	3,095,750
1,000,000	C	St Jude Medical, Inc., 2.800%, due 12/15/35	988,750
			4,084,500
		Internet: 1.4%
2,000,000	C	Amazon.com, Inc., 4.750%, due 02/01/09	1,920,000
			1,920,000
		Leisure Time: 1.8%
2,000,000	@@,+,L,C	Carnival Corp., 1.132%, due 04/29/33	1,302,500
2,000,000	@@,L,C	Royal Caribbean Cruises Ltd., 3.430%, due 05/18/21	1,207,500
			2,510,000
		Lodging: 1.1%
$1,000,000		Starwood Hotels & Resorts Worldwide, Inc., 3.50%, due 05/16/23	$1,521,250
			1,521,250
		Media: 5.8%
2,460,000	L	Citadel Broadcasting Corp., 1.875%, due 02/15/11	2,060,250
4,000,000	C	EchoStar Communications Corp., 5.750%, due 05/15/08	3,955,000
2,000,000	C	Liberty Media Corp., 3.500%, due 01/15/31	1,952,500
			7,967,750
		Mining: 3.1%
1,985,000	@@,C	Inco Ltd., 1.000%, due 03/14/23	4,178,425
			4,178,425
		Oil & Gas: 1.7%
1,998,000	C	Devon Energy Corp., 4.900%, due 08/15/08	2,387,610
			2,387,610
		Oil & Gas Services: 3.4%
2,000,000	C	Cooper Cameron Corp., 1.500%, due 05/15/24	2,920,000
1,000,000	@@,L,C	Schlumberger Ltd., 2.125%, due 06/01/23	1,670,000
			4,590,000
		Packaging & Containers: 1.4%
2,000,000	#,C	Sealed Air Corp., 3.000%, due 06/30/33	1,902,500
			1,902,500
		Pharmaceuticals: 3.5%
1,920,000	L,C	Dov Pharmaceutical, Inc., 2.500%, due 01/15/25	1,173,600
1,920,000	C	Isolagen, Inc., 3.500%, due 11/01/24	1,046,400
3,000,000	C	NPS Pharmaceuticals, Inc., 3.000%, due 06/15/08	2,576,250
			4,796,250
		Real Estate Investment Trust: 1.5%
1,900,000	L,C	Vornado Realty LP, 3.875%, due 04/15/25	2,071,000
			2,071,000
		Retail: 2.6%
3,000,000	L,C	Costco Wholesale Corp., (0.000)%, due 08/19/17	3,622,500
			3,622,500
		Semiconductors: 3.8%
2,000,000	C	Cypress Semiconductor Corp., 1.250%, due 06/15/08	2,330,000
950,000	#	Intel Corp., 2.950%, due 12/15/35	786,125
3,000,000	C	Pixelworks, Inc., 1.750%, due 05/15/24	2,126,250
			5,242,375

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING CONVERTIBLE FUND	AS OF MAY 31, 2006 (CONTINUED)

Principal Amount				Value
		Telecommunications: 3.0%
$2,000,000	L,C	Ciena Corp., 3.750%, due 02/01/08		$1,920,000
1,980,000	L,C	RF Micro Devices, Inc., 1.500%, due 07/01/10		2,187,900
				4,107,900
		Transportation: 3.4%
3,000,000	@@,C	OMI Corp., 2.875%, due 12/01/24		2,681,250
1,500,000	L,C	Yellow Corp., 5.000%, due 08/08/23		1,929,375
				4,610,625
		Total Convertible Corporate Bonds (Cost $78,394,013)		81,742,967
		Total Long-Term Investments (Cost $124,803,211)		$134,321,511

SHORT-TERM INVESTMENTS: 24.5%
		Repurchase Agreement: 0.7%
953,000		Goldman Sachs Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $953,133 to be received upon repurchase (Collateralized by $970,000 Federal National Mortgage Association, 4.625%, market value plus accrued interest $972,160, due 02/21/08).		953,000
		Total Repurchase Agreement (Cost $953,000)		953,000
		Securities Lending CollateralCC: 23.8%
32,719,818		The Bank of New York Institutional Cash Reserve Fund		32,719,818
		Total Securities Lending Collateral (Cost $32,719,818)		32,719,818
		Total Short-Term Investments (Cost $33,672,818)		33,672,818
		Total Investments in Securities (Cost $158,476,029)*	122.3%	$167,994,329

		Other Assets and Liabilities-Net	(22.3)	(30,588,827)
		Net Assets	100.0%	$137,405,502

@	Non-income producing security
@@	Foreign Issuer
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
*	Cost for federal income tax purposes is $158,482,302.
Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$15,811,084
	Gross Unrealized Depreciation	(6,299,057)
	Net Unrealized Appreciation	$9,512,027

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING REAL ESTATE FUND	AS OF MAY 31, 2006

Shares			Value
REAL ESTATE INVESTMENT TRUSTS: 96.7%
	Apartments: 21.4%
56,400	American Campus Communities, Inc.		$1,345,704
273,100	Archstone-Smith Trust		13,204,385
107,900	AvalonBay Communities, Inc.		11,469,770
108,600	BRE Properties		5,662,404
119,000	Camden Property Trust		8,496,600
288,000	Equity Residential		12,700,800
93,800	GMH Communities Trust		1,069,320
99,500	Post Properties, Inc.		4,258,600
104,600	United Dominion Realty Trust, Inc.		2,825,246
			61,032,829
	Diversified: 8.3%
94,600	Liberty Property Trust		4,028,068
149,100	Reckson Associates Realty Corp.		5,731,404
123,700	Vornado Realty Trust		11,119,393
77,500	Washington Real Estate Investment Trust		2,708,624
			23,587,489
	Healthcare: 2.5%
223,700	Omega Healthcare Investors, Inc.		2,758,221
133,800	Ventas, Inc.		4,340,472
			7,098,693
	Hotels: 6.5%
132,500	FelCor Lodging Trust, Inc.		2,757,325
284,138	Host Marriott Corp.		5,702,650
70,500	LaSalle Hotel Properties		2,927,865
200,700	Strategic Hotel Capital, Inc.		4,118,364
102,100	Sunstone Hotel Investors, Inc.		2,828,170
			18,334,374
	Office Property: 21.3%
100,400	BioMed Realty Trust, Inc.		2,878,468
148,400	Boston Properties, Inc.		12,562,060
106,150	Corporate Office Properties Trust SBI MD		4,192,925
333,400	Equity Office Properties Trust		11,218,910
135,500	Highwoods Properties, Inc.		4,200,500
38,100	Kilroy Realty Corp.		2,527,173
168,900	Maguire Properties, Inc.		5,347,374
95,000	SL Green Realty Corp.		9,424,950
352,900	Trizec Properties, Inc.		8,324,911
			60,677,271
	Regional Malls: 13.9%
159,300	General Growth Properties, Inc.		6,970,968
121,700	Macerich Co.		8,386,347
49,200	Mills Corp.		1,518,804
234,100	Simon Property Group LP		18,641,383
106,600	Taubman Centers, Inc.		4,146,740
			39,664,242
	Shopping Centers: 11.7%
131,250	Acadia Realty Trust		2,807,438
110,200	Developers Diversified Realty Corp.		5,636,730
105,200	Federal Realty Investment Trust		7,193,576
76,100	Heritage Property Investment Trust		2,665,022
119,900	New Plan Excel Realty Trust		2,830,839
76,800	Pan Pacific Retail Properties, Inc.		5,089,536
112,300	Regency Centers Corp.		6,918,803
			33,141,944
	Storage: 3.7%
88,100	Extra Space Storage, Inc.		$1,338,239
94,000	Public Storage, Inc.		6,737,920
44,100	Shurgard Storage Centers, Inc.		2,560,005
			10,636,164
	Warehouse: 7.4%
143,200	AMB Property Corp.		7,078,376
284,600	Prologis		14,073,470
			21,151,846
	Total Real Estate Investment Trusts (Cost $196,957,874)		275,324,852
COMMON STOCK: 2.0%
	Lodging: 2.0%
92,000	Starwood Hotels & Resorts		5,621,200
	Total Common Stock (Cost $2,486,103)		5,621,200
	Total Investments in Securities (Cost $ 199,443,977)*	98.7%	$280,946,052
	Other Assets and Liabilities-Net	1.3	3,694,748
	Net Assets	100.0%	$284,640,800

*              Cost for federal income tax purposes is $198,651,780.

                Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$83,285,138
Gross Unrealized Depreciation	(990,866)
Net Unrealized Appreciation	$82,294,272

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 99.7%
		Aerospace/Defense: 3.1%
5,700		Boeing Co.	$474,525
3,790		Lockheed Martin Corp.	274,737
5,431		Raytheon Co.	249,011
3,290		United Technologies Corp.	205,691
			1,203,964
		Agriculture: 2.0%
6,510		Altria Group, Inc.	470,999
6,840		Archer-Daniels-Midland Co.	284,339
			755,338
		Airlines: 0.5%
11,500		Southwest Airlines Co.	185,150
			185,150
		Apparel: 0.6%
5,900	@	Coach, Inc.	171,572
1,700		Liz Claiborne, Inc.	65,739
			237,311
		Auto Manufacturers: 0.1%
1,000	@	Navistar International Corp.	26,580
			26,580
		Banks: 4.8%
14,580		Bank of America Corp.	705,672
6,000		BB&T Corp.	249,420
6,500		National City Corp.	239,720
6,000		US Bancorp.	185,220
4,990		Wachovia Corp.	266,965
2,700		Wells Fargo & Co.	179,199
			1,826,196
		Beverages: 3.3%
13,030		Coca-Cola Co.	573,711
2,100		Pepsi Bottling Group, Inc.	65,814
10,090		PepsiCo, Inc.	610,041
			1,249,566
		Biotechnology: 0.7%
3,740	@	Amgen, Inc.	252,787
			252,787
		Chemicals: 1.6%
3,090		Dow Chemical Co.	123,198
2,900		EI DuPont de Nemours & Co.	123,337
2,600		PPG Industries, Inc.	167,284
2,400		Rohm & Haas Co.	120,984
1,700		Sherwin-Williams Co.	82,229
			617,032
		Commercial Services: 1.1%
2,200	@,L	Apollo Group, Inc.	115,082
2,010		Equifax, Inc.	72,521
4,340		McKesson Corp.	214,830
			402,433
		Computers: 4.3%
2,650	@	Apple Computer, Inc.	$158,391
7,590	@,L	Dell, Inc.	192,634
18,207		Hewlett-Packard Co.	589,543
8,890		International Business Machines Corp.	710,311
12,700	@,X	Seagate Technology, Inc.	—
			1,650,879
		Cosmetics/Personal Care: 3.2%
5,200		Colgate-Palmolive Co.	313,768
16,890		Procter & Gamble Co.	916,283
			1,230,051
		Diversified Financial Services: 10.3%
3,840		American Express Co.	208,742
3,200		Capital One Financial Corp.	264,864
13,600		Charles Schwab Corp.	226,576
15,700		Citigroup, Inc.	774,010
3,000		Fannie Mae	149,250
2,200		Franklin Resources, Inc.	197,890
3,110		Goldman Sachs Group, Inc.	469,455
10,980		JPMorgan Chase & Co.	468,187
4,920		Lehman Brothers Holdings, Inc.	327,721
2,790		Merrill Lynch & Co., Inc.	202,024
7,650		Morgan Stanley	456,093
1,600		The Bear Stearns Cos., Inc.	214,000
			3,958,812
		Electric: 2.7%
4,950		Duke Energy Corp.	139,689
5,600		FirstEnergy Corp.	293,552
7,600		PPL Corp.	226,252
6,400		TXU Corp.	366,720
			1,026,213
		Electronics: 0.9%
6,100	@	Agilent Technologies, Inc.	212,829
2,800		Applera Corp. - Applied Biosystems Group	82,880
14,100	@,L	Solectron Corp.	50,196
			345,905
		Food: 0.6%
4,754		General Mills, Inc.	246,685
			246,685
		Forest Products & Paper: 0.3%
1,800		Louisiana-Pacific Corp.	43,668
1,800		Temple-Inland, Inc.	77,418
			121,086
		Healthcare-Products: 1.5%
9,340		Johnson & Johnson	562,455
			562,455
		Healthcare-Services: 3.6%
6,880		Aetna, Inc.	264,605
2,660	@	Coventry Health Care, Inc.	138,985
2,510	@	Humana, Inc.	127,081
10,380		UnitedHealth Group, Inc.	456,305
5,540	@	WellPoint, Inc.	396,553
			1,383,529

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND	AS OF MAY 31, 2006 (continued)

Shares			Value
		Home Furnishings: 0.2%
1,100		Harman International Industries, Inc.	$93,203
			93,203
		Insurance: 7.1%
5,900		Allstate Corp.	324,559
8,000		American International Group, Inc.	486,400
5,020		Chubb Corp.	253,661
5,900		Genworth Financial, Inc.	197,591
3,100		Hartford Financial Services Group, Inc.	272,614
3,860		Lincoln National Corp.	216,855
6,600	L	Metlife, Inc.	339,702
1,300		MGIC Investment Corp.	85,631
3,900		Principal Financial Group	213,135
4,481		Prudential Financial, Inc.	341,228
			2,731,376
		Internet: 1.0%
4,800	@,L	Amazon.com, Inc.	166,128
600	@,L	Google, Inc.	223,092
			389,220
		Iron/Steel: 0.6%
2,060		Nucor Corp.	216,856
			216,856
		Machinery-Construction & Mining: 0.4%
2,200		Caterpillar, Inc.	160,490
			160,490
		Machinery-Diversified: 0.2%
700	L	Cummins, Inc.	77,147
			77,147
		Media: 1.7%
4,340		McGraw-Hill Cos, Inc.	223,944
7,380		News Corp., Inc.	140,737
2,520	@	Viacom, Inc.	95,130
6,300		Walt Disney Co.	192,150
			651,961
		Mining: 0.0%
200		Alcoa, Inc.	6,344
			6,344
		Miscellaneous Manufacturing: 4.3%
2,410		3M Co.	201,621
1,500	@	Cooper Industries Ltd.	133,590
3,400		Danaher Corp.	217,974
32,160		General Electric Co.	1,101,802
			1,654,987
		Oil & Gas: 10.2%
11,748		ChevronTexaco Corp.	702,413
9,436		ConocoPhillips	597,204
24,820		ExxonMobil Corp.	1,511,786
3,600		Marathon Oil Corp.	270,180
3,600		Occidental Petroleum Corp.	356,724
2,110		Sunoco, Inc.	144,725
5,420		Valero Energy Corp.	332,517
			3,915,549
		Oil & Gas Services: 1.4%
4,400		Halliburton Co.	$328,196
3,400		Schlumberger Ltd.	222,938
			551,134
		Pharmaceuticals: 5.0%
4,740		Abbott Laboratories	202,398
3,200	L	AmerisourceBergen Corp.	139,488
2,310	@	Express Scripts, Inc.	169,277
2,560	@	Hospira, Inc.	114,714
3,840	@	King Pharmaceuticals, Inc.	68,275
14,850		Merck & Co., Inc.	494,357
23,110		Pfizer, Inc.	546,783
4,400		Wyeth	201,256
			1,936,548
		Retail: 9.4%
4,790		Best Buy Co., Inc.	253,870
2,550	L	Circuit City Stores, Inc.	76,628
4,900		Costco Wholesale Corp.	259,357
2,100		Darden Restaurants, Inc.	74,361
6,750		Home Depot, Inc.	257,310
3,440	L	JC Penney Co., Inc.	209,014
5,400		Limited Brands	146,664
2,510		Lowe’s Cos., Inc.	156,323
10,790		McDonald’s Corp.	357,904
3,300		Nordstrom, Inc.	121,539
4,700	@	Office Depot, Inc.	195,379
1,400	@,L	Sears Holding Corp.	212,618
9,140		Staples, Inc.	214,699
7,760	@,L	Starbucks Corp.	276,644
2,890		Target Corp.	141,379
7,100		TJX Cos., Inc.	168,341
7,830		Wal-Mart Stores, Inc.	379,364
1,900		Wendy’s International, Inc.	114,532
			3,615,926
		Semiconductors: 3.3%
6,600	@	Advanced Micro Devices, Inc.	203,874
5,700	@,L	Altera Corp.	111,492
6,400	@	Freescale Semiconductor, Inc.	199,744
18,420		Intel Corp.	331,928
6,100	@	LSI Logic Corp.	59,353
10,600		Micron Technology, Inc.	175,536
5,600		National Semiconductor Corp.	143,808
2,500	@	QLogic Corp.	44,700
			1,270,435
		Software: 2.3%
3,590	@	BMC Software, Inc.	72,339
5,550	@	Compuware Corp.	40,848
27,360		Microsoft Corp.	619,704
11,600	@	Oracle Corp.	164,952
			897,843
		Telecommunications: 6.0%
15,130	L	AT&T, Inc.	394,288
16,800		BellSouth Corp.	567,336
34,930	@	Cisco Systems, Inc.	687,422
19,200		Motorola, Inc.	404,928
5,340		QUALCOMM, Inc.	241,421
			2,295,395

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND	AS OF MAY 31, 2006 (CONTINUED)

Shares		Value
	Transportation: 1.4%
4,877	Norfolk Southern Corp.	$257,311
3,440	United Parcel Service, Inc.	277,087
		534,398
	Total Common Stock (Cost $35,921,504)	38,280,784

Principal Amount				Value

SHORT-TERM INVESTMENTS: 6.8%
		Repurchase Agreement: 0.8%
$308,000	S	Morgan Stanley Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $308,403 to be received upon repurchase (Collateralized by $325,000 Federal National Mortgage Association, 4.50%, Market Value plus accrued interest $324,126, due 05/15/08).		308,000
		Total Repurchase Agreement (Cost $308,000)		308,000
		Securities Lending CollateralCC: 6.0%
2,311,612		The Bank of New York Institutional Cash Reserve Fund		2,311,612
		Total Securities Lending Collateral (Cost $2,311,612)		2,311,612
		Total Short-Term Investments (Cost $2,619,612)		2,619,612
		Total Investments in Securities (Cost $38,541,116)*	106.5%	$40,900,396
		Other Assets and Liabilities-Net	(6.5)	(2,498,506)
		Net Assets	100.0%	$38,401,890

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $39,015,094.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$2,893,771
	Gross Unrealized Depreciation	(1,008,469)
	Net Unrealized Appreciation	$1,885,302

Information concerning open futures contracts at May 31, 2006 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Loss
S&P 500 E-mini Future	2	$127,300	06/16/2006	$(5,785)
		$127,300		$(5,785)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FUNDAMENTAL RESEARCH FUND	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 94.3%
		Advertising: 1.1%
600		Omnicom Group	$57,066
			57,066
		Aerospace/Defense: 1.9%
1,600		United Technologies Corp.	100,032
			100,032
		Agriculture: 2.4%
1,700		Altria Group, Inc.	122,995
			122,995
		Apparel: 0.9%
600		Nike, Inc.	48,186
			48,186
		Banks: 4.8%
2,500		Bank of America Corp.	121,000
2,000		Wells Fargo & Co.	132,740
			253,740
		Biotechnology: 1.0%
800	@	Amgen, Inc.	54,072
			54,072
		Chemicals: 1.9%
800		Air Products & Chemicals, Inc.	51,880
2,500		Celanese Corp.	49,275
			101,155
		Computers: 3.7%
7,700	@	EMC Corp.	98,560
4,100	@	Seagate Technology, Inc.	95,735
			194,295
		Cosmetics/Personal Care: 2.4%
900		Colgate-Palmolive Co.	54,306
1,300		Procter & Gamble Co.	70,525
			124,831
		Distribution/Wholesale: 0.9%
734	@	Wesco International, Inc.	48,253
			48,253
		Diversified Financial Services: 7.9%
600		Capital One Financial Corp.	49,662
2,500		Citigroup, Inc.	123,250
1,900		Countrywide Financial Corp.	72,732
600		Franklin Resources, Inc.	53,970
900		Merrill Lynch & Co., Inc.	65,169
800		Morgan Stanley	47,696
			412,479
		Electric: 2.2%
800		Exelon Corp.	45,288
1,685	@	Mirant Corp.	41,923
400		Public Service Enterprise Group, Inc.	25,492
			112,703
		Electronics: 5.6%
8,800	@,@@	Flextronics International Ltd.	99,088
700		Jabil Circuit, Inc.	24,374
5,700		Symbol Technologies, Inc.	67,659
1,800	@	Thomas & Betts Corp.	$103,500
			294,621
		Energy-Alternate Sources: 0.4%
1,600	@	KFX, Inc.	22,560
			22,560
		Engineering & Construction: 2.0%
8,100	@@	ABB Ltd. ADR	102,222
			102,222
		Food: 1.1%
1,000		Hershey Foods Corp.	56,910
			56,910
		Healthcare-Products: 2.1%
1,800		Johnson & Johnson	108,396
			108,396
		Healthcare-Services: 2.2%
1,200	@	Health Net, Inc.	51,624
1,600	@	Triad Hospitals, Inc.	64,448
			116,072
		Insurance: 1.7%
700	@@	ACE Ltd	36,239
1,500		Genworth Financial, Inc.	50,235
			86,474
		Internet: 1.4%
2,400	@	Yahoo!, Inc.	75,816
			75,816
		Investment Companies: 5.0%
7,800	@	KKR Private Equity Investors LP	187,746
598		SPDR Trust Series 1	76,251
			263,997
		Iron/Steel: 1.0%
800		Allegheny Technologies, Inc.	50,904
			50,904
		Lodging: 3.2%
1,500		Harrah’s Entertainment, Inc.	114,060
2,000		Hilton Hotels Corp.	54,920
			168,980
		Media: 1.9%
3,500		Time Warner, Inc.	60,235
1,000	@	Viacom, Inc.	37,750
			97,985
		Miscellaneous Manufacturing: 5.2%
600		Cooper Industries Ltd.	53,436
3,600		General Electric Co.	123,336
2,000		Roper Industries, Inc.	93,680
			270,452
		Oil & Gas: 6.5%
500		ENSCO International, Inc.	24,995
2,100		ExxonMobil Corp.	127,911
900	@	Newfield Exploration Co.	38,457
600	@	Plains Exploration & Production Co.	21,420

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FUNDAMENTAL RESEARCH FUND	AS OF MAY 31, 2006 (CONTINUED)

Shares				Value
		Oil & Gas (continued)
1,500	@@	Royal Dutch Shell PLC ADR		$99,465
800	@	Southwestern Energy Co.		25,840
				338,088
		Oil & Gas Services: 1.8%
900		Schlumberger Ltd.		59,013
700	@	Weatherford International Ltd.		36,428
				95,441
		Pharmaceuticals: 5.8%
1,200		Abbott Laboratories		51,240
2,000	@	Medco Health Solutions, Inc.		107,800
3,100		Pfizer, Inc.		73,346
2,000	@@	Teva Pharmaceutical Industries Ltd. ADR		72,820
				305,206
		Retail: 3.9%
400		Abercrombie & Fitch Co.		23,140
2,600		CVS Corp.		72,540
700		Home Depot, Inc.		26,684
1,900	@	Urban Outfitters, Inc.		35,283
1,000		Wal-Mart Stores, Inc.		48,450
				206,097
		Semiconductors: 4.9%
4,000		Intel Corp.		72,080
900	@,@@	Marvell Technology Group Ltd.		42,903
1,200		Maxim Integrated Products		36,876
10,800	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR		102,276
				254,135
		Software: 0.8%
1,900		Microsoft Corp.		43,035
				43,035
		Telecommunications: 6.7%
4,500	@	Arris Group, Inc.		54,090
6,700		AT&T, Inc.		174,602
3,600	@	Cisco Systems, Inc.		70,848
1,600		Verizon Communications, Inc.		49,936
				349,476
		Total Common Stock (Cost $4,937,970)		4,936,674

Principal Amount				Value
SHORT-TERM INVESTMENTS: 3.3%
		Repurchase Agreement: 3.3%
$175,000		Morgan Stanley Repurchase
		Agreement dated 05/31/06, 5.019%,
		due 06/01/06, $175,024 to be
		received upon repurchase
		(Collateralized by $195,000
		Federal Home Loan Bank, 5.760%,
		Market Value plus accrued interest
		$188,405, due 07/03/25		$175,000

		Total Short-Term Investments (Cost $175,000)		175,000
		Total Investments in Securities (Cost $5,112,970)*	97.6%	$5,111,674
		Other Assets and Liabilities-Net	2.4	125,476
		Net Assets	100.0%	$5,237,150

@            Non-income producing security

@@        Foreign Issuer

ADR       American Depositary Receipt

*              Cost for federal income tax purposes is $5,121,527.
                Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$184,922
Gross Unrealized Depreciation	(194,775)
Net Unrealized Depreciation	$(9,853)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 99.5%
		Aerospace/Defense: 6.9%
140,890		Boeing Co.	$11,729,093
127,660		General Dynamics Corp.	8,124,282
			19,853,375
		Banks: 6.0%
205,090	L	Commerce BanCorp, Inc.	8,057,986
81,470	@@	UBS AG	9,224,033
			17,282,019
		Biotechnology: 1.9%
58,490	@	Amgen, Inc.	3,953,339
27,390	@	Genzyme Corp.	1,629,705
			5,583,044
		Coal: 1.1%
49,520		Peabody Energy Corp.	3,087,077
			3,087,077
		Commercial Services: 2.5%
14,570		Corporate Executive Board Co.	1,482,060
87,390		Equifax, Inc.	3,153,031
48,400		Moody’s Corp.	2,531,320
			7,166,411
		Computers: 7.0%
71,560	@	Apple Computer, Inc.	4,277,141
336,620	@,L	Network Appliance, Inc.	10,771,840
90,900	@,L	Sandisk Corp.	5,114,943
			20,163,924
		Diversified Financial Services: 13.0%
16,130		Chicago Mercantile Exchange	7,118,169
360,938		Countrywide Financial Corp.	13,816,707
89,950		Franklin Resources, Inc.	8,091,003
41,150		Legg Mason, Inc.	3,947,520
154,830	@,L	Nasdaq Stock Market, Inc.	4,713,025
			37,686,424
		Electric: 1.3%
65,880		TXU Corp.	3,774,924
			3,774,924
		Electronics: 0.4%
11,800	@@	Garmin Ltd.	1,100,822
			1,100,822
		Engineering & Construction: 2.4%
77,850		Fluor Corp.	6,824,331
			6,824,331
		Food: 1.1%
50,520		Whole Foods Market, Inc.	3,283,800
			3,283,800
		Healthcare-Products: 5.2%
247,790	L	Medtronic, Inc.	12,510,917
70,540	@	St. Jude Medical, Inc.	2,405,414
			14,916,331
		Healthcare-Services: 3.1%
205,600		UnitedHealth Group, Inc.	$9,038,176
			9,038,176
		Insurance: 0.9%
94,800		Progressive Corp.	2,592,780
			2,592,780
		Internet: 1.3%
10,460	@	Google, Inc.	3,889,237
			3,889,237
		Lodging: 3.0%
12,770	@	Las Vegas Sands Corp.	901,690
127,230	L	Starwood Hotels & Resorts	7,773,753
			8,675,443
		Media: 2.9%
60,070	@	Viacom, Inc.	2,267,643
200,616		Walt Disney Co.	6,118,788
			8,386,431
		Mining: 3.4%
199,410	@@,L	Cameco Corp.	8,271,527
31,050	@@	Cia Vale do Rio Doce ADR	1,446,620
			9,718,147
		Miscellaneous Manufacturing: 1.5%
68,070	L	Danaher Corp.	4,363,968
			4,363,968
		Oil & Gas: 0.8%
49,610	@@	Petro-Canada	2,280,572
			2,280,572
		Oil & Gas Services: 1.9%
73,920		Halliburton Co.	5,513,693
			5,513,693
		Pharmaceuticals: 11.9%
40,660	@,L	Amylin Pharmaceuticals, Inc.	1,847,997
228,380	@@	AstraZeneca PLC ADR	12,090,437
115,440	@,@@,L	Elan Corp. PLC ADR	2,171,426
43,450	@	Gilead Sciences, Inc.	2,490,989
156,450	@@,L	Sanofi-Synthelabo SA ADR	7,395,392
366,170		Schering-Plough Corp.	6,979,200
39,490	@@	Teva Pharmaceutical Industries Ltd. ADR	1,437,831
			34,413,272
		Semiconductors: 3.1%
25,840		Linear Technology Corp.	872,100
120,060	@,@@	Marvell Technology Group Ltd.	5,723,260
98,470	@,L	Nvidia Corp.	2,262,841
			8,858,201
		Software: 8.1%
205,540	@,L	Adobe Systems, Inc.	5,884,610
138,790	@	Autodesk, Inc.	5,050,568
131,600	@,L	Electronic Arts, Inc.	5,536,412
70,200	@@,L	SAP AG ADR	3,694,626
69,720	@,@@	TomTom	3,096,921
			23,263,137

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND	AS OF MAY 31, 2006 (CONTINUED)

Shares				Value
		Telecommunications: 7.0%
77,060	@@	America Movil SA de CV ADR		$2,516,780
101,140	@,L	American Tower Corp.		3,132,306
359,900	@	Cisco Systems, Inc.		7,082,832
167,780		QUALCOMM, Inc.		7,585,330
				20,317,248
		Transportation: 1.8%
65,610	L	United Parcel Service, Inc.		5,284,887
				5,284,887
		Total Common Stock (Cost $256,247,321)		287,317,674

Principal Amount				Value
SHORT-TERM INVESTMENTS: 24.5%
		U.S. Government Agency Obligations: 1.2%
$3,493,547		Federal Home Loan Bank, 4.660%,
		due 06/01/06		3,493,547
		Total U.S. Government Agency Obligations (Cost $3,493,547)		3,493,547
		Securities Lending CollateralCC: 23.3%
67,204,867		The Bank of New York Institutional Cash Reserve Fund		67,204,867
		Total Securities Lending Collateral (Cost $67,204,867)		67,204,867
		Total Short-Term Investments (Cost $70,698,414)		70,698,414
		Total Investments in Securities (Cost $326,945,735)*	124.0%	$358,016,088
		Other Assets and Liabilities-Net	(24.0)	(69,238,165)
		Net Assets	100.0%	$288,777,923

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
*	Cost for federal income tax purposes is $328,271,948.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$42,219,808
	Gross Unrealized Depreciation	(12,475,668)
	Net Unrealized Appreciation	$29,744,140

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 95.3%
		Aerospace/Defense: 1.6%
126,600		Goodrich Corp.	$5,396,958
			5,396,958
		Apparel: 2.9%
40,200	@	Carter’s, Inc.	2,349,288
161,100	@	Coach, Inc.	4,684,788
56,200	@,@@,L	Gildan Activewear, Inc.	2,358,152
			9,392,228
		Banks: 1.1%
44,515		Zions Bancorporation	3,607,050
			3,607,050
		Biotechnology: 0.8%
66,040	@,L	Celgene Corp.	2,737,358
			2,737,358
		Chemicals: 0.7%
58,300		Ecolab, Inc.	2,256,793
			2,256,793
		Coal: 2.2%
114,100		Peabody Energy Corp.	7,112,994
			7,112,994
		Commercial Services: 1.3%
43,300		Corporate Executive Board Co.	4,404,476
			4,404,476
		Computers: 3.0%
98,002	@,L	Micros Systems, Inc.	4,032,782
104,700	@,L	Sandisk Corp.	5,891,469
			9,924,251
		Distribution/Wholesale: 1.4%
69,000	@,L	Wesco International, Inc.	4,536,060
			4,536,060
		Diversified Financial Services: 3.4%
136,700	@,L	E*Trade Financial Corp.	3,317,709
73,500	@,L	Investment Technology Group, Inc.	3,476,550
46,900		Legg Mason, Inc.	4,499,117
			11,293,376
		Electrical Components & Equipment: 1.9%
138,700		Ametek, Inc.	6,328,881
			6,328,881
		Electronics: 1.4%
80,600	@	Thomas & Betts Corp.	4,634,500
			4,634,500
		Energy-Alternate Sources: 0.5%
116,400	@,L	KFX, Inc.	1,641,240
			1,641,240
		Engineering & Construction: 2.3%
115,400	@	McDermott International, Inc.	7,571,394
			7,571,394
		Entertainment: 1.2%
105,900		International Game Technology	$3,942,657
			3,942,657
		Healthcare-Products: 7.4%
82,900		C.R. Bard, Inc.	6,135,429
111,200	@	Gen-Probe, Inc.	6,004,800
80,600	@,L	Hologic, Inc.	3,182,894
95,600	@,L	Kyphon, Inc.	3,794,364
284,800	@,L	PSS World Medical, Inc.	5,058,048
			24,175,535
		Healthcare-Services: 4.6%
171,900	@	Community Health Systems, Inc.	6,480,630
86,820	@	Coventry Health Care, Inc.	4,536,345
71,400	@	Laboratory Corp. of America Holdings	4,238,304
			15,255,279
		Home Furnishings: 0.8%
29,400	L	Harman International Industries, Inc.	2,491,062
			2,491,062
		Household Products/Wares: 1.6%
72,500		Fortune Brands, Inc.	5,365,000
			5,365,000
		Insurance: 1.4%
93,600	@,L	Proassurance Corp.	4,418,856
			4,418,856
		Internet: 1.5%
202,200	@,L	Aquantive, Inc.	5,012,538
			5,012,538
		Lodging: 4.3%
64,800		Harrah’s Entertainment, Inc.	4,927,392
160,300		Hilton Hotels Corp.	4,401,838
66,700	L	Station Casinos, Inc.	4,869,100
			14,198,330
		Machinery-Diversified: 1.5%
71,200		Rockwell Automation, Inc.	4,861,536
			4,861,536
		Miscellaneous Manufacturing: 5.8%
76,300		Cooper Industries Ltd.	6,795,278
90,600		ITT Industries, Inc.	4,724,790
162,600		Roper Industries, Inc.	7,616,184
			19,136,252
		Oil & Gas: 1.6%
103,900		ENSCO International, Inc.	5,193,961
			5,193,961
		Oil & Gas Services: 5.9%
108,500	@	Cameron International Corp.	5,088,650
58,300	@,L	National-Oilwell, Inc.	3,851,298
65,100		Smith International, Inc.	2,666,496
165,800	@,L	Veritas DGC, Inc.	7,830,734
			19,437,178

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Pharmaceuticals: 7.0%
43,100		Allergan, Inc.	$4,086,742
50,600	@	Barr Pharmaceuticals, Inc.	2,666,620
188,100	@	Hospira, Inc.	8,428,761
143,300	@	Medco Health Solutions, Inc.	7,723,870
			22,905,993
		Retail: 7.9%
100,300		Abercrombie & Fitch Co.	5,802,355
118,950		Advance Auto Parts	4,534,374
66,900	@,L	Childrens Place	3,891,573
130,105	@	Office Depot, Inc.	5,408,465
49,800	@,L	Panera Bread Co.	3,225,048
55,300	@,L	Pantry, Inc.	3,196,340
			26,058,155
		Semiconductors: 6.2%
194,300	@,@@,L	ASML Holding NV	3,952,062
151,600	L	Linear Technology Corp.	5,116,500
63,200	@,@@	Marvell Technology Group Ltd.	3,012,744
85,600	@,L	MEMC Electronic Materials, Inc.	2,997,712
201,600		National Semiconductor Corp.	5,177,088
			20,256,106
		Software: 8.2%
112,800	@,L	Adobe Systems, Inc.	3,229,464
79,200	@,L	Ansys, Inc.	3,994,848
89,300	@	Autodesk, Inc.	3,249,627
170,400	@	Citrix Systems, Inc.	6,403,632
69,400	@,L	Dun & Bradstreet Corp.	5,057,178
92,600	@	Intuit, Inc.	5,119,854
			27,054,603
		Telecommunications: 3.9%
445,900	@,L	Arris Group, Inc.	5,359,718
90,000	@,L	NII Holdings, Inc.	4,901,400
178,800	@	Tellabs, Inc.	2,556,841
			12,817,959
		Total Common Stock (Cost $276,321,032)	313,418,559

Principal Amount			Value
SHORT-TERM INVESTMENTS: 28.5%
	Repurchase Agreement: 6.5%
$21,282,000	Morgan Stanley Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $21,284,968 to be received upon repurchase (Collateralized by $20,700,000 Federal National Mortgage Association, (4.25% - 7.25%) Market Value plus accrued interest $21,708,442, due (07/15/07 - 01/15/10)).		$21,282,000
	Total Repurchase Agreement (Cost $21,282,000)		21,282,000
	Securities Lending CollateralCC: 22.0%
72,534,584	The Bank of New York Institutional Cash Reserve Fund		72,534,584
	Total Securities Lending Collateral (Cost $72,534,584)		72,534,584
	Total Short-Term Investments (Cost $93,816,584)		93,816,584
	Total Investments in Securities (Cost $370,137,616)*	123.8%	$407,235,143
	Other Assets and Liabilities-Net	(23.8)	(78,357,774)
	Net Assets	100.0%	$328,877,369

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
*	Cost for federal income tax purposes is $370,171,273.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$44,905,736
	Gross Unrealized Depreciation	(7,841,866)
	Net Unrealized Appreciation	$37,063,870

See Accompanying Notes to Financial Statements

ING OPPORTUNISTIC LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006

Shares				Value
COMMON STOCK: 97.1%
		Aerospace/Defense: 8.9%
1,800		Boeing Co.		$149,850
1,400		General Dynamics Corp.		89,096
1,500		Lockheed Martin Corp.		108,735
2,300		Raytheon Co.		105,455
				453,136
		Agriculture: 2.9%
3,500		Archer-Daniels-Midland Co.		145,495
				145,495
		Airlines: 3.0%
1,900		AMR Corp.		46,854
4,179	@	Continental Airlines, Inc.		103,639
				150,493
		Apparel: 2.6%
600	@	Guess, Inc.		24,876
1,900		Polo Ralph Lauren Corp.		107,350
				132,226
		Chemicals: 1.7%
4,264		Celanese Corp.		84,043
				84,043
		Commercial Services: 4.1%
900		Corporate Executive Board Co.		91,548
1,300		Equifax, Inc.		46,904
1,400		McKesson Corp.		69,300
				207,752
		Computers: 2.8%
4,400		Hewlett-Packard Co.		142,472
				142,472
		Diversified Financial Services: 2.1%
3,700		Charles Schwab Corp.		61,642
2,700	@	TD Ameritrade Holding Corp.		45,900
				107,542
		Engineering & Construction: 3.1%
2,400	@	McDermott International, Inc.		157,464
				157,464
		Food: 2.0%
4,500	@@	Unilever NV		101,835
				101,835
		Insurance: 10.3%
2,200		Chubb Corp.		111,166
2,000		Prudential Financial, Inc.		152,300
1,600		Radian Group, Inc.		97,792
4,650		WR Berkley Corp.		159,821
				521,079
		Investment Companies: 0.7%
271		SPDR Trust Series 1		34,555
				34,555
		Iron/Steel: 1.9%
900		Nucor Corp.		94,743
				94,743
		Machinery-Construction & Mining: 0.7%
400	@	Terex Corp.		36,600
				36,600
		Media: 2.1%
2,100		McGraw-Hill Cos, Inc.		$108,360
				108,360
		Oil & Gas: 6.1%
504		ConocoPhillips		31,898
1,600		ExxonMobil Corp.		97,456
2,100		Frontier Oil Corp.		117,600
500		Occidental Petroleum Corp.		49,545
200		Sunoco, Inc.		13,718
				310,217
		Pharmaceuticals: 10.4%
3,300		AmerisourceBergen Corp.		143,847
1,000	@@	AstraZeneca PLC ADR		52,940
2,800	@@	Biovail Corp.		68,768
1,500		Cardinal Health, Inc.		100,365
7,400	@	King Pharmaceuticals, Inc.		131,572
800		Merck & Co., Inc.		26,632
				524,124
		Retail: 18.3%
3,100		Barnes & Noble, Inc.		118,358
2,400		Best Buy Co., Inc.		127,200
2,500		Claire’s Stores, Inc.		67,925
2,800		Darden Restaurants, Inc.		99,148
1,800		JC Penney Co., Inc.		109,368
4,800		Limited Brands		130,368
3,300		McDonald’s Corp.		109,461
1,100		Nordstrom, Inc.		40,513
5,400		Staples, Inc.		126,846
				929,187
		Semiconductors: 6.1%
3,100	@	Lam Research Corp.		138,849
4,300	@	LSI Logic Corp.		41,839
4,900		National Semiconductor Corp.		125,832
				306,520
		Software: 7.3%
9,800	@	BEA Systems, Inc.		132,888
6,600	@	BMC Software, Inc.		132,990
1,900	@	Intuit, Inc.		105,052
				370,930
		Total Long-Term Investments (Cost $4,766,131)		4,918,773
		Total Investments in Securities (Cost $4,766,131)*	97.1%	$4,918,773
		Other Assets and Liabilities-Net	2.9	146,618
		Net Assets	100.0%	$5,065,391

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $4,768,078.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$313,292
	Gross Unrealized Depreciation	(162,597)
	Net Unrealized Appreciation	$150,695

See Accompanying Notes to Financial Statements

Ing SMALLCAP OPPORTUNITIES FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 97.3%
		Aerospace/Defense: 0.7%
21,900		DRS Technologies, Inc.	$1,166,394
			1,166,394
		Apparel: 2.5%
24,983	@,L	Carter’s, Inc.	1,460,007
26,700	@,L	Crocs, Inc.	611,697
26,000	@,@@	Gildan Activewear, Inc.	1,090,960
49,600	@	Warnaco Group, Inc.	892,304
			4,054,968
		Banks: 2.3%
28,000		East-West Bancorp, Inc.	1,118,600
13,000		Texas Regional Bancshares, Inc.	410,670
62,000		Whitney Holding Corp.	2,240,680
			3,769,950
		Biotechnology: 1.1%
47,700	@,L	Integra LifeSciences Holdings Corp.	1,833,588
			1,833,588
		Building Materials: 0.1%
9,700	@	Goodman Global, Inc.	164,415
			164,415
		Chemicals: 1.8%
29,600		Albemarle Corp.	1,420,800
60,800		UAP Holding Corp.	1,434,880
			2,855,680
		Commercial Services: 6.3%
27,500	@	Advisory Board Co.	1,421,750
22,600	L	Arbitron, Inc.	900,836
9,000	@	Bright Horizons Family Solutions, Inc.	320,400
18,700	L	Chemed Corp.	1,006,995
68,900	@,L	DiamondCluster International, Inc.	657,306
45,300	@,L	FTI Consulting, Inc.	1,195,467
60,300	@	Gaiam, Inc.	1,041,984
48,850	L	Healthcare Services Group	992,144
44,200	@	Huron Consulting Group, Inc.	1,353,846
49,700	@,L	Navigant Consulting, Inc.	1,004,437
12,700	@,L	Resources Connection, Inc.	323,850
			10,219,015
		Computers: 4.5%
28,892	@	Anteon International Corp.	1,589,638
47,200	@,L	Electronics for Imaging	1,105,896
41,500	@,L	Kronos, Inc.	1,660,000
40,465	@	Micros Systems, Inc.	1,665,135
78,900	@,L	Palm, Inc.	1,300,272
			7,320,941
		Distribution/Wholesale: 4.3%
50,000	@,L	Aviall, Inc.	2,357,500
33,600	@	Brightpoint, Inc.	718,368
34,288	@,L	Nuco2, Inc.	916,861
28,950		Pool Corp.	1,250,351
26,000	@	Wesco International, Inc.	1,709,240
			6,952,320
		Diversified Financial Services: 1.6%
19,500	L	International Securities Exchange, Inc.	$796,770
8,700		National Financial Partners Corp.	390,195
29,800		Nuveen Investments, Inc.	1,338,318
			2,525,283
		Electronics: 3.7%
59,600		Keithley Instruments, Inc.	759,900
30,818	@,L	Measurement Specialties, Inc.	842,256
106,400		Symbol Technologies, Inc.	1,262,968
34,400	@	Thomas & Betts Corp.	1,978,000
26,300	@	Trimble Navigation Ltd.	1,208,222
			6,051,346
		Engineering & Construction: 0.7%
23,000	@,L	EMCOR Group, Inc.	1,106,070
			1,106,070
		Entertainment: 0.9%
29,400	@,L	Scientific Games Corp.	1,121,022
9,733	@,L	Shuffle Master, Inc.	354,865
			1,475,887
		Healthcare-Products: 5.7%
34,900	@,L	Arthrocare Corp.	1,474,176
32,700	@,L	DJ Orthopedics, Inc.	1,254,045
33,100	@	Gen-Probe, Inc.	1,787,400
16,000	@	Haemonetics Corp.	808,000
9,133	@,L	Intuitive Surgical, Inc.	1,016,412
48,801	@,L	Kyphon, Inc.	1,936,912
18,800		LCA-Vision, Inc.	1,021,592
			9,298,537
		Healthcare-Services: 3.9%
25,200	@,L	Amedisys, Inc.	900,900
13,800	@	Magellan Health Services, Inc.	558,210
32,700	@	Pediatrix Medical Group, Inc.	1,510,413
65,200	@,L	Psychiatric Solutions, Inc.	1,916,880
21,860	@,L	United Surgical Partners International, Inc.	680,065
15,700	@,L	WellCare Health Plans, Inc.	781,075
			6,347,543
		Housewares: 1.0%
31,900		Toro Co.	1,539,813
			1,539,813
		Insurance: 2.4%
51,200	@@	Aspen Insurance Holdings Ltd.	1,109,504
18,900	@@	Max Re Capital Ltd.	453,600
11,600	@	Philadelphia Consolidated Holding Co.	384,540
42,553	@,L	ProAssurance Corp.	2,008,927
			3,956,571
		Internet: 4.4%
72,000	@	24/7 Real Media, Inc.	601,200
34,809	@	Digital Insight Corp.	1,126,071
26,300	@,L	F5 Networks, Inc.	1,276,076
6,300	@	NutriSystem, Inc.	427,896
72,100	@,L	Openwave Systems, Inc.	1,019,494
117,100	@,L	Sapient Corp.	626,485

See Accompanying Notes to Financial Statements

Ing SMALLCAP OPPORTUNITIES FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Internet (continued)
90,100	@,L	Valueclick, Inc.	$1,419,976
20,500	@,L	WebEx Communications, Inc.	673,425
			7,170,623
		Iron/Steel: 1.6%
23,300		Allegheny Technologies, Inc.	1,482,579
14,800	L	Cleveland-Cliffs, Inc.	1,089,576
			2,572,155
		Leisure Time: 0.5%
17,700	@,L	Life Time Fitness, Inc.	809,775
			809,775
		Lodging: 0.6%
88,400	@,L	Red Lion Hotels Corp.	1,014,832
			1,014,832
		Machinery-Construction & Mining: 0.2%
15,000		JLG Industries, Inc.	326,250
			326,250
		Machinery-Diversified: 2.0%
7,000	@,L	Middleby Corp.	625,310
23,400		Nordson Corp.	1,091,610
41,500		Wabtec Corp.	1,451,255
			3,168,175
		Metal Fabricate/Hardware: 0.7%
24,200	@,L	NS Group, Inc.	1,208,064
			1,208,064
		Mining: 0.3%
98,000	L	Coeur d’Alene Mines Corp.	468,440
			468,440
		Miscellaneous Manufacturing: 0.3%
10,000	@,L	Ceradyne, Inc.	436,700
			436,700
		Oil & Gas: 4.5%
23,800	L	Cabot Oil & Gas Corp.	1,044,106
63,000	@,L	EXCO Resources, Inc.	756,000
8,000		Holly Corp.	667,440
56,100	@,L	McMoRan Exploration Co.	949,773
15,000	@	Plains Exploration & Production Co.	535,500
37,700	@	Southwestern Energy Co.	1,217,710
36,200	@,L	Unit Corp.	2,169,104
			7,339,633
		Oil & Gas Services: 4.1%
52,900	@	Dresser-Rand Group, Inc.	1,278,064
29,300	@,L	FMC Technologies, Inc.	1,955,482
23,700	@,L	Helix Energy Solutions	840,402
18,700	@,L	Oil States International, Inc.	649,638
59,100	@,L	Superior Energy Services	1,944,390
			6,667,976
		Packaging & Containers: 0.6%
15,200	L	Greif, Inc.	963,680
			963,680
		Pharmaceuticals: 5.5%
60,600	@,L	Alkermes, Inc.	$1,201,092
32,800	@,L	Amylin Pharmaceuticals, Inc.	1,490,760
52,900	@	Cubist Pharmaceuticals, Inc.	1,252,143
46,800	@,L	First Horizon Pharmaceutical Corp.	987,948
65,300	@,L	HealthExtras, Inc.	1,961,612
13,000	@,L	Neurocrine Biosciences, Inc.	256,230
38,600	@,L	Onyx Pharmaceuticals, Inc.	771,614
20,000	@,L	United Therapeutics Corp.	963,200
			8,884,599
		Real Estate Investment Trusts: 0.9%
70,300	L	Omega Healthcare Investors, Inc.	866,799
20,000		Sunstone Hotel Investors, Inc.	554,000
			1,420,799
		Retail: 5.9%
26,900	@,L	Burger King Holdings, Inc.	503,030
47,900	L	Cash America International, Inc.	1,473,883
16,400	@,L	Childrens Place	953,988
39,900	@,L	GameStop Corp.	1,713,306
57,400	@,L	Morton’s Restaurant Group, Inc.	879,942
65,049	@,L	Pacific Sunwear of California	1,427,826
19,200	L	Ruby Tuesday, Inc.	533,952
34,275	@	Sonic Corp.	748,566
22,500	@,L	Tractor Supply Co.	1,251,225
			9,485,718
		Savings & Loans: 0.8%
88,500	L	NewAlliance Bancshares, Inc.	1,245,195
			1,245,195
		Semiconductors: 6.5%
76,000	@,L	Actel Corp.	1,054,880
127,700	@	Entegris, Inc.	1,236,136
30,000	@,L	Formfactor, Inc.	1,162,200
63,700	@	Integrated Device Technology, Inc.	913,458
46,700	@,L	Micrel, Inc.	525,842
50,000	@,L	Microsemi Corp.	1,199,000
38,300	@	Power Integrations, Inc.	674,846
74,000	@,L	Semtech Corp.	1,238,760
53,000	@,L	Tessera Technologies, Inc.	1,496,720
31,500	@,L	Varian Semiconductor Equipment Associates, Inc.	974,925
			10,476,767
		Software: 7.3%
79,200	@	Activision, Inc.	1,035,144
34,800	@	Ansys, Inc.	1,755,312
38,200	@,L	Filenet Corp.	995,110
22,400		Global Payments, Inc.	1,043,392
94,200	@,L	Informatica Corp.	1,324,452
56,400		MoneyGram International, Inc.	1,972,872
52,600	@	Progress Software Corp.	1,224,528
54,300	@,L	THQ, Inc.	1,266,819
57,931	@,L	Witness Systems, Inc.	1,195,696
			11,813,325
		Storage/Warehousing: 1.0%
49,400	@,L	Mobile Mini, Inc.	1,548,690
			1,548,690

See Accompanying Notes to Financial Statements

Ing SMALLCAP OPPORTUNITIES FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Telecommunications: 3.0%
90,100	@	Arris Group, Inc.	$1,083,002
117,645	@,L	Powerwave Technologies, Inc.	1,151,745
69,700	@	SBA Communications Corp.	1,595,433
77,000	@,L	Tekelec	1,111,110
			4,941,290
		Transportation: 3.1%
44,000		Forward Air Corp.	1,646,480
38,000	@,L	HUB Group, Inc.	1,798,160
52,500	L	Knight Transportation, Inc.	999,600
18,800	@	PHI, Inc.	653,860
			5,098,100
		Total Common Stock (Cost $134,162,745)	157,699,107

Principal Amount			Value

SHORT-TERM INVESTMENTS: 29.7%
	Repurchase Agreement: 2.1%
$3,503,000	Morgan Stanley Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $3,503,488 to be received upon repurchase (Collateralized by $3,850,000 Federal National Mortgage Association, 4.375%, Market Value plus accrued interest $3,598,404, due 10/15/15).		3,503,000
	Total Repurchase Agreement (Cost $3,503,000)		3,503,000
	Securities Lending CollateralCC: 27.6%
44,709,179	The Bank of New York Institutional Cash Reserve Fund		44,709,179
	Total Securities Lending Collateral (Cost $44,709,179)		44,709,179
	Total Short-Term Investments (Cost $48,212,179)		48,212,179
	Total Investments in Securities (Cost $182,374,924)*	127.0%	$205,911,286
	Other Assets and Liabilities-Net	(27.0)	(43,819,408)
	Net Assets	100.0%	$162,091,878

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
*	Cost for federal income tax purposes is $182,480,884.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$28,771,603
	Gross Unrealized Depreciation	(5,341,201)
	Net Unrealized Appreciation	$23,430,402

See Accompanying Notes to Financial Statements

Ing FINANCIAL SERVICES FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 98.6%
		Banks: 26.8%
106,000		Associated Banc-Corp.	$3,504,360
320,107		Bank of America Corp.	15,493,179
267,939		Bank of New York	8,903,613
162,000		Prosperity Bancshares, Inc.	5,230,980
364,019		US Bancorp.	11,237,267
188,387		Wachovia Corp.	10,078,705
262,695		Wells Fargo & Co.	17,435,067
72,986		Zions Bancorporation	5,914,056
			77,797,227
		Diversified Financial Services: 39.2%
113,291	@	Affiliated Managers Group	10,218,848
96,808		American Express Co.	5,262,483
97,166		Capital One Financial Corp.	8,042,430
55,700		CIT Group, Inc.	2,862,980
352,800		Citigroup, Inc.	17,393,040
219,374		Countrywide Financial Corp.	8,397,637
105,526		Fannie Mae	5,249,919
61,080		Franklin Resources, Inc.	5,494,146
85,117		Freddie Mac	5,110,425
57,273		Goldman Sachs Group, Inc.	8,645,359
314,198		JPMorgan Chase & Co.	13,397,403
44,632		Lehman Brothers Holdings, Inc.	2,972,938
148,854		Merrill Lynch & Co., Inc.	10,778,518
151,665		Morgan Stanley	9,042,267
41,400	@	TD Ameritrade Holding Corp.	703,800
			113,572,193
		Home Builders: 1.4%
151,680		DR Horton, Inc.	3,998,285
			3,998,285
		Insurance: 28.4%
138,345	@@	ACE Ltd.	7,162,121
121,200		Aflac, Inc.	5,672,160
184,871		American International Group, Inc.	11,240,157
243,800	@@	Axis Capital Holdings Ltd.	6,387,560
185,400	@	Conseco, Inc.	4,466,286
169,500	@@	Endurance Specialty Holdings Ltd.	5,178,225
247,299		Genworth Financial, Inc.	8,282,044
66,436		Hartford Financial Services Group, Inc.	5,842,382
71,400	@@	IPC Holdings Ltd.	1,740,732
57,915		Lincoln National Corp.	3,253,665
60,900		Metlife, Inc.	3,134,523
74,650		PMI Group, Inc.	3,396,575
72,188		Prudential Financial, Inc.	5,497,116
56,286		Radian Group, Inc.	3,440,200
141,505		St. Paul Cos.	6,229,050
44,300	@@	Willis Group Holdings Ltd.	1,539,425
			82,462,221
		Real Estate Investment Trusts: 1.1%
146,706		KKR Financial Corp.	3,161,514
			3,161,514
		Software: 1.7%
52,634		First Data Corp.	$2,426,954
55,400	@	Mastercard, Inc.	2,489,672
			4,916,626
		Total Common Stock (Cost $222,360,184)	285,908,066

Principal Amount			Value

SHORT-TERM INVESTMENTS: 1.1%
	Repurchase Agreement: 1.1%
$3,184,000	Goldman Sachs Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $3,184,444 to be received upon repurchase (Collateralized by $3,241,000 Federal Home Loan Mortgage Corporation, 4.625%, Market Value plus accrued interest $3,248,218, due 02/21/08).		3,184,000
	Total Short-Term Investments (Cost $3,184,000)		3,184,000
	Total Investments in Securities (Cost $225,544,184)*	99.7%	$289,092,066
	Other Assets and Liabilities-Net	0.3	998,062
	Net Assets	100.0%	$290,090,128

@	Non-income producing security
@@	Foreign Issuer
*	Cost for federal income tax purposes is $225,708,949.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$69,826,216
	Gross Unrealized Depreciation	(6,443,099)
	Net Unrealized Appreciation	$63,383,117

See Accompanying Notes to Financial Statements

Ing LARGECAP VALUE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 97.7%
		Agriculture: 2.5%
18,070		Altria Group, Inc.	$1,307,365
			1,307,365
		Auto Manufacturers: 7.8%
261,400		Ford Motor Co.	1,871,624
81,420		General Motors Corp.	2,192,641
			4,064,265
		Auto Parts & Equipment: 1.1%
330,390		Delphi Corp.	568,271
			568,271
		Banks: 1.4%
18,630		Fifth Third Bancorp	707,940
			707,940
		Computers: 8.9%
37,100		Electronic Data Systems Corp.	909,692
11,620		International Business Machines Corp.	928,438
24,280	@	Lexmark International, Inc.	1,390,030
122,581	@	Sun Microsystems, Inc.	571,227
128,760	@	Unisys Corp.	847,241
			4,646,628
		Diversified Financial Services: 4.1%
8,200		Citigroup, Inc.	404,260
40,830		JPMorgan Chase & Co.	1,740,991
			2,145,251
		Food: 10.8%
56,653		Albertson’s, Inc.	1,450,883
11,860		Kraft Foods, Inc.	392,566
76,730		Kroger Co.	1,543,040
84,710		Safeway, Inc.	1,997,462
14,930		Sara Lee Corp.	253,362
			5,637,313
		Healthcare-Services: 2.1%
139,570	@	Tenet Healthcare Corp.	1,105,394
			1,105,394
		Insurance: 2.4%
11,010		Loews Corp.	374,120
4,690		Marsh & McLennan Cos., Inc.	131,461
16,740		Nationwide Financial Services	724,842
			1,230,423
		Media: 5.5%
27,600		Gannett Co., Inc.	1,490,676
45,780		Tribune Co.	1,366,075
			2,856,751
		Miscellaneous Manufacturing: 3.2%
69,860		Eastman Kodak Co.	1,684,325
			1,684,325
		Office/Business Equipment: 3.2%
120,500	@	Xerox Corp.	1,654,465
			1,654,465
		Pharmaceuticals: 17.6%
87,440		Bristol-Myers Squibb Co.	$2,146,652
62,600		Merck & Co., Inc.	2,083,954
85,530		Pfizer, Inc.	2,023,640
107,810		Schering-Plough Corp.	2,054,859
19,170		Wyeth	876,836
			9,185,941
		Pipelines: 1.1%
36,210		El Paso Corp.	563,790
			563,790
		Semiconductors: 6.1%
108,990		Intel Corp.	1,964,000
71,670	@	Micron Technology, Inc.	1,186,855
			3,150,855
		Software: 1.5%
34,740		Microsoft Corp.	786,861
			786,861
		Telecommunications: 16.0%
69,930		AT&T, Inc.	1,822,376
55,760	@	Avaya, Inc.	658,526
70,280		BellSouth Corp.	2,373,356
587,190	@	Lucent Technologies, Inc.	1,497,335
63,140		Verizon Communications, Inc.	1,970,596
			8,322,189
		Toys/Games/Hobbies: 2.4%
73,190		Mattel, Inc.	1,230,324
			1,230,324
	Total Investments in Securities (Cost $50,903,804)*	97.7%	$50,848,351
	Other Assets and Liabilities-Net	2.3	1,182,688
	Net Assets	100.0%	$52,031,039

@	Non-income producing security
*	Cost for federal income tax purposes is the same as for financial statement purposes.
	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$4,262,232
	Gross Unrealized Depreciation	(4,317,685)
	Net Unrealized Depreciation	$(55,453)

See Accompanying Notes to Financial Statements

Ing MAGNACAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 98.8%
		Aerospace/Defense: 1.1%
63,800		United Technologies Corp.	$3,988,776
			3,988,776
		Agriculture: 2.9%
141,700		Altria Group, Inc.	10,251,995
			10,251,995
		Apparel: 1.0%
46,500		Nike, Inc.	3,734,415
			3,734,415
		Banks: 10.3%
363,900		Bank of America Corp.	17,612,760
184,300		Bank of New York	6,124,289
135,200		Wells Fargo & Co.	8,973,224
52,800		Zions Bancorporation	4,278,384
			36,988,657
		Beverages: 2.2%
111,700		Coca-Cola Co.	4,918,151
45,100		Molson Coors Brewing Co.	2,921,578
			7,839,729
		Biotechnology: 0.6%
57,200	@	Charles River Laboratories International, Inc.	2,290,288
			2,290,288
		Building Materials: 2.1%
40,800		Florida Rock Industries, Inc.	2,146,080
319,100	@	Goodman Global, Inc.	5,408,745
			7,554,825
		Chemicals: 3.0%
56,800		Air Products & Chemicals, Inc.	3,683,480
70,800		Ashland, Inc.	4,425,000
137,900		Celanese Corp.	2,718,009
			10,826,489
		Coal: 1.7%
100,200		Peabody Energy Corp.	6,246,468
			6,246,468
		Computers: 2.5%
45,700		International Business Machines Corp.	3,651,430
222,500	@,L	Seagate Technology, Inc.	5,195,375
			8,846,805
		Cosmetics/Personal Care: 1.0%
67,600		Procter & Gamble Co.	3,667,300
			3,667,300
		Distribution/Wholesale: 0.7%
38,000	@,L	Wesco International, Inc.	2,498,120
			2,498,120
		Diversified Financial Services: 14.4%
88,366		Capital One Financial Corp.	7,314,054
236,800		Citigroup, Inc.	11,674,240
127,200		Countrywide Financial Corp.	4,869,216
105,900		Freddie Mac	6,358,236
188,300		JPMorgan Chase & Co.	$8,029,112
108,200	L	Merrill Lynch & Co., Inc.	7,834,762
93,200		Morgan Stanley	5,556,584
			51,636,204
		Electric: 3.0%
245,800	@	Mirant Corp.	6,115,504
114,600		Pacific Gas & Electric Co.	4,547,328
			10,662,832
		Electronics: 2.0%
445,400	@,@@,L	Flextronics International Ltd.	5,015,204
39,400	@	Thomas & Betts Corp.	2,265,500
			7,280,704
		Energy-Alternate Sources: 1.2%
307,700	@,L	KFX, Inc.	4,338,570
			4,338,570
		Engineering & Construction: 0.9%
255,000	@@	ABB Ltd. ADR	3,218,100
			3,218,100
		Entertainment: 0.9%
176,100	L	Regal Entertainment Group	3,411,057
			3,411,057
		Environmental Control: 1.0%
200,800	@	Nalco Holding Co.	3,455,768
			3,455,768
		Food: 1.0%
131,634	@,L	Smithfield Foods, Inc.	3,660,742
			3,660,742
		Gas: 1.0%
81,800		Sempra Energy	3,678,546
			3,678,546
		Healthcare-Services: 1.2%
122,500	@,L	LifePoint Hospitals, Inc.	4,327,925
			4,327,925
		Insurance: 8.5%
66,700	@@	ACE Ltd.	3,453,059
74,600		American International Group, Inc.	4,535,680
139,000	@@	Axis Capital Holdings Ltd.	3,641,800
185,800	@,L	Conseco, Inc.	4,475,922
171,600		Genworth Financial, Inc.	5,746,884
96,600	L	Metlife, Inc.	4,972,002
83,400		St. Paul Cos.	3,671,268
			30,496,615
		Lodging: 2.7%
64,700		Harrah’s Entertainment, Inc.	4,919,788
58,500	@,@@,L	Kerzner International Ltd.	4,638,465
			9,558,253
		Media: 2.3%
149,900		Time Warner, Inc.	2,579,779
149,450		CBS Corp.	3,872,250
43,650	@	Viacom, Inc. - Class B	1,647,788
			8,099,817

See Accompanying Notes to Financial Statements

ING MAGNACAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Mining: 0.8%
96,100		Alcoa, Inc.	$3,048,292
			3,048,292
		Miscellaneous Manufacturing: 2.6%
162,500		General Electric Co.	5,567,250
77,000	L	Illinois Tool Works, Inc.	3,823,050
			9,390,300
		Office/Business Equipment: 0.8%
220,300	@,L	Xerox Corp.	3,024,719
			3,024,719
		Oil & Gas: 10.3%
227,600		ExxonMobil Corp.	13,863,116
77,000	L	Global Santa Fe Corp.	4,630,010
28,900	L	Hess Corp.	4,335,000
149,200	@	Newfield Exploration Co.	6,375,316
216,600	@,L	Plains Exploration & Production Co.	7,732,620
			36,936,062
		Oil & Gas Services: 2.6%
181,000	@	Dresser-Rand Group, Inc.	4,372,960
96,800	@	Weatherford International Ltd.	5,037,472
			9,410,432
		Pharmaceuticals: 4.3%
528,200		Pfizer, Inc.	12,497,212
63,300		Wyeth	2,895,342
			15,392,554
		Real Estate Investment Trusts: 0.7%
120,900		KKR Financial Corp.	2,605,395
			2,605,395
		Retail: 1.0%
109,500		McDonald’s Corp.	3,632,115
			3,632,115
		Semiconductors: 1.1%
400,000	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,788,000
			3,788,000
		Software: 0.7%
111,400		Microsoft Corp.	2,523,210
			2,523,210
		Telecommunications: 4.7%
309,300	L	AT&T, Inc.	8,060,358
80,500		BellSouth Corp.	2,718,485
469,000	@,L	Qwest Communications International, Inc.	3,287,690
86,500		Verizon Communications, Inc.	2,699,663
			16,766,196
		Total Common Stock (Cost $317,921,024)	355,076,275

Principal Amount			Value
SHORT-TERM INVESTMENTS: 17.5%
	Repurchase Agreement: 1.7%
$6,101,000	Goldman Sachs Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $6,101,851 to be received upon repurchase (Collateralized by $6,210,000 Federal Home Loan Mortgage Corporation, 4.625%, Market Value plus accrued interest $6,223,831, due 02/21/08).		$6,101,000
	Total Repurchase Agreement (Cost $6,101,000)		6,101,000
	Securities Lending CollateralCC: 15.8%
56,802,613	The Bank of New York Institutional Cash Reserve Fund		56,802,613
	Total Securities Lending Collateral (Cost $56,802,613)		56,802,613
	Total Short-Term Investments (Cost $62,903,613)		62,903,613
	Total Investments in Securities (Cost $380,824,637)*	116.3%	$417,979,888
	Other Assets and Liabilities-Net	(16.3)	(58,582,917)
	Net Assets	100.0%	$359,396,971

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
*	Cost for federal income tax purposes is $380,962,779.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$45,332,625
	Gross Unrealized Depreciation	(8,315,516)
	Net Unrealized Appreciation	$37,017,109

See Accompanying Notes to Financial Statements

Portfolio of Investments
ING MIDCAP VALUE FUND	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 99.2%
		Auto Parts & Equipment: 18.6%
99,060		American Axle & Manufacturing Holdings, Inc.	$1,736,522
196,910		ArvinMeritor, Inc.	3,302,181
133,700		Cooper Tire & Rubber Co.	1,521,506
381,310	L	Dana Corp.	953,275
1,010,570	L	Delphi Corp.	1,738,180
194,990	@,L	Goodyear Tire & Rubber Co.	2,480,273
119,460	L	Lear Corp.	2,831,202
458,035	@,L	Visteon Corp.	3,398,620
			17,961,759
		Banks: 4.1%
75,300	@@	Popular, Inc.	1,458,561
337,900	@@	W Holding Co., Inc.	2,520,734
			3,979,295
		Beverages: 0.8%
12,600		Molson Coors Brewing Co.	816,228
			816,228
		Chemicals: 8.2%
298,760		Chemtura Corp.	2,936,811
123,500	@,L	Huntsman Corp.	2,315,625
132,500	L	Sensient Technologies Corp.	2,673,850
			7,926,286
		Commercial Services: 1.5%
78,346	@	Convergys Corp.	1,460,369
			1,460,369
		Computers: 9.1%
705,400	@,L	Gateway, Inc.	1,213,288
42,400	@	Lexmark International, Inc.	2,427,400
33,980	@	Synopsys, Inc.	694,211
676,150	@,L	Unisys Corp.	4,449,067
			8,783,966
		Diversified Financial Services: 0.5%
41,740	L	Friedman Billings Ramsey Group, Inc.	438,687
			438,687
		Electric: 1.2%
205,540	@	Dynegy, Inc.	1,085,251
4,390	@	Mirant Corp.	109,223
			1,194,474
		Electronics: 10.7%
219,680	@	Kemet Corp.	2,100,141
774,810	@	Sanmina-SCI Corp.	3,641,607
1,291,672	@	Solectron Corp.	4,598,352
			10,340,100
		Food: 15.6%
149,800	L	Albertson’s, Inc.	3,836,378
170,530		Del Monte Foods Co.	2,019,075
91,741	L	Pilgrim’s Pride Corp.	2,479,759
166,080		Safeway, Inc.	3,916,166
153,400		Tyson Foods, Inc.	2,455,934
818,464	@,L	Winn-Dixie Stores, Inc.	319,201
			15,026,513
		Healthcare-Services: 4.1%
497,060	@, L	Tenet Healthcare Corp.	$3,936,715
			3,936,715
		Home Furnishings: 1.3%
13,904	L	Whirlpool Corp.	1,250,248
			1,250,248
		Household Products/Wares: 3.4%
144,100	L	American Greetings	3,240,809
			3,240,809
		Insurance: 1.8%
19,900		Nationwide Financial Services	861,670
63,070		Phoenix Cos., Inc.	894,333
			1,756,003
		Media: 3.1%
56,730	L	McClatchy Co.	2,552,283
18,800		New York Times Co.	454,208
			3,006,491
		Office/Business Equipment: 1.0%
71,770		IKON Office Solutions, Inc.	927,268
			927,268
		Semiconductors: 4.9%
229,569	@	Agere Systems, Inc.	3,422,874
80,743	@	Micron Technology, Inc.	1,337,104
			4,759,978
		Software: 1.1%
24,100	@	Mastercard, Inc.	1,083,054
			1,083,054
		Telecommunications: 8.2%
295,650	@,L	3Com Corp.	1,333,382
994,030	@	Cincinnati Bell, Inc.	3,866,777
434,090	@,L	Utstarcom, Inc.	2,769,494
			7,969,653
		Total Common Stock (Cost $116,418,407)	95,857,896
WARRANTS: 0.1%
		Electric: 0.1%
14,097	L	Mirant Corp.	129,693
		Total Warrants (Cost $502,410)	129,693
		Total Long-Term Investments (Cost $116,920,817)	95,987,589

See Accompanying Notes to Financial Statements

Portfolio of Investments
ING MIDCAP VALUE FUND	AS OF MAY 31, 2006 (continued)

Principal Amount				Value
SHORT-TERM INVESTMENTS: 28.6%

	U.S. Government Agency Obligations: 0.7%
$643,917	Federal Home Loan Bank, 4.660%, due 06/01/06			$643,917
	Total U.S. Government Agency Obligations (Cost $643,917)			643,917

	Securities Lending CollateralCC:	27.9%
26,958,800	The Bank of New York Institutional Cash Reserve Fund			26,958,800
	Total Securities Lending Collateral (Cost $26,958,800)			26,958,800
	Total Short-Term Investments (Cost $27,602,717)			27,602,717
	Total Investments in Securities (Cost $144,523,534)*		127.9%	$123,590,306
	Other Assets and Liabilities-Net		(27.9)	(26,980,435)
	Net Assets		100.0%	$96,609,871

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
*	Cost for federal income tax purposes is the same as for financial statement purposes.
	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$6,395,831
	Gross Unrealized Depreciation	(27,329,059)
	Net Unrealized Depreciation	$(20,933,228)

See Accompanying Notes to Financial Statements

Portfolio of Investments
Ing MIDCAP VALUE CHOICE FUND	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 77.9%
		Aerospace/Defense: 0.6%
24,500	@	Orbital Sciences Corp.	$367,255
			367,255
		Agriculture: 0.5%
8,800		Archer-Daniels-Midland Co.	365,816
			365,816
		Chemicals: 4.4%
24,600		Aceto Corp.	188,436
119,800	@,L	Mosaic Co.	1,864,088
47,900		Sensient Technologies Corp.	966,622
			3,019,146
		Commercial Services: 0.9%
9,900	@@	Toppan Printing Co., Ltd. ADR	620,351
			620,351
		Cosmetics/Personal Care: 1.9%
5,200	@@,L	Kao Corp. ADR	1,296,405
			1,296,405
		Distribution/Wholesale: 1.9%
12,000		CDW Corp.	671,160
17,600	@	Tech Data Corp.	638,880
			1,310,040
		Electric: 13.4%
18,700		Alliant Energy Corp.	643,280
19,100		Ameren Corp.	945,259
19,100		American Electric Power Co., Inc.	654,557
25,500	L	DTE Energy Co.	1,030,710
24,500	@@	Energias de Portugal SA ADR	902,090
24,600		Idacorp, Inc.	821,886
6,300	@@	Korea Electric Power Corp. ADR	127,827
23,400	@,L	NRG Energy, Inc.	1,164,150
54,900	L	PNM Resources, Inc.	1,387,323
1,100		Progress Energy, Inc.	46,244
65,500		Puget Energy, Inc.	1,387,945
			9,111,271
		Electronics: 2.1%
6,600	@@,L	Kyocera Corp. ADR	551,100
12,900	@,L	OSI Systems, Inc.	256,839
29,600	@@,#	Samsung SDI Co., Ltd. GDR	624,427
			1,432,366
		Engineering & Construction: 0.4%
9,100	@	Shaw Group, Inc.	242,424
			242,424
		Environmental Control: 1.2%
70,200	@,L	Allied Waste North America, Inc.	837,486
			837,486
		Food: 10.7%
13,800		Albertson’s, Inc.	353,418
50,500		ConAgra Foods, Inc.	1,141,300
2,300	@@	Industrias Bachoco SA de CV ADR	46,345
67,600		Kroger Co.	1,359,436
29,700		Sara Lee Corp.	504,009
35,300	@	Smithfield Foods, Inc.	981,693
178,400		Tyson Foods, Inc.	2,856,184
			7,242,385
		Forest Products & Paper: 3.6%
18,200		Bowater, Inc.	$421,148
29,900	@	Buckeye Technologies, Inc.	233,519
122,000	@@,L	Domtar, Inc.	799,100
72,400	L	Wausau-Mosinee Paper Corp.	967,988
			2,421,755
		Home Builders: 0.2%
11,100	@@	Sekisui House Ltd. ADR	155,941
			155,941
		Insurance: 1.1%
4,200		AON Corp.	149,730
18,400	@,L	CNA Financial Corp.	599,472
			749,202
		Machinery-Construction & Mining: 0.0%
300	@@,L	Komatsu Ltd. ADR	23,923
			23,923
		Machinery-Diversified: 5.5%
112,400	@	AGCO Corp.	2,749,304
2,700		Alamo Group, Inc.	58,698
3,800	@@	CNH Global NV	94,164
15,700	L	Lindsay Manufacturing Co.	346,185
700	@@	Metso Oyj ADR	25,025
14,100	L	Tecumseh Products Co.	306,111
3,400		Tennant Co.	168,810
			3,748,297
		Media: 1.9%
48,100	@,L	Scholastic Corp.	1,265,992
			1,265,992
		Mining: 19.8%
13,900	@@,L	Alumina Ltd. ADR	281,892
29,400	@@	Anglo American PLC ADR	592,113
44,750	@@,L	Anglogold Ashanti Ltd. ADR	2,068,793
125,500	@,@@,L	Apex Silver Mines Ltd.	1,750,725
12,200	@,@@	Banro Corp.	135,420
77,495	@@	Barrick Gold Corp.	2,372,122
351,000	@,@@	Bema Gold Corp.	1,909,440
64,100	@,@@,L	Crystallex International Corp.	267,297
79,600	@,@@	Eldorado Gold Corp.	400,388
84,700	@,@@	Entree Gold, Inc.	100,793
9,000	@@	Falconbridge Ltd.	450,630
14,400	@,@@	Gammon Lake Resources, Inc.	184,032
5,800	@@	Impala Platinum Holdings Ltd. ADR	248,820
46,400	@,@@,L	Lihir Gold Ltd. ADR	2,051,344
26,700	@,@@	Novagold Resources, Inc.	338,823
47,800	@,@@	Orezone Resources, Inc.	83,650
115,600	@,@@	RIO Narcea Gold Mines Ltd.	224,264
			13,460,546
		Oil & Gas: 0.3%
796		Kerr-McGee Corp.	85,053
2,500	@@	Nexen, Inc.	140,125
			225,178
		Oil & Gas Services: 1.6%
18,100	@@	Technip SA ADR	1,086,905
			1,086,905

See Accompanying Notes to Financial Statements

Portfolio of Investments
Ing MIDCAP VALUE CHOICE FUND	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Real Estate Investment Trusts: 0.6%
55,500	L	MFA Mortgage Investments, Inc.	$376,290
			376,290
		Telecommunications: 1.3%
40,500	@@	KT Corp. ADR	893,025
			893,025
		Transportation: 3.3%
34,100	L	Genco Shipping & Trading Ltd.	572,198
59,500	@@,L	Navios Maritime Holdings, Inc.	268,345
7,769	@@	TNT NV ADR	286,676
12,000		Union Pacific Corp.	1,113,600
			2,240,819
		Water: 0.7%
20,700	@@,L	Cia de Saneamento Basico do Estado de Sao Paulo ADR	460,575
			460,575
		Total Common Stock (Cost $46,232,118)	52,953,393

Principal Amount			Value
CONVERTIBLE CORPORATE BONDS: 14.2%

		Aerospace/Defense: 2.1%
$1,401,000	C	EDO Corp., 4.000%, due 11/15/25	1,420,264
			1,420,264
		Airlines: 0.8%
640,000	C	JetBlue Airways Corp., 3.500%, due 07/15/33	573,600
			573,600
		Auto Parts & Equipment: 2.6%
3,637,000	C	Lear Corp., 4.740%, due 02/20/22	1,754,853
			1,754,853
		Computers: 0.4%
290,000	C	Quantum Corp., 4.375%, due 08/01/10	272,600
			272,600
		Electrical Components & Equipment: 1.9%
1,754,000	C	GrafTech International Ltd., 1.625%, due 01/15/24	1,289,190
			1,289,190
		Electronics: 0.2%
172,000	C	FEI Co., 5.500%, due 08/15/08	171,785
			171,785
		Environmental Control: 0.9%
652,000	C	Allied Waste North America, Inc., 4.250%, due 04/15/34	611,250
			611,250
		Media: 1.7%
$1,172,000	C	EchoStar Communications Corp., 5.750%, due 05/15/08	$1,158,815
			1,158,815
		Mining: 0.4%
379,000	@@,L,C	Apex Silver Mines Ltd., 2.875%, due 03/15/24	279,986
			279,986
		Semiconductors: 2.4%
655,000	L,C	Axcelis Technologies, Inc., 4.250%, due 01/15/07	649,269
262,000	L,C	Brooks Automation, Inc., 4.750%, due 06/01/08	255,450
352,000	C	International Rectifier Corp., 4.250%, due 07/15/07	345,840
356,000	C	Triquint Semiconductor, Inc., 4.000%, due 03/01/07	351,547
			1,602,106
		Telecommunications: 0.8%
617,000	C	Adaptec, Inc., 0.750%, due 12/22/23	535,248
			535,248
		Total Convertible Corporate Bonds (Cost $9,492,388)	9,669,697
		Total Long-Term Investments (Cost $55,724,506)	62,623,090

SHORT-TERM INVESTMENTS: 25.9%
	U.S. Government Agency Obligation: 6.5%
4,450,424	Federal Home Loan Bank, 4.660%, due 06/01/06		4,450,424
	Total U.S. Government Agency Obligation (Cost $4,450,424)		4,450,424
	Securities Lending CollateralCC: 19.4%
13,171,185	The Bank of New York Institutional Cash Reserve Fund		13,171,185
	Total Securities Lending Collateral (Cost $13,171,185)		13,171,185
	Total Short-Term Investments (Cost $17,621,609)		17,621,609
	Total Investments in Securities (Cost $73,346,115)*	118.0%	$80,244,699
	Other Assets and Liabilities-Net	(18.0)	(12,220,697)
	Net Assets	100.0%	$68,024,002

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements

Portfolio of Investments
Ing MIDCAP VALUE CHOICE FUND	AS OF MAY 31, 2006 (CONTINUED)

#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
*	Cost for federal income tax purposes is $73,385,242.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$7,580,939
Gross Unrealized Depreciation	(721,482)
Net Unrealized Appreciation	$6,859,457

See Accompanying Notes to Financial Statements

Portfolio of Investments
Ing SMALLCAP VALUE FUND	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 100.0%
		Auto Parts & Equipment: 23.1%
104,470		American Axle & Manufacturing Holdings, Inc.	$1,831,359
157,637		ArvinMeritor, Inc.	2,643,572
120,270		Cooper Tire & Rubber Co.	1,368,673
261,100	L	Dana Corp.	652,750
181,739	@,L	Goodyear Tire & Rubber Co.	2,311,720
101,860	L	Lear Corp.	2,414,082
104,090	L	Superior Industries International	1,914,215
422,360	@,L	Visteon Corp.	3,133,911
			16,270,282
		Banks: 2.2%
105,590	@@,L	First Bancorp Puerto Rico	1,122,422
61,300	@@	W Holding Co., Inc.	457,298
			1,579,720
		Chemicals: 6.8%
98,105	@@,L	Innospec, Inc.	2,369,236
88,390	L	Sensient Technologies Corp.	1,783,710
143,620		Wellman, Inc.	627,619
			4,780,565
		Commercial Services: 1.3%
33,440		Kelly Services, Inc.	904,886
			904,886
		Computers: 3.2%
907,960	@	Gateway, Inc.	1,561,691
56,640	@	Mentor Graphics Corp.	711,965
			2,273,656
		Electronics: 4.6%
223,780	@	Kemet Corp.	2,139,337
145,390	@,L	Stoneridge, Inc.	1,131,134
			3,270,471
		Food: 8.0%
99,430	L	Chiquita Brands International, Inc.	1,422,843
101,610		Del Monte Foods Co.	1,203,062
51,950	@,L	Gold Kist, Inc.	778,731
212,460	@,L	Interstate Bakeries	1,710,303
1,385,637	@,L	Winn-Dixie Stores, Inc.	540,398
			5,655,337
		Hand/Machine Tools: 1.2%
57,120	L	Starrett (LS) Co.	811,675
			811,675
		Home Builders: 3.9%
143,729		Coachmen Industries, Inc.	1,588,205
200,900	@	National RV Holdings, Inc.	1,145,130
			2,733,335
		Home Furnishings: 4.7%
70,770	L	Kimball International, Inc.	1,061,550
49,290	L	La-Z-Boy, Inc.	737,378
16,668	L	Whirlpool Corp.	1,498,787
			3,297,715
		Household Products/Wares: 2.0%
61,700	L	American Greetings	1,387,633
			1,387,633
		Insurance: 7.2%
26,290	L	Kansas City Life Insurance Co.	$1,203,556
109,428	@,L	KMG America Corp.	933,421
3,395	@	National Western Life Insurance Co.	767,202
76,310		Phoenix Cos., Inc.	1,082,076
105,107	@,L	PMA Capital Corp.	1,087,857
			5,074,112
		Leisure Time: 2.4%
152,536	@	K2, Inc.	1,682,472
			1,682,472
		Machinery-Diversified: 4.1%
147,256		Tecumseh Products Co.	2,871,492
			2,871,492
		Miscellaneous Manufacturing: 1.1%
55,300		Tredegar Corp.	783,601
			783,601
		Retail: 7.0%
26,710		Dillard’s, Inc.	727,046
113,930	@,L	Jo-Ann Stores, Inc.	1,891,238
128,620	L	Pier 1 Imports, Inc.	1,091,984
87,060	@,L	Sharper Image Corp.	1,180,534
			4,890,802
		Semiconductors: 4.8%
168,520	@	Agere Systems, Inc.	2,512,633
324,700	@	ESS Technology	837,726
			3,350,359
		Software: 1.7%
231,600	@,L	Borland Software Corp.	1,225,164
			1,225,164
		Telecommunications: 10.7%
283,410	@	3 Com Corp.	1,278,179
426,016	@,L	Adaptec, Inc.	1,904,292
513,563	@	Cincinnati Bell, Inc.	1,997,760
370,540	@,L	Utstarcom, Inc.	2,364,047
			7,544,278
		Total Common Stock (Cost $83,699,831)	70,387,555

Principal Amount			Value
SHORT-TERM INVESTMENTS: 31.5%

	Securities Lending CollateralCC: 31.5%
$22,214,492	The Bank of New York Institutional Cash Reserve Fund		22,214,492
	Total Securities Lending Collateral (Cost $22,214,492)		22,214,492
	Total Investments in Securities (Cost $105,914,323)*	131.5%	$92,602,047
	Other Assets and Liabilities-Net	(31.5)	(22,204,582)
	Net Assets	100.0%	$70,397,465

See Accompanying Notes to Financial Statements

Portfolio of Investments
Ing SMALLCAP VALUE FUND	AS OF MAY 31, 2006 (CONTINUED)

@	Non-income producing security
@@	Foreign issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
*	Cost for federal income tax purposes is $106,238,025.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$6,926,483
Gross Unrealized Depreciation	(20,562,461)
Net Unrealized Depreciation	$(13,635,978)

See Accompanying Notes to Financial Statements

Portfolio of Investments
Ing SMALLCAP VALUE CHOICE FUND	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 92.7%
		Auto Parts & Equipment: 0.9%
15,500	@	Commercial Vehicle Group, Inc.	$318,370
			318,370
		Banks: 1.0%
14,500	@	Bancorp, Inc.	332,920
			332,920
		Computers: 2.5%
283,200	@	Quantum Corp.	824,112
			824,112
		Diversified Financial Services: 1.4%
9,900		IndyMac Bancorp, Inc.	454,410
			454,410
		Electrical Components & Equipment: 4.0%
41,100	@	General Cable Corp.	1,325,886
			1,325,886
		Electronics: 1.1%
28,400		Keithley Instruments, Inc.	362,100
			362,100
		Environmental Control: 2.7%
20,900	@	Aleris International, Inc.	903,507
			903,507
		Food: 5.1%
68,300		Del Monte Foods Co.	808,672
54,700		Premium Standard Farms, Inc.	908,567
			1,717,239
		Forest Products & Paper: 13.3%
40,500		Bowater, Inc.	937,170
81,400	@	Buckeye Technologies, Inc.	635,734
27,500		Glatfelter	480,700
74,400	@@	Sappi Ltd. ADR	939,672
39,100	@	Smurfit-Stone Container Corp.	468,027
74,200		Wausau-Mosinee Paper Corp.	992,054
			4,453,357
		Hand/Machine Tools: 5.4%
10,700		Kennametal, Inc.	639,860
21,450		Lincoln Electric Holdings, Inc.	1,178,892
			1,818,752
		Home Furnishings: 1.8%
37,800		Hooker Furniture Corp.	607,068
			607,068
		Household Products/Wares: 4.4%
81,400	@	Fossil, Inc.	1,483,922
			1,483,922
		Insurance: 1.4%
27,400	@	PMA Capital Corp.	283,590
77,700	@,@@	Quanta Capital Holdings Ltd.	188,034
			471,624
		Iron/Steel: 4.1%
45,550		Gibraltar Industries, Inc.	$1,268,568
1,150		Reliance Steel & Aluminum Co.	92,702
			1,361,270
		Machinery-Diversified: 7.3%
15,400		Albany International Corp.	615,384
19,300	@	Kadant, Inc.	452,392
54,800		Sauer-Danfoss, Inc.	1,363,424
			2,431,200
		Metal Fabricate/Hardware: 0.9%
11,400	@	RBC Bearings, Inc.	285,342
			285,342
		Mining: 2.6%
20,700	@	Century Aluminum Co.	862,155
			862,155
		Miscellaneous Manufacturing: 3.7%
45,500	@	Griffon Corp.	1,234,870
			1,234,870
		Oil & Gas: 7.5%
31,400	@	Denbury Resources, Inc.	992,240
21,100		Range Resources Corp.	546,490
76,900	@	Warren Resources, Inc.	960,481
			2,499,211
		Oil & Gas Services: 3.1%
67,500	@,@@	Acergy SA ADR	1,032,075
			1,032,075
		Real Estate Investment Trusts: 6.6%
57,200		Anthracite Capital, Inc.	644,072
65,600		HomeBanc Corp	511,680
86,900		New York Mortgage Trust, Inc.	366,718
11,550		RAIT Investment Trust	291,060
19,300		Saxon Capital, Inc.	215,195
23,300		Sunset Financial Resources, Inc.	195,953
			2,224,678
		Retail: 4.3%
57,800		Casey’s General Stores, Inc.	1,294,142
11,400	@	Hot Topic, Inc.	157,776
			1,451,918
		Savings & Loans: 1.9%
32,000	@	Franklin Bank Corp.	636,800
			636,800
		Semiconductors: 2.2%
82,200	@	Mattson Technology, Inc.	736,512
			736,512
		Telecommunications: 1.2%
13,700	@	CommScope, Inc.	400,451
			400,451
		Transportation: 2.3%
39,875	@	Marten Transport Ltd.	780,353
			780,353
		Total Common Stock (Cost $28,821,548)	31,010,102

See Accompanying Notes to Financial Statements

Portfolio of Investments
Ing SMALLCAP VALUE CHOICE FUND	AS OF MAY 31, 2006 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 5.5%

	U.S. Government Agency Obligation: 5.5%
$1,836,000	Federal Home Loan Bank, 4.660%, due 06/01/06		$1,835,762
	Total Short-Term Investments (Cost $1,835,762)		1,835,762
	Total Investments in Securities (Cost $30,657,310)*	98.2%	$32,845,864
	Other Assets and Liabilities-Net	1.8	604,312
	Net Assets	100.0%	$33,450,176

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $30,695,003.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,347,963
Gross Unrealized Depreciation	(1,197,102)
Net Unrealized Appreciation	$2,150,861

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2006 were as follows:

Fund Name	Type	Per Share Amount
ING Convertible Fund
Class A	NII	$0.5566
Class B	NII	$0.3876
Class C	NII	$0.4079
Class Q	NII	$0.5681

ING Real Estate Fund
Class A	NII	$0.4896
Class B	NII	$0.3743
Class C	NII	$0.3664
Class I	NII	$0.5304
Class O	NII	$0.4939
All Classes	STCG	$0.1722
All Classes	LTCG	$0.9622

ING Disciplined LargeCap Fund
Class A	NII	$0.0396

ING Financial Services Fund
Class A	NII	$0.2217
Class B	NII	$0.0177
Class C	NII	$0.2725
Class O	NII	$0.2480
All Classes	STCG	$0.4058
All Classes	LTCG	$1.5796

ING LargeCap Value Fund
Class A	NII	$0.0887
Class B	NII	$0.0052
Class C	NII	$0.0135
Class I	NII	$0.1169
All Classes	STCG	$0.4348
All Classes	LTCG	$0.1392

ING MagnaCap Fund
Class A	NII	$0.1228
Class B	NII	$0.0240
Class C	NII	$0.0210
Class I	NII	$0.1490
Class M	NII	$0.0624

ING MidCap Value Fund
All Classes	STCG	$0.9288
All Classes	LTCG	$0.8178

ING MidCap Value Choice Fund
Class A	NII	$0.0397
Class B	NII	$0.0050
Class C	NII	$0.0089
Class I	NII	$0.0552
All Classes	STCG	$0.1140

ING SmallCap Value Fund
All Classes	STCG	$2.2274
All Classes	LTCG	$0.9584
All Classes	ROC	$0.0186

ING SmallCap Value Choice Fund
Class A	NII	$0.0476
Class B	NII	$0.0025
Class C	NII	$0.0102
Class I	NII	$0.0698
All Classes	STCG	$0.0800

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain
ROC — Return of capital

Of the ordinary distributions made during the year ended May 31, 2006, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Convertible Fund	66.41%
ING Disciplined LargeCap Fund	99.50%
ING Financial Services Fund	99.67%
ING LargeCap Value Fund	43.41%
ING MagnaCap Fund	100.00%
ING MidCap Value Fund	17.64%
ING MidCap Value Choice Fund	12.48%
ING SmallCap Value Fund	13.62%
ING SmallCap Value Choice Fund	8.79%

For the year ended May 31, 2006, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Convertible Fund	66.41%
ING Disciplined LargeCap Fund	100.00%
ING Financial Services Fund	99.67%
ING LargeCap Value Fund	43.14%
ING MagnaCap Fund	100.00%
ING MidCap Value Fund	17.49%
ING MidCap Value Choice Fund	17.00%
ING SmallCap Value Fund	13.57%
ING SmallCap Value Choice Fund	9.58%

Pursuant to Internal Revenue Code Section 871(k), the Funds designate the following percentages of ordinary distributions as interest-related dividends:

ING Convertible Fund	45.43%
ING Financial Services Fund	0.65%
ING LargeCap Value Fund	0.07%
ING MagnaCap Fund	2.23%
ING MidCap Value Choice Fund	4.36%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent Trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Independent Trustees:

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	January 2005 - Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - Present). Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 - November 2005).	174	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	174	None.

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	February 2002 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 - Present).	174	None.

R. Barbara Gitenstein 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	February 2002 - Present	President, College of New Jersey (January 1999 - Present).	174	None.

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	174	Assured Guaranty Ltd. (April 2004 - Present).

Walter H. May 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	October 1999 - Present	Retired.	174	None.

Jock Patton 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Chairman and Trustee	October 1999 - Present	Private Investor (June 1997 - Present). Formerly, Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	174	JDA Software Group, Inc. (January 1999 -Present); and Swift Transportation Co. (March 2004 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Trustee	January 2006 - Present	Consultant (May 2001 - Present). Formerly, Chief Executive Officer, Lend Lease Real Estate Investments, Inc. (March 2000 - April 2001).	174	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); and Romanian-American Enterprise Fund (February 2004 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

David W.C. Putnam 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	October 1999 - Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	174	Principled Equity Market Trust (December 1996 - Present), and Asian American Bank and Trust Company. (June 1993 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	174	AmeriGas Propane, Inc. (January 1998 - Present); and UGI Corporation (February 2006 - Present).

Richard A. Wedemeyer(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Trustee	February 2001 - May 2006	Retired. Formerly, Vice President - Finance and Administration, The Channel Corporation (June 1996 - April 2002).	174	American Independence Funds Trust (July 2005 - Present).

Trustees who are “Interested Persons”:

Thomas J. McInerney(3)(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	February 2001 - April 2006	Chief Executive Officer, ING U.S. Financial Services (January 2005 - Present); General Manager and Chief Executive Officer, ING U.S. Financial Services (December 2003 - December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 - December 2003); and General Manager and Chief Executive Officer, ING U.S. Worksite Financial Services (December 2000 - September 2001).	215

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

John G. Turner(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	October 1999 - Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 - January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 - December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 - December 2001).	214	Hormel Foods Corporation (March 2000 - Present); ShopKo Stores, Inc. (August 1999 - Present); and Conseco, Inc. (September 2003 - Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.
(2)

Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)

Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)

Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5)	Effective May 25, 2006, Mr. Richard A. Wedemeyer retired from the Board.
(6)	Effective April 28, 2006, Mr. Thomas J. Mclnerney resigned from the Board of the ING Funds and was removed from the Board’s Committees.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 57	President and Chief Executive Officer	February 2001 - Present	President and Chief Executive Officer, ING Investments, LLC(2) (December 2000 - Present). Formerly, Chief Operating Officer, ING Investments, LLC(2) (December 2000 - March 2006).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Executive Vice President	February 2002 - Present

Executive Vice President, ING Investments, LLC(2) (December 2001 - Present). Formerly, Chief Compliance Officer, ING Investments,
LLC(2), ING Life Insurance and Annuity Company and Directed Services, Inc. (October 2004 - December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005); and Senior Vice President, ING Investments,
LLC(2) (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 56	Executive Vice President	February 2002 - Present

Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC(2) (August 2000 - January 2003).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 - Present November 1999 - Present

Executive Vice President and Chief Operating Officer, ING Funds Services, LLC(3) and ING Investments, LLC(2) (March 2006 - Present); and Assistant Secretary, ING Funds Services, LLC(3) (October 2001 - Present). Formerly, Senior Vice President, ING Investments,
LLC(2) (August 1999 - March 2006).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 51	Executive Vice President Chief Compliance Officer	March 2006 - Present November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present) and ING Investments, LLC(2), ING Life Insurance and Annuity Company and Directed Services, Inc. (March 2006 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present

Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3)
(September 2002 - March 2005); and Director, Financial Reporting, ING Investments, LLC(2) (March 2001 - September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 41	Senior Vice President	November 2003 - Present

Senior Vice President and Assistant Secretary, ING Investments, LLC(2)
(October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2)
(January 2001 - October 2003).

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	June 2006 - Present

Senior Vice President, ING Funds Services, LLC(3) (April 2006 - Present); Counsel, ING U.S. Financial Services (January 2004 - March 2006); Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 35	Senior Vice President	June 2006 - Present	Senior Vice President of Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (September 2001 - May 2006).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 38	Vice President and Treasurer	November 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	February 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor,
LLC(4) (July 1995 - Present); and Vice President (February 1996 - Present) and Director of Compliance (October 2004 - Present), ING Investments, LLC.(2) Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Vice President	September 2004 - Present

Vice President, ING Funds Services,
LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services,(3) LLC (October 2001 - September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments,
LLC(2) (September 1999 - October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 40	Vice President	March 2005 - Present

Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Assistant Vice President, Financial Reporting, ING Funds Services, LLC(3) (April 2004 - April 2005); Manager, Financial Reporting, ING Funds Services, LLC(3) (August 2002 - April 2004); and Controller Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 - March 2002).

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 49	Vice President	March 2006 - Present

Vice President, ING Funds Services,
LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006). Formerly, Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 29	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Secretary	August 2003 - Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Healy A. Webb 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	June 2006 - Present

Managing Paralegal, ING Funds Services, LLC(3) (May 2006 - Present) Formerly, Supervisor, ING Funds Services, LLC(3) (August 2005 - May 2006); Project Manager, ING Funds Services, LLC(3) (February 2002 - August 2005); and Fund Administration and Compliance Associate, Capital Research and Management Company (August 1998 - January 2002).

(1)	The Officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Series Fund, Inc. was held November 10, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among ING Value Opportunity Fund and ING MagnaCap Fund (“MagnaCap Fund”), providing for the reorganization of ING Value Opportunity Fund with and into MagnaCap Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results*:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted

ING Value Opportunity Fund	1	836,875	91,471	17,685	—	946,031
ING Value Opportunity Fund	2	827,858	96,138	22,035	—	946,031

*                 The Shareholder Meeting for ING Value Opportunity Fund (both proposals) was adjourned to November 29, 2005.

A special meeting of shareholders of the ING Equity Trust was held November 10, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among ING SmallCap Opportunities Fund and ING Small Company Fund (“Small Company Fund”), providing for the reorganization of ING SmallCap Opportunities Fund with and into Small Company Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results*:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted

ING SmallCap Opportunities Fund	1	2,061,113	75,186	81,044	—	2,217,343
ING SmallCap Opportunities Fund	2	2,010,039	111,546	95,758	—	2,217,343

*                 The Shareholder Meeting for ING SmallCap Opportunities Fund (both proposals) was adjourned to November 29, 2005.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special adjournment meeting of shareholders of the ING Series Fund, Inc. was held November 29, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among ING Value Opportunity Fund and ING MagnaCap Fund (“MagnaCap Fund”), providing for the reorganization of ING Value Opportunity Fund with and into MagnaCap Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted

ING Value Opportunity Fund	1	1,214,539	91,770	393,520	—	1,699,829
ING Value Opportunity Fund	2	1,203,409	99,555	396,865	—	1,699,829

A special adjournment meeting of shareholders of the ING Equity Trust was held November 29, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among ING SmallCap Opportunities Fund and ING Small Company Fund (“Small Company Fund”), providing for the reorganization of ING SmallCap Opportunities Fund with and into Small Company Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results*:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted

ING SmallCap Opportunities Fund	1	2,518,538	84,976	92,350	—	2,695,864
ING SmallCap Opportunities Fund	2	2,466,775	120,120	108,969	—	2,695,864

*                 The Shareholder Meeting for ING SmallCap Opportunities Fund (both proposals) was adjourned to December 27, 2005.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special adjournment meeting of shareholders of the ING Equity Trust was held December 27, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among ING SmallCap Opportunities Fund and ING Small Company Fund (“Small Company Fund”), providing for the reorganization of ING SmallCap Opportunities Fund with and into Small Company Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results*:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted

ING SmallCap Opportunities Fund	1	3,114,299	98,521	100,792	—	3,313,612
ING SmallCap Opportunities Fund	2	2,911,051	280,470	122,091	—	3,313,612

*                 The Shareholder Meeting for ING SmallCap Opportunities Fund (both proposals) was adjourned to January 19, 2006.

A special adjournment meeting of shareholders of the ING Equity Trust was held January 19, 2006, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among ING SmallCap Opportunities Fund and ING Small Company Fund (“Small Company Fund”), providing for the reorganization of ING SmallCap Opportunities Fund with and into Small Company Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results*:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted

ING SmallCap Opportunities Fund	1	3,114,419	98,521	100,908	—	3,313,848
ING SmallCap Opportunities Fund	2	2,911,171	280,470	122,207	—	3,313,848

*                 The ING SmallCap Opportunities Fund was unable to obtain sufficient shareholder votes to establish quorum needed to consider and approve the proposed merger. At the January 19th Unified Board meeting, the Unified Board approved rescinding the merger of ING SmallCap Opportunities Fund into ING Small Company Fund. Both Funds will remain in the product line-up.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15 of the Investment Company Act of 1940 mandates that, when a Fund enters into new advisory or sub-advisory arrangements, the Board of Trustees (the “Board”) of ING Equity Trust (“IET”), including a majority of the Trustees who have no direct or indirect interest in the Investment Management and Sub-Advisory Agreements governing those arrangements, and who are not “interested persons” of the Funds, as such term is defined under the Investment Company Act of 1940 (the “IET Non-Interested Trustees”), must approve those Investment Management and Sub-Advisory Agreements. Therefore, in order for a new series of IET to be launched, the Board must approve an Investment Management Agreement and Sub-Advisory Agreement for that series prior to the commencement of its operations.

At a meeting held on November 10, 2005, the Board considered the approval of new Investment Management Agreements and Sub-Advisory Agreements for the following two Funds, each of which is a series of IET that recently commenced operations: ING Fundamental Research Fund and ING Opportunistic LargeCap Fund. After consideration, the Board voted to approve the Investment Management and Sub-Advisory Agreements for each of these Funds for initial terms that end on November 30, 2007.

In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings with respect to ING Investments, LLC (“ING Investments”), the proposed investment adviser to the Funds, and ING Investment Management Co. (“ING IM”), the proposed sub-adviser to the Funds. The Board also considered information prepared specifically in connection with their deliberations with respect to the approval of the advisory and sub-advisory arrangements for these Funds. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Investment Management Agreement and Sub-Advisory Agreement for each Fund were considered at the same Board meeting, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is a discussion of certain factors the Board considered at the November 10, 2005 meeting in considering the advisory and sub-advisory arrangements for the new Funds. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to approve the Investment Management and Sub-Advisory Agreements for the Funds’ initial terms ending November 30, 2007. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Funds’ advisory and sub-advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Board determined to undertake steps to further enhance the process under which the Board determines whether to approve new advisory and sub-advisory arrangements. Among the measures the Board implemented was to retain the services of an independent consultant with experience in the mutual fund industry to assist the IET Non-Interested Trustees in working with the personnel employed by ING Investments, the Funds’ investment adviser, or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Trustees when considering advisory and sub-advisory relationships and to establish the format in which the information requested by the Board in this context is provided to the Board. The end result was the implementation of the current process relied upon by the Board to analyze information in connection with its review and approval of new advisory and sub-advisory relationships.

Since this process was implemented, the Board has continuously reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the Domestic Equity Funds Investment Review Committee (the “DE IRC”). The type and format of the information provided to the Board or its counsel to inform deliberations with respect to Investment Management and Sub-Advisory Agreements has been codified in the Funds’ 15(c) Methodology Guide (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Board, and sets out a written blueprint under which the Board requests certain information necessary to facilitate a thorough and informed review in connection with deliberations regarding advisory and sub-advisory relationships. Management provides certain Fund-specific information to the Board based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Board’s review of new Investment Management and Sub-Advisory Agreements.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

On its own and as part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide. The Investment Review Committees, including the DE IRC, also meet regularly with ING Investments and with ING IM. The Board employed its process for reviewing contracts when considering whether to approve Investment Management and Sub-Advisory Agreements for the new Funds.

Nature, Extent and Quality of Service

In determining whether to approve the Investment Management and Sub-Advisory Agreements for the Funds for their initial terms ending November 30, 2007, the Board received and evaluated such information as it deemed necessary regarding the nature, extent and quality of services to be provided to the Funds by ING Investments and ING IM. This included information about ING Investments and ING IM provided throughout the year at regular Board meetings in the context of their services to other Funds in the ING Funds complex, as well as information furnished for the November 10, 2005 Board meeting.

The materials requested by and provided to the Board and/or its legal counsel prior to the November 10, 2005 Board meeting included the following items: (1) FACT sheets for each Fund that provide information about the proposed expenses of the Fund and other, similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Fund’s proposed objectives and strategies; (2) responses to a detailed series of questions from K&LNG, legal counsel to the IET Non-Interested Trustees; (3) copies of each form of proposed Investment Management Agreement and Sub-Advisory Agreement; (4) drafts of narrative summaries addressing key factors the Board could consider in determining whether to approve the new Investment Management and Sub-Advisory Agreements; and (5) other information relevant to the Board’s evaluations.

In arriving at its conclusions with respect to the advisory arrangements with ING Investments, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board reviewed the level of staffing, quality and experience of each Fund’s proposed portfolio management team. The Board took into account the respective resources and reputations of ING Investments and ING IM, and evaluated the ability of ING Investments and ING IM to attract and retain qualified investment advisory personnel.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services to be provided by ING Investments and ING IM would be appropriate in light of the Funds’ anticipated operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by ING Investments and ING IM would be appropriate.

Economies of Scale

In considering the reasonableness of the proposed advisory fees, the Board considered whether economies of scale will be realized by ING Investments as a Fund grows larger and the extent to which this is reflected in the level of management fee rates to be charged. In this regard, the Board noted any breakpoints in advisory fee schedules that may result in a lower advisory fee in the future when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that any breakpoints would inure to the benefit of ING Investments, except to the extent that these savings are passed through in the form of breakpoints on advisory fees that would result in savings to the Funds.

Fee Rates and Profitability

The Board reviewed and considered each proposed contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to ING Investments. The Board also considered the proposed contractual sub-advisory fee rates payable by ING Investments to ING IM for sub-advisory services.

The Board considered the fee structures of the Funds as they relate to the services to be provided under the Agreements, and the potential fall-out benefits to ING Investments and ING IM, and their respective affiliates, from their association with the Funds. For each Fund, the Board determined that the fees payable to ING Investments and ING IM are reasonable for the services, which were considered in light of the nature and quality of the services that each is expected to perform through the initial term ending November 30, 2007.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding ING Investments’ and ING IM’s profitability. The Board also recognized that profitability

ADVISORY CONTRACT APPROVAL DISCUSSION (uNAUDITED) (CONTINUED)

analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

Based on the information on revenues, costs, and ING Investments’ profitability considered by the Board, after considering the factors described in this section the Board concluded that the profits, if any, to be realized by ING Investments would not be excessive.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2005 meeting in relation to approving the Investment Management and Sub-Advisory Agreements for the Funds’ initial terms ending November 30, 2007. These specific factors are in addition to those considerations discussed above. Each Fund’s proposed management fee and estimated expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Fundamental Research Fund

In determining whether to approve the Investment Management and Sub-Advisory Agreements for ING Fundamental Research Fund (“Fundamental Research Fund”), the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for Fundamental Research Fund, should be approved for the Fund. The materials provided to the Board and/or its legal counsel in support of the proposed advisory and sub-advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of Fundamental Research Fund that discusses, among other things, the performance of ING IM in managing ING VP Fundamental Research Fund Portfolio (“VP Fundamental”), an ING Fund managed in a style substantially similar to that in which Fundamental Research Fund would be managed, with such performance being compared against the Fund’s Morningstar Category average and proposed primary benchmark; (2) information about the Fund’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Fund that compare the performance of VP Fundamental against that of the Fund’s Selected Peer Group and its Morningstar category median; (4) responses from ING Investments and ING IM to questions posed by K&LNG, independent legal counsel, on behalf of the IET Non-Interested Trustees; (5) supporting documentation, including copies of the forms of Investment Management and Sub-Advisory Agreements for Fundamental Research Fund; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by ING Investments in the context of ING Investments’ oversight of other sub-advisers managing Funds in the ING Funds complex, and by ING IM in connection with its management of other Funds in the ING Funds complex.

At November 2005 meeting, the Board received and evaluated the report of the DE IRC. The Board also considered that Fundamental Research Fund would be subject to the standard policies and procedures of IET previously approved by the Board for other series of IET and approved in accordance with Rule 38a-1 under the Investment Company Act of 1940 (the “1940 Act”). The Board also noted that, in managing the Fund, ING Investments and ING IM each would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 (the “Advisers Act”) that had been previously approved by the Board in connection with other Funds.

The Board’s consideration of whether to approve the Investment Management Agreement with ING Investments on behalf of Fundamental Research Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by ING Investments to Fundamental Research Fund under the proposed Investment Management Agreement; (2) ING Investments’ experience as a manager-of-managers overseeing sub-advisers to other Funds within the ING Funds complex; (3) ING Investments’ strength and reputation within the industry; (4) the fairness of the compensation under the proposed Investment Management Agreement in light of the services to be provided to Fundamental Research Fund and taking into account the sub-advisory fees payable by ING Investments to ING IM; (5) the fairness of ING Investments’

ADVISORY CONTRACT APPROVAL DISCUSSION (uNAUDITED) (CONTINUED)

compensation under an Investment Management Agreement with a breakpoint fee schedule where it is unknown whether or when the asset level necessary to achieve a breakpoint discount would be reached by the Fund; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of Fundamental Research Fund, including that: (a) the proposed management fee (inclusive of the advisory fee and a 0.10% administration fee) for Fundamental Research Fund is below the median and the average management fees of the funds in Fundamental Research Fund’s Selected Peer Group, and (b) the estimated expense ratio, taking into account the proposed expense limit, for Fundamental Research Fund is below the median and the average expense ratios of the funds in Fundamental Research Fund’s Selected Peer Group; (7) the projected profitability of ING Investments when sub-advisory fees payable by ING Investments to ING IM are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, including its management team’s expertise in the management of other Funds; (9) ING Investments’ compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (10) the information that had been provided by ING Investments at regular Board meetings, and in anticipation of the November 2005 meeting, with respect to its capabilities as a manager-of-managers; and (11) “fall-out benefits” to ING Investments and its affiliates that were anticipated to arise from ING Investments’ management of the Fund.

In reviewing the proposed Sub-Advisory Agreement with ING IM, the Board considered a number of factors, including, but not limited to, the following: (1) ING Investments’ view of the reputation of ING IM as a manager to similar funds; (2) ING IM’s strength and reputation in the industry; (3) ING IM’s experience and skill in managing similar funds, including VP Fundamental; (4) the nature and quality of the services to be provided by ING IM under the proposed Sub-Advisory Agreement; (5) the prior performance of VP Fundamental, compared to the Fund’s Morningstar Category average, Morningstar Category median, its proposed primary benchmark and the performance of the funds in the Fund’s Selected Peer Group; (6) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and its fit among the stable of managers in the ING Funds line-up; (7) the fairness of the compensation under the proposed Sub-Advisory Agreement in light of the services to be provided by and the projected profitability of ING IM as Fundamental Research Fund’s sub-adviser; (8) the costs for the services to be provided by ING IM, including that it would charge a sub-advisory fee with breakpoints, and that the sub-advisory fee would be payable out of ING Investments’ advisory fee and, therefore, these breakpoint discounts would affect the fees payable by ING Investments; (9) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of other Funds in the ING Funds complex; (10) ING IM’s financial condition; (11) the appropriateness of the selection of ING IM in light of Fundamental Research Fund’s proposed investment objective and prospective investor base; and (12) ING IM’s Code of Ethics, which has previously been approved for other ING Funds, and related procedures for complying with that Code.

In analyzing the performance data of VP Fundamental, the Board noted Management’s representations that while the performance history of VP Fundamental was limited, VP Fundamental nonetheless had performed well versus its benchmark and Morningstar Category average during its first full quarter of operation.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by ING Investments to ING IM is reasonable in the context of all factors considered by the Board; and (4) each of ING Investments and ING IM maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the Investment Management and Sub-Advisory Agreements for Fundamental Research Fund. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (uNAUDITED) (CONTINUED)

ING Opportunistic LargeCap Fund

In determining whether to approve the Investment Management and Sub-Advisory Agreements for ING Opportunistic LargeCap Fund (“Opportunistic LargeCap Fund”), the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for Opportunistic LargeCap Fund, should be approved for the Fund. The materials provided to the Board and/or its legal counsel in support of the proposed advisory and sub-advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of Opportunistic LargeCap Fund that discusses, among other things, the performance of ING IM in managing separate accounts in the opportunistic equity style (the “Composite), with such performance being compared against the Fund’s Morningstar Category average and proposed primary benchmark; (2) information about the Fund’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Fund that compare the performance of the Composite against that of the Fund’s Selected Peer Group and its Morningstar category median; (4) responses from ING Investments and ING IM to questions posed by K&LNG, independent legal counsel, on behalf of the IET Non-Interested Trustees; (5) supporting documentation, including copies of the forms of Investment Management and Sub-Advisory Agreements for Opportunistic LargeCap Fund; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by ING Investments in the context of ING Investments’ oversight of other sub-advisers managing Funds in the ING Funds complex, and by ING IM in connection with its management of other Funds in the ING Funds complex.

At the Board meeting at which the Investment Management and Sub-Advisory Agreements were considered, the Board received and evaluated the report of the DE IRC, which had met with the proposed managers to the new Fund. The Board also considered that Opportunistic LargeCap Fund would be subject to the standard policies and procedures of IET previously approved by the Board for other series of IET and approved in accordance with Rule 38a-1 under the 1940 Act. The Board also noted that, in managing the Fund, ING Investments and ING IM each would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act that had been previously approved by the Board in connection with other Funds.

The Board’s consideration of whether to approve the Investment Management Agreement with ING Investments on behalf of Opportunistic LargeCap Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by ING Investments to Opportunistic LargeCap Fund under the proposed Investment Management Agreement; (2) ING Investments’ experience as a manager-of-managers overseeing sub-advisers to other Funds within the ING Funds complex; (3) ING Investments’ strength and reputation within the industry; (4) the fairness of the compensation under the proposed Investment Management Agreement in light of the services to be provided to Opportunistic LargeCap Fund and taking into account the sub-advisory fees payable by ING Investments to ING IM; (5) the fairness of ING Investments’ compensation under an Investment Management Agreement with a breakpoint fee schedule where it is unknown whether or when the asset level necessary to achieve a breakpoint discount would be reached by the Fund; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of Opportunistic LargeCap Fund, including that: (a) the proposed management fee (inclusive of the advisory fee and a 0.10% administration fee) for Opportunistic LargeCap Fund is below the median and the average management fees of the funds in Opportunistic LargeCap Fund’s Selected Peer Group, and (b) the estimated expense ratio for Opportunistic LargeCap Fund is below the median and the average expense ratios of the funds in Opportunistic LargeCap Fund’s Selected Peer Group; (7) the projected profitability of ING Investments when sub-advisory fees payable by ING Investments to ING IM are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, including its management team’s expertise in the management of other Funds; (9) ING Investments’ compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (10) the information that had been provided by ING Investments at regular Board meetings, and in anticipation of the November 2005 meeting, with respect to its capabilities as a manager-of-managers; and (11) “fall-out benefits” to ING Investments and its affiliates that were anticipated to arise from ING Investments’ management of the Fund.

ADVISORY CONTRACT APPROVAL DISCUSSION (uNAUDITED) (CONTINUED)

In reviewing the proposed Sub-Advisory Agreement with ING IM, the Board considered a number of factors, including, but not limited to, the following: (1) ING Investments’ view of the reputation of ING IM as a manager to similar investment portfolios; (2) ING IM’s strength and reputation in the industry; (3) ING IM’s experience and skill in managing the Composite; (4) the nature and quality of the services to be provided by ING IM under the proposed Sub-Advisory Agreement; (5) the prior performance of the Composite, compared to the Fund’s Morningstar Category average, Morningstar Category median, its proposed primary benchmark and the performance of the funds in the Fund’s Selected Peer Group; (6) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and its fit among the stable of managers in the ING Funds line-up; (7) the fairness of the compensation under the proposed Sub-Advisory Agreement in light of the services to be provided by and the projected profitability of ING IM as Opportunistic LargeCap Fund’s sub-adviser; (8) the costs for the services to be provided by ING IM, including that it would charge a sub-advisory fee with breakpoints, and that the sub-advisory fee would be payable out of ING Investments’ advisory fee and, therefore, these breakpoint discounts would affect the fees payable by ING Investments; (9) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of other Funds in the ING Funds complex; (10) ING IM’s financial condition; (11) the appropriateness of the selection of ING IM in light of Opportunistic LargeCap Fund’s proposed investment objective and prospective investor base; and (12) ING IM’s Code of Ethics, which has previously been approved for other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by ING Investments to ING IM is reasonable in the context of all factors considered by the Board; and (4) each of ING Investments and ING IM maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the Investment Management and Sub-Advisory Agreements for Opportunistic LargeCap Fund. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Balanced Fund
ING Convertible Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds
ING 130/30 Fundamental Research Fund
ING Disciplined LargeCap Fund
ING Fundamental Research Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds
ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds
ING Emerging Countries Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Fund
ING International Capital Appreciation Fund
ING International Growth Fund
ING International Real Estate Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Precious Metals Fund
ING Russia Fund

International Fixed-Income Fund
ING Emerging Markets Fixed Income Fund

International Fund-of-Funds
ING Diversified International Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds*
ING Aeltus Money Market Fund
ING Classic Money Market Fund

Strategic Allocation Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

*                      An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrants uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information regarding how the Registrants voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrants files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrants’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrants’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrants by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian
The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel
Dechert
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRAR-UDEABCIMOQ (0506-072806)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $43,752 for year ended May 31, 2006 and $26,662 for year ended May 31, 2005.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,284 for the year ended May 31, 2006 and $3,327 for the year end May 31, 2005.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $5,970 in the year ended May 31, 2006 and $8,092 in the year ended May 31, 2005.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

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FORM OF

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended:  November 9, 2005

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,300 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,000 per audit

(1)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,100 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,000 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $20,000 per fund per year

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Loan Staff Services		☒	Not to exceed $15,000 during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	☒		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	☒		Not to exceed $35,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:                 January 1, 2006

•      Bookkeeping or other services related to the accounting records or financial statements of the Funds

•      Financial information systems design and implementation

•      Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•      Actuarial services

•      Internal audit outsourcing services

•      Management functions

•      Human resources

•      Broker-dealer, investment adviser, or investment banking services

•      Legal services

•      Expert services unrelated to the audit

•      Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP NATURAL RESOURCES TRUST

(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $282,609 for year ended May 31, 2006 and $339,695 for year ended May 31, 2005.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Investment Funds, Inc.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: August 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: August 3, 2006

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 3, 2006

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